    As filed with the Securities and Exchange Commission on April 27, 2001
                                                  Commission File Nos. 333-32840
                                                                        811-3199
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-4
               REGISTRATION STATEMENT UNDER
               THE SECURITIES ACT OF 1933              [ ]
               Pre-Effective Amendment No.             [ ]

               Post-Effective Amendment No. 3          [X]
                    And
               REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940      [ ]

               Amendment No. 65                        [X]

                   KILICO Variable Annuity Separate Account
                          (Exact Name of Registrant)
                    Kemper Investors Life Insurance Company
                          (Name of Insurance Company)

            1 Kemper Drive, Long Grove, Illinois                      60049
 (Address of Insurance Company's Principal Executive Offices)      (Zip Code)
  Insurance Company's Telephone Number, including Area Code:     (847) 550-5500


                            Debra P. Rezabek, Esq.
                                1 Kemper Drive
                          Long Grove, Illinois 60049
                    (Name and Address of Agent for Service)
                                  Copies To:

          Frank J. Julian, Esq.                     Joan E. Boros, Esq.
 Kemper Investors Life Insurance Company              Jorden Burt LLP
             1 Kemper Drive                1025 Thomas Jefferson Street, N.W.
       Long Grove, Illinois 60049          Suite 400E   Washington, D.C. 20007


     Approximate Date of Proposed Public Offering:  Continuous
     It is proposed that this filing will become effective (check appropriate box)
         [ ]    immediately upon filing pursuant to paragraph (b) of Rule 485

         [X]    on May 1, 2001 pursuant to paragraph (b) of Rule 485
         [ ]    60 days after filing pursuant to paragraph (a)(i) of Rule 485

         [ ]    on (date) pursuant to paragraph (a)(i) of Rule 485
         [ ]    75 days after filing pursuant to paragraph (a)(ii)
         [ ]    on (date) pursuant to paragraph (a)(ii) of Rule 485
     If appropriate, check the following box:
         [ ]    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     Title of Securities being Registered:
Units of interest in Separate Account under variable annuity contracts

     No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

                             CROSS-REFERENCE SHEET
                   KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

                      Registration Statement on Form N-4


N-4 Item No.                                         Location in Prospectus

Part A
 Item  1.                    Cover Page...........................  Cover Page
 Item  2.                    Definitions..........................  Definitions
 Item  3.                    Synopsis.............................  Summary; Summary of Expenses; Examples
 Item  4.                    Condensed Financial Information......  Condensed Financial Information
 Item  5.                    General Description of Registrant,
                              Depositor and Portfolio Companies...  KILICO, the MVA Option, the Separate Account and the Funds;
                                                                    Voting Rights
 Item  6.                    Deductions and Expenses..............  Contract Charges and Expenses
 Item  7.                    General Description of Variable
                             Annuity Contracts....................  The Contracts; The Accumulation Period
 Item  8.                    Annuity Period.......................  The Annuity Period
 Item  9.                    Death Benefit........................  The Annuity Period; The Accumulation Period
 Item 10.                    Purchases and Contract Value.........  KILICO, the MVA Option, the Separate Account and the Funds; The
                                                                    Contracts; The Accumulation Period
 Item 11.                    Redemptions..........................  The Accumulation Period
 Item 12.                    Taxes................................  Federal Income Taxes
 Item 13.                    Legal Proceedings....................  Legal Proceedings
 Item 14.                    Table of Contents of the Statement of
                              Additional Information..............  Table of Contents

Part B
 Item 15.                    Cover Page...........................  Cover Page
 Item 16.                    Table of Contents....................  Table of Contents
 Item 17.                    General Information and History......  Not Applicable
 Item 18.                    Services.............................  Services to the Separate Account
 Item 19.                    Purchase of Securities Being Offered.  Not Applicable
 Item 20.                    Underwriters.........................  Services to the Separate Account
 Item 21.                    Calculation of Performance Data......  Performance Information of Subaccounts
 Item 22.                    Annuity Payments.....................  Not Applicable
 Item 23.                    Financial Statements.................  Financial Statements

Part C
     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                PROSPECTUS FOR
                    KEMPER INVESTORS LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

                INDIVIDUAL AND GROUP VARIABLE AND MARKET VALUE
                      ADJUSTED DEFERRED ANNUITY CONTRACTS

-------------------------------------------------------------------------------

                               ZURICH PREFERRED

                                   Issued By
                   KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
                                      and
                    KEMPER INVESTORS LIFE INSURANCE COMPANY

   This Prospectus describes Variable and Market Value Adjusted Deferred Annuity Contracts (the "Contract") offered by Kemper Investors Life Insurance Company ("we" or "KILICO"). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages or as nonqualified annuities. Depending on particular state requirements, the Contracts may be issued on a group or individual basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract. For purposes of this Prospectus, the term "Contract" refers both to certificates and to individual annuity contracts.

   You may allocate purchase payments to one or more of the variable options or the fixed option subject to a market value adjustment. The Contract currently offers twenty-seven variable investment options, each of which is a Subaccount of KILICO Variable Annuity Separate Account. Currently, you may choose among the following Portfolios:

                        Scudder Variable Series I*

 . Scudder Capital Growth (formerly       . Scudder Bond (formerly Scudder
  Scudder VLIF Capital Growth)             VLIF Bond)

 . Scudder International (formerly
  Scudder VLIF International)

                       Scudder Variable Series II*

 . Scudder Money Market (formerly         . Scudder Growth (formerly Kemper
  Kemper Money Market)                     Growth)

                                         . Scudder Government Securities
 . Scudder Technology Growth                (formerly Kemper Government
  (formerly Kemper Technology              Securities)
  Growth)

 . Scudder Total Return** (formerly
  Kemper Total Return)                   . Scudder Small Cap Growth (formerly
                                            Kemper Small Cap Growth)
 . Scudder High Yield (formerly
  Kemper High Yield)

                                         . Scudder Investment Grade Bond
                                           (formerly Kemper Investment Grade
                                           Bond)
                            The Alger American Fund

 . Alger American Growth                  . Alger American MidCap Growth
 . Alger American Small
  Capitalization

                              Janus Aspen Series

 . Janus Aspen Growth                     . Janus Aspen Worldwide Growth
 . Janus Aspen Aggressive Growth          . Janus Aspen Balanced

               Fidelity Variable Insurance Products Fund ("VIP")
            Fidelity Variable Insurance Products Fund II ("VIP II")

 . Fidelity VIP Equity-Income             . Fidelity VIP II Index 500 (Service
  (Initial Class Shares)                   Class 2 Shares)
 . Fidelity VIP Growth (Initial Class     . Fidelity VIP II Contrafund(R)
  Shares)                                  (Initial Class Shares)

               American Century Variable Portfolios, Inc. ("VP")

 . American Century VP Income &           . American Century VP Value
  Growth

                          J.P. Morgan Series Trust II

                          . J.P. Morgan Small Company

    Credit Suisse Warburg Pincus Trust (formerly Warburg Pincus Trust)

          . Credit Suisse Warburg Pincus Trust-Emerging Markets

              The Dreyfus Socially Responsible Growth Fund, Inc.

                          (Initial Share Class)

*Effective May 1, 2001, pursuant to a restructuring program, the Scudder
  Variable Life Investment Fund and the Kemper Variable Series are renamed Scudder Variable Series I and Scudder Variable Series II, respectively. The portfolios of the Scudder Variable Series II are rebranded from Kemper and KVS to Scudder and SVS, respectively.

**Effective April 30, 2001, pursuant to shareholder approval, the Kemper
  Horizon 5 Portfolio, the Kemper Horizon 10+ Portfolio and the Kemper Horizon 20+ Portfolio merged into the Kemper Total Return Portfolio, and Kemper Total Return Portfolio was renamed Scudder Total Return Portfolio.

    The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

    This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by writing us or calling (888) 477-9700. A table of contents for the SAI appears on page 68. You may also find this prospectus and other information about the separate account required to be filed with the Securities and Exchange Commission ("SEC") at the SEC's web site at http://www.sec.gov.

    The date of this prospectus is May 1, 2001

    The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
DEFINITIONS...............................................................    1
SUMMARY...................................................................    3
SUMMARY OF EXPENSES.......................................................    5
CONDENSED FINANCIAL INFORMATION...........................................   11
KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS................   14
THE CONTRACTS.............................................................   19
THE ACCUMULATION PERIOD...................................................   20
CONTRACT CHARGES AND EXPENSES.............................................   29
THE ANNUITY PERIOD........................................................   32
FEDERAL INCOME TAXES......................................................   35
DISTRIBUTION OF CONTRACTS.................................................   41
VOTING RIGHTS.............................................................   41
REPORTS TO CONTRACT OWNERS AND INQUIRIES..................................   41
DOLLAR COST AVERAGING.....................................................   42
SYSTEMATIC WITHDRAWAL PLAN................................................   42
ASSET ALLLOCATION SERVICE.................................................   42
EXPERTS...................................................................   43
LEGAL MATTERS.............................................................   44
SPECIAL CONSIDERATIONS....................................................   44
AVAILABLE INFORMATION.....................................................   44
BUSINESS..................................................................   45
PROPERTIES................................................................   50
LEGAL PROCEEDINGS.........................................................   50
SELECTED FINANCIAL DATA...................................................   51
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
 OPERATIONS...............................................................   52
KILICO'S DIRECTORS AND EXECUTIVE OFFICERS.................................   64
EXECUTIVE COMPENSATION....................................................   67
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION....................   68
FINANCIAL STATEMENTS......................................................   68
APPENDIX A ILLUSTRATION OF A MARKET VALUE ADJUSTMENT......................   95
APPENDIX B KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND
 VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT.......   97

                                  DEFINITIONS

   The following terms as used in this Prospectus have the indicated meanings:

   Accumulated Guarantee Period Value--The sum of your Guarantee Period
Values.

   Accumulation Period--The period between the Date of Issue of a Contract and the Annuity Date when you make premium payments to us.

   Accumulation Unit--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

   Allocation Option--The twenty-seven (27) Subaccounts and the MVA Option available under the Contract for allocation of Purchase Payments, or transfers of Contract Value during the Accumulation Period.

   Annuitant--The person designated to receive or who is actually receiving annuity payments. Life annuity payments involving life contingencies depend upon the annuitant.

   Annuity Date--The date on which annuity payments from us to the annuitant start.

   Annuity Option--One of several forms in which annuity payments can be made.

   Annuity Period--The period starting on the Annuity Date when we make annuity payments to the annuitant.

   Annuity Unit--A unit of measurement used to determine the amount of Variable Annuity payments.

   Beneficiary--The person you designate to receive any benefits under a Contract upon your death or upon the Annuitant's death prior to the Annuity Period.

   Company ("we", "us", "our", "KILICO")--Kemper Investors Life Insurance Company. Our home office is located at 1 Kemper Drive, Long Grove, Illinois 60049.

   Contract--A Variable and Market Value Adjusted Deferred Annuity Contract offered on an individual or group basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract.

   Contract Value--The sum of the values of your Accumulated Guarantee Period Value and Separate Account Value during the Accumulation Period.

   Contract Year--Period between anniversaries of the Date of Issue of a Contract.

   Date of Issue--The date on which the first Contract Year commences.

   Debt--The principal of any outstanding loan plus any accrued interest. Requests for loans must be made in writing to us.

   Fixed Annuity--An annuity where we guarantee the amount of each annuity payment.

   Fund or Funds--Scudder Variable Series I, Scudder Variable Series II, The Alger American Fund, Janus Aspen Series, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, American Century Variable Portfolios, Inc., J.P. Morgan Series Trust II, Credit Suisse Warburg Pincus Trust and The Dreyfus Socially Responsible Growth Fund, Inc., including any Portfolios thereunder.

   General Account--All our assets other than those allocated to any legally segregated separate account.

   Guaranteed Interest Rate--The rate of interest we set for a given Guarantee Period.

   Guarantee Period--The period of time for which a Guaranteed Interest Rate of an MVA Option is guaranteed. You may elect MVA Options having Guarantee Periods of from one to ten years.

   Guarantee Period Value--The sum of:

    . your Purchase Payments allocated to an MVA Option or amounts you transfer to an MVA Option, plus

    . interest credited, minus

    . your withdrawals and transfers, plus or minus

    . any applicable Market Value Adjustment previously made.

   Market Adjusted Value--A Guarantee Period Value adjusted by the market value adjustment formula.

   Market Value Adjustment--An adjustment of values under a Guarantee Period in accordance with the market value adjustment formula. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the market value adjustment formula stated in the Contract.

   MVA Option--A fixed account accumulation option to which payments may be allocated or contract value transferred.

   Non-Qualified Contract--A Contract issued in connection with a retirement plan which does not receive favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

   Owner ("you, your, yours")--The person designated in the Contract as having the privileges of ownership defined in the Contract.

   Portfolio(s)--The underlying portfolios in which the Subaccounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

   Purchase Payments--Amounts paid to us by you or on your behalf.

   Qualified Contract--A Contract issued in connection with a retirement plan which receives favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

   Separate Account--The KILICO Variable Annuity Separate Account.

   Separate Account Value--The sum of your Subaccount Values.

   Subaccounts--The twenty-seven subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios.

   Subaccount Value--The value of your allocations to a Subaccount.

   Valuation Date--Each day when a Subaccount is valued. Subaccounts are normally valued every day the New York Stock Exchange is open for trading.

   Valuation Period--The interval of time between two consecutive Valuation
Dates.

   Variable Annuity--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) you specify.

                                    SUMMARY

   Because this is a summary; it does not contain all of the information that may be important. Read the entire Prospectus, Statement of Additional Information and the Contract before deciding to invest.

   The Contracts provide for investment on a tax-deferred basis and annuity benefits. Both Non-Qualified and Qualified Contracts are described in this Prospectus.

   The minimum initial Purchase Payment is $10,000 and, subject to certain exceptions, the minimum subsequent payment is $100.

   Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts that you select. Each Subaccount invests in a corresponding Portfolio. (See "The Funds," page 14.)

   Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccount(s).

   The MVA Options provide fixed-rate accumulations, each for a specified Guarantee Period. MVA Options are only available during the Accumulation Period. You may allocate amounts to one or more MVA Options. We may offer additional MVA Options with different Guarantee Periods at our discretion. For new Contracts, we may limit to 3 the number of MVA Options available. We credit a Guaranteed Interest Rate daily to amounts allocated to an MVA Option. Each Guaranteed Interest Rate is set at our discretion, but once set is guaranteed not to change for the duration of the Guarantee Period. At the end of a Guarantee Period, your money will be transferred to the money market subaccount unless you timely elect another MVA Option.

   Transfers between Subaccounts are permitted before and after annuitization, subject to limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment.

   The minimum withdrawal amount is $500 for the Subaccounts and $5,000 for the MVA Options. A minimum $5,000 plus the value of outstanding Contract loans must remain after a withdrawal. If less than $5,000 remains after partial withdrawal, we will terminate the Contract. If a partial withdrawal is made in connection with a 1035 exchange, direct transfer, or direct rollover, a $5,000 Contract Value must also remain in the Contract after the transfer. If this withdrawal request would reduce the Contract Value to less than $5,000, and you have not terminated your Contract, your partial withdrawal request will be limited so that the Contract Value remaining will be $5,000. No transfer, rollover, or 1035 exchange is permitted if there is an outstanding loan on your Contract.

   Withdrawals will have tax consequences, including income tax and in some circumstances an additional 10% penalty tax. Withdrawals are permitted from Contracts issued with Section 403(b) Qualified Plans only under limited circumstances. (See "Federal Income Taxes," page 35.)

   A Market Value Adjustment also applies to any withdrawal (except during the "free look" period), transfer, purchase of an annuity option. The Market Value Adjustment does not apply to the death benefit. The Market Value Adjustment is applied to the amount being withdrawn. (See "The Contracts," page 19.)

   Contract charges include:

     .mortality and expense risk charges,

     .administrative expenses,

     .records maintenance charge,

     .applicable premium taxes,

     .optional income benefits,

     .optional death benefits, and

     .asset allocation service

(See "Charges Against the Separate Account," page 29.) In addition, the Funds pay their investment advisers varying fees for investment advice and also incur other operational expenses. (See the Funds' prospectuses for such information.)

   Dollar Cost Averaging and Automatic Asset Rebalancing are available to you. (See "Dollar Cost Averaging," page 41 and "The Accumulation Period--Automatic Asset Rebalancing," page 20.)

   You may elect, where available, to enter into a separate investment advisory agreement with our affiliate, PMG Asset Management, Inc. ("PMG"). PMG provides asset allocation services under PMG's Managed Investment Advisory Account ("MIAA"). MIAA allocates Contract Value among certain Subaccounts. (See "Asset Allocation Service.") The MIAA and applicable fees are described more fully in a separate disclosure statement. MIAA is not available in all states or through all distributors.

   The Contract may be purchased as an Individual Retirement Annuity, Simplified Employee Pension--IRA, Traditional and Roth Individual Retirement Annuity, tax sheltered annuity, and as a nonqualified annuity. (See "Taxation of Annuities in General," page 35 and "Qualified Plans," page 37.)

   You may examine a Contract and return it for a refund during the "free look" period. The length of the free look period will depend on the state in which the Contract is issued. However, it will be at least ten days from the date you receive the Contract. (See "The Contracts," page 19.) In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

                              SUMMARY OF EXPENSES
--------------------------------------------------------------------------------

  Contract Owner Transaction Expenses
  Sales Load Imposed on Purchases (as a percentage of purchase
   payments)...........................................................   None
  Contingent Deferred Sales Load (as a percentage of amount
   surrendered)........................................................   None
  Surrender Fees (in addition to Withdrawal Charge)....................   None
  Surrenders and other withdrawals from the MVA Option are subject to a
   Market Value Adjustment.
  The Market Value Adjustment may increase or reduce the Guarantee
   Period Value.
  Transfer Fees (voluntary transfers in excess of 12 per year).........    $25
  Maximum Records Maintenance Charge...................................    $30
  Under certain circumstances the annual Records Maintenance Charge may be reduced or waived. The annual Records Maintenance Charge will be
   $15 for Contracts with a Contract Value between $25,000 and $50,000 and will be waived for Contracts with a Contract Value exceeding
   $50,000 on the date of assessment.

  MIAA Expenses
  MIAA Initial Set Up Fee (optional)...................................    $30
  MIAA Expense (optional)..............................................  0.50%*

 ----------

 * Charged quarterly in arrears at the rate of .125% per quarter of Contract Value subject to the MIAA Expense, using an average daily weighted balance methodology. (See "Asset Allocation Service.")

  Separate Account Annual Expenses
  (as a percentage of average daily
   account value)
  Mortality and Expense Risk........... 1.00%

  Administration Current............... 0.25%

  Maximum.............................. 0.45%**

  Account Fees and Expenses............ 0.00%
                                        ----
  Total Current Separate Account
   Annual Expenses..................... 1.25%
                                        ====
  Total Maximum Separate Account
   Annual Expenses..................... 1.45%**
                                        ====

 ----------

 ** We reserve the right to increase the administration charge up to a maximum of 0.45%. We currently do not charge the maximum.

  Optional Benefit Annual Expenses
  (as a percentage of average daily account value)
  Guaranteed Minimum Death Benefit Charge.............................. 0.15%
  Earnings Based Death Benefit Charge (issue ages 0-80)................ 0.20%
  Earnings Based Death Benefit Charge (issue ages 81 and higher) ...... 0.85%
  Guaranteed Retirement Income Benefit Charge.......................... 0.40%***
  Total Maximum Optional Benefit Annual Expenses....................... 1.40%

 ----------

 *** The Guaranteed Retirement Income Benefit Charge is 0.30% if you elect a ten-year waiting period. This charge is 0.40% if you elect a seven-year waiting period.

 Fund Annual Expenses (After Any Fee Waivers and Expense Reductions)

 (as percentage of each Portfolio's average net assets for the period ended December 31, 2000)

                                   Management  Other   Rule 12b-1    Total Annual
             Portfolio                Fees    Expenses    Fees    Portfolio Expenses
             ---------             ---------- -------- ---------- ------------------
  Scudder Capital Growth.........     0.46%     0.03%     0.00%          0.49%
  Scudder International..........     0.82%     0.14%     0.00%          0.96%
  Scudder Bond...................     0.48%     0.10%     0.00%          0.58%
  Scudder Money Market...........     0.50%     0.08%     0.00%          0.58%
  Scudder Technology Growth (1)..     0.75%     0.07%     0.00%          0.82%
  Scudder Total Return...........     0.55%     0.06%     0.00%          0.61%
  Scudder High Yield.............     0.60%     0.08%     0.00%          0.68%
  Scudder Growth.................     0.60%     0.05%     0.00%          0.65%
  Scudder Government Securities
   (2)...........................     0.55%     0.05%     0.00%          0.60%
  Scudder Small Cap Growth.......     0.65%     0.07%     0.00%          0.72%
  Scudder Investment Grade Bond
   (1)(2)........................     0.60%     0.07%     0.00%          0.67%
  Alger American Growth..........     0.75%     0.04%     0.00%          0.79%
  Alger American Small
   Capitalization................     0.85%     0.05%     0.00%          0.90%
  Alger American MidCap Growth...     0.80%     0.04%     0.00%          0.84%
  Janus Aspen Growth (3).........     0.65%     0.02%     0.00%          0.67%
  Janus Aspen Aggressive Growth
   (3)...........................     0.65%     0.01%     0.00%          0.66%
  Janus Aspen Worldwide Growth
   (3)...........................     0.65%     0.04%     0.00%          0.69%
  Janus Aspen Balanced (3).......     0.65%     0.01%     0.00%          0.66%
  Fidelity VIP Equity-Income (4).     0.48%     0.08%     0.00%          0.56%
  Fidelity VIP Growth (4)........     0.57%     0.08%     0.00%          0.65%
  Fidelity VIP II Index 500(5)....... 0.24%     0.27%     0.25%          0.76%
  Fidelity VIP II Contrafund (4).     0.57%     0.09%     0.00%          0.66%
  American Century VP Income &
   Growth........................     0.70%     0.00%     0.00%          0.70%
  American Century VP Value......     1.00%     0.00%     0.00%          1.00%
  J.P. Morgan Small Company (6)..     0.60%     0.55%     0.00%          1.15%
  Credit Suisse Warburg Pincus
   Trust-Emerging Markets (7)....     1.09%     0.31%     0.00%          1.40%
  Dreyfus Socially Responsible
   Growth........................     0.75%     0.03%     0.00%          0.78%

(1) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names: Scudder Technology Growth (0.95%) and Scudder Investment Grade Bond (0.80%).

(2) "Other Expenses" have been restated to exclude reorganization costs.

(3) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Janus Aspen Growth, Janus Aspen Aggressive Growth, Janus Aspen Worldwide Growth and Janus Aspen Balanced Portfolios. All expenses are shown without the effect of any expense offset arrangements.

(4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Portfolio paid was used to reduce the Portfolio's expenses. Through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolio's custodian expenses. These offsets may be discontinued at any time. With these offsets, Management Fees, Other Expenses and Total Portfolio Annual Expenses would have been .48%, .07% and .55%, respectively, for the Fidelity VIP Equity-Income Portfolio, .57%, .07% and .64%, respectively, for the Fidelity VIP Growth Portfolio; and .57%, .06% and .63%, respectively, for the Fidelity VIP II Contrafund Portfolio.

(5) Fidelity VIP II Index 500 (Service Class 2 Shares) Portfolio's total annual expenses reflect Fidelity Management & Research Company's ("FMR") voluntary agreement to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.53%. FMR's voluntary agreement may be discontinued by FMR at any time. With this reimbursement, Management Fees, Other Expenses, Rule 12b-1 Fees and Total Portfolio Annual Expenses would have been .24%, .04%, .25% and .53%, respectively.

(6) Reflects an agreement by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the Portfolio to the extent certain expenses exceed 1.15% of the Portfolio's average daily net assets during the fiscal year 2001. Absent fee waiver and expense reimbursement, total operating expenses would have been 1.32%.

(7) The expense figures shown are net of certain fee waivers or reductions from the Portfolio's investment adviser and/or its affiliates based on actual expenses for fiscal year ended December 31, 2000. Without such waivers, Management Fees, Other Expenses and Total Portfolio Annual Expenses for the Credit Suisse Warburg Pincus Trust-Emerging Markets Portfolio would have been 1.25%, 0.44% and 1.69%, respectively. Fee waivers and expense reimbursements may be discontinued at any time.

                                EXAMPLE 1

   If you surrender your Contract, you would pay the following expenses on a $1,000 investment, assuming:

    . 5% annual return on assets,

    . the current .25% administration charge,

    . no optional benefits or MIAA program, and

    . the current level of fund expenses for all years shown.

   The example assumes that any fund expense caps, waivers or reimbursement arrangements described in the footnotes above are in effect for the time periods presented below. The example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

                  Subaccount                   1 year 3 years 5 years 10 years
------------------------------------------------------------------------------
  Scudder Bond                                  $19     $58    $100     $216
  Scudder Capital Growth                         18      55      95      207
  Scudder International                          23      70     120      257
  Scudder Money Market #1                        19      58     100      216
  Scudder Technology Growth                      21      66     112      242
  Scudder Total Return                           19      59     101      220
  Scudder High Yield                             20      61     105      227
  Scudder Growth                                 19      60     104      224
  Scudder Government Securities                  19      59     101      219
  Scudder Small Cap Growth                       20      62     107      231
  Scudder Investment Grade Bond                  20      61     105      226
  Janus Aspen Growth                             20      61     105      226
  Janus Aspen Aggressive Growth                  20      61     104      225
  Janus Aspen Worldwide Growth                   20      62     106      228
  Janus Aspen Balanced                           20      61     104      225
  Fidelity VIP Equity-Income                     19      57      99      214
  Fidelity VIP Growth                            19      60     104      224
  Fidelity VIP II Index 500                      21      64     109      236
  Fidelity VIP II Contrafund                     20      61     104      225
  Dreyfus Socially Responsible Growth            21      64     110      238
  J.P. Morgan Small Company                      25      76     129      276
  Alger American Growth                          21      65     111      239
  Alger American MidCap Growth                   21      66     113      244
  Alger American Small Capitalization            22      68     117      250
  American Century VP Income & Growth            20      62     106      229
  American Century VP Value                      23      71     122      261
  Credit Suisse Warburg Pincus Trust-Emerging
   Markets                                       27      83     142      301

                                EXAMPLE 2

   Same assumptions as Example 1 above, except that you decide not to surrender your Contract at the end of each period.

                   Subaccount                   1 year 3 years 5 years 10 years
-------------------------------------------------------------------------------
  Scudder Bond.................................  $ 19   $ 58    $ 100   $ 216
  Scudder Capital Growth.......................    18     55       95     207
  Scudder International........................    23     70      120     257
  Scudder Money Market #1......................    19     58      100     216
  Scudder Technology Growth....................    21     66      112     242
  Scudder Total Return.........................    19     59      101     220
  Scudder High Yield...........................    20     61      105     227
  Scudder Growth...............................    19     60      104     224
  Scudder Government Securities................    19     59      101     219
  Scudder Small Cap Growth.....................    20     62      107     231
  Scudder Investment Grade Bond................    20     61      105     226
  Janus Aspen Growth...........................    20     61      105     226
  Janus Aspen Aggressive Growth................    20     61      104     225
  Janus Aspen Worldwide Growth.................    20     62      106     228
  Janus Aspen Balanced.........................    20     61      104     225
  Fidelity VIP Equity-Income...................    19     57       99     214
  Fidelity VIP Growth..........................    19     60      104     224
  Fidelity VIP II Index 500....................    21     64      109     236
  Fidelity VIP II Contrafund...................    20     61      104     225
  Dreyfus Socially Responsible Growth..........    21     64      110     238
  J.P. Morgan Small Company....................    25     76      129     276
  Alger American Growth........................    21     65      111     239
  Alger American MidCap Growth.................    21     66      113     244
  Alger American Small Capitalization..........    22     68      117     250
  American Century VP Income & Growth..........    20     62      106     229
  American Century VP Value....................    23     71      122     261
  Credit Suisse Warburg Pincus Trust-Emerging
   Markets.....................................    27     83      142     301

The purpose of the preceding tables is to assist you in understanding the various costs and expenses that an Owner in a Subaccount will bear directly or indirectly. The tables reflect expenses of the Separate Account and the Funds or Portfolios but not the MVA Option. This table is limited to disclosure with regard to the variable portion of the Contract. See "Contract Charges and Expenses" and "The MVA Option" for more information regarding the various costs and expenses. The Examples should not be considered to be representations of past or future expenses and do not include the deduction of state premium taxes, which may be assessed before or upon annuitization. Actual expenses may be greater or less than those shown. "Management Fees" and "Other Expenses" in the "SUMMARY OF EXPENSES" for the Portfolios or Funds have been provided by the investment managers or advisers of the Portfolios or Funds, and have not been independently verified. The examples assume a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Subaccount. The Records Maintenance Charge is a single charge; it is not a separate charge for each Subaccount. In addition, the effect of the Records Maintenance Charge has been reflected by applying the percentage derived by dividing the total amounts of annual Records Maintenance Charge collected by the total net assets of all the Subaccounts in the Separate Account. See "Contract Charges and Expenses" for more information regarding the various costs and expenses.

                                EXAMPLE 3

   If you surrender your Contract, you would pay the following expenses on a $1,000 investment, assuming:

    . 5% annual return on assets,

    . the maximum .45% administration charge,

    . you participate in the optional MIAA program,

    . you elect the optional Guaranteed Minimum Death Benefit,

    . you elect the optional Earnings Based Death Benefit, assuming age of Owner is 81 or higher,

    . you elect the optional Guaranteed Retirement Income Benefit, and

    . the current level of fund expenses for all years shown.

   The example assumes that any portfolio expense caps, waivers or reimbursement arrangements described in the footnotes above are in effect for the time periods presented below. The example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

                  Subaccount                   1 year 3 years 5 years 10 years
------------------------------------------------------------------------------
  Scudder Bond                                  $45    $127    $210     $424
  Scudder Capital Growth                         44     124     205      416
  Scudder International                          49     138     228      457
  Scudder Money Market #1                        45     127     210      424
  Scudder Technology Growth                      48     134     221      445
  Scudder Total Return                           46     128     211      427
  Scudder High Yield                             46     130     214      433
  Scudder Growth                                 46     129     213      430
  Scudder Government Securities                  45     127     211      426
  Scudder Small Cap Growth                       47     131     216      436
  Scudder Investment Grade Bond                  46     129     214      432
  Janus Aspen Growth                             46     129     214      432
  Janus Aspen Aggressive Growth                  46     129     213      431
  Janus Aspen Worldwide Growth                   46     130     215      431
  Janus Aspen Balanced                           46     129     213      431
  Fidelity VIP Equity-Income                     45     126     209      422
  Fidelity VIP Growth                            46     129     213      430
  Fidelity VIP II Index 500                      47     132     218      440
  Fidelity VIP II Contrafund                     46     129     213      431
  Dreyfus Socially Responsible Growth            47     133     219      441
  J.P. Morgan Small Company                      45     143     237      472
  Alger American Growth                          47     133     220      442
  Alger American MidCap Growth                   48     134     222      446
  Alger American Small Capitalization            49     136     225      452
  American Century VP Income & Growth            47     130     215      435
  American Century VP Value                      50     139     230      460
  Credit Suisse Warburg Pincus Trust-Emerging
   Markets                                       54     151     248      493

                                EXAMPLE 4

   Same assumptions as Example 3 above, except that you decide not to surrender your Contract at the end of each period.

                  Subaccount                   1 year 3 years 5 years 10 years
------------------------------------------------------------------------------
  Scudder Bond                                  $45    $127    $210     $424
  Scudder Capital Growth                         44     124     205      416
  Scudder International                          49     138     228      457
  Scudder Money Market #1                        45     127     210      424
  Scudder Technology Growth                      48     134     221      445
  Scudder Total Return                           46     128     211      427
  Scudder High Yield                             46     130     214      433
  Scudder Growth                                 46     129     213      430
  Scudder Government Securities                  45     127     211      426
  Scudder Small Cap Growth                       47     131     216      436
  Scudder Investment Grade Bond                  46     129     214      432
  Janus Aspen Growth                             46     129     214      432
  Janus Aspen Aggressive Growth                  46     129     213      431
  Janus Aspen Worldwide Growth                   46     130     215      434
  Janus Aspen Balanced                           46     129     213      431
  Fidelity VIP Equity-Income                     45     126     209      422
  Fidelity VIP Growth                            46     129     213      430
  Fidelity VIP II Index 500                      47     132     218      440
  Fidelity VIP II Contrafund                     46     129     213      431
  Dreyfus Socially Responsible Growth            47     133     219      441
  J.P. Morgan Small Company                      51     143     237      472
  Alger American Growth                          47     133     220      442
  Alger American MidCap Growth                   48     134     222      446
  Alger American Small Capitalization            49     136     225      452
  American Century VP Income & Growth            47     130     215      435
  American Century VP Value                      50     139     230      460
  Credit Suisse Warburg Pincus Trust-Emerging
   Markets                                       54     151     248      493

The purpose of the preceding tables is to assist you in understanding the various costs and expenses that an Owner in a Subaccount will bear directly or indirectly. The tables reflect expenses of the Separate Account and the Funds, as well as expenses you will incur under the optional MIAA program, the optional Guaranteed Minimum Death Benefit, the optional Earnings Based Death Benefit and the optional Guaranteed Retirement Income Benefit rider. If one or more of these features were not elected, the expense figures shown above would be lower. These tables do not reflect the expenses of the MVA Option. This table is limited to disclosure with regard to the variable portion of the Contract. See "Contract Charges and Expenses" and "The MVA Option" for more information regarding the various costs and expenses. The Examples should not be considered to be representations of past or future expenses and do not include the deduction of state premium taxes, which may be assessed before or upon annuitization. Actual expenses may be greater or less than those shown. "Management Fees" and "Other Expenses" in the "SUMMARY OF EXPENSES" for the Portfolios or Funds have been provided by the investment managers or advisers of the Portfolios or Funds, and have not been independently verified. The Examples assume a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Subaccount. The Records Maintenance Charge is a single charge; it is not a separate charge for each Subaccount. In addition, the effect of the Records Maintenance Charge has been reflected by applying the percentage derived by dividing the total amounts of annual Records Maintenance Charge collected by the total net assets of all the Subaccounts in the Separate Account. These tables also assume that all the Contract Value in a particular Subaccount is in the MIAA program." See "Contract Charges and Expenses" for more information regarding the various costs and expenses.

                     CONDENSED FINANCIAL INFORMATION

   The following condensed financial information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information. No information is shown for the Guaranteed Minimum Death Benefit, the Earnings Based Death Benefit and the Guaranteed Retirement Income Benefit because as of December 31, 2000, these benefits were not available. In the future we may show information for these benefits.

                              Subaccount                                 2000
                              ----------                                -------
Scudder Capital Growth Subaccount
  Accumulation unit value at beginning of period*...................... $26.577
  Accumulation unit value at end of period............................. $22.927
  Number of accumulation units outstanding at end of period............       0
  (000's omitted)

Scudder International Subaccount
  Accumulation unit value at beginning of period*...................... $16.428
  Accumulation unit value at end of period............................. $14.172
  Number of accumulation units outstanding at end of period............       1
  (000's omitted)

Scudder Bond Subaccount
  Accumulation unit value at beginning of period*...................... $ 6.359
  Accumulation unit value at end of period............................. $ 6.748
  Number of accumulation units outstanding at end of period............       4
  (000's omitted)

Scudder Money Market Subaccount #1
  Accumulation unit value at beginning of period*...................... $ 1.000
  Accumulation unit value at end of period............................. $ 1.025
  Number of accumulation units outstanding at end of period............  15,033
  (000's omitted)

Scudder Technology Growth Subaccount*
  Accumulation unit value at beginning of period*...................... $ 2.034
  Accumulation unit value at end of period............................. $ 1.379
  Number of accumulation units outstanding at end of period............      19
  (000's omitted)

Scudder Total Return Subaccount
  Accumulation unit value at beginning of period*...................... $ 2.684
  Accumulation unit value at end of period............................. $ 2.575
  Number of accumulation units outstanding at end of period............       7
  (000's omitted)

Scudder High Yield Subaccount
  Accumulation unit value at beginning of period*...................... $ 0.985
  Accumulation unit value at end of period............................. $ 0.911
  Number of accumulation units outstanding at end of period............      26
  (000's omitted)

Scudder Growth Subaccount
  Accumulation unit value at beginning of period*...................... $ 3.890
  Accumulation unit value at end of period............................. $ 2.993
  Number of accumulation units outstanding at end of period............       7
  (000's omitted)

Scudder Government Securities Subaccount
  Accumulation unit value at beginning of period*...................... $ 1.123
  Accumulation unit value at end of period............................. $ 1.189
  Number of accumulation units outstanding at end of period............      --
  (000's omitted)

                              Subaccount                                 2000
                              ----------                                -------
Scudder Small Cap Growth Subaccount
  Accumulation unit value at beginning of period*...................... $ 2.643
  Accumulation unit value at end of period............................. $ 2.151
  Number of accumulation units outstanding at end of period............      35
  (000's omitted)

Scudder Investment Grade Bond Subaccount
  Accumulation unit value at beginning of period*...................... $ 1.074
  Accumulation unit value at end of period............................. $ 1.138
  Number of accumulation units outstanding at end of period............      10
  (000's omitted)

Alger American Growth Subaccount
  Accumulation unit value at beginning of period*...................... $57.684
  Accumulation unit value at end of period............................. $46.978
  Number of accumulation units outstanding at end of period............       1
  (000's omitted)

Alger American Small Capitalization Subaccount
  Accumulation unit value at beginning of period*...................... $32.317
  Accumulation unit value at end of period............................. $23.344
  Number of accumulation units outstanding at end of period............       0
  (000's omitted)

Alger American MidCap Growth Subaccount
  Accumulation unit value at beginning of period*...................... $32.447
  Accumulation unit value at end of period............................. $30.431
  Number of accumulation units outstanding at end of period............       0
  (000's omitted)

Janus Aspen Growth Subaccount
  Accumulation unit value at beginning of period*...................... $33.237
  Accumulation unit value at end of period............................. $27.457
  Number of accumulation units outstanding at end of period............       3
  (000's omitted)

Janus Aspen Aggressive Growth Subaccount
  Accumulation unit value at beginning of period*...................... $56.434
  Accumulation unit value at end of period............................. $37.224
  Number of accumulation units outstanding at end of period............       2
  (000's omitted)

Janus Aspen Worldwide Growth Subaccount
  Accumulation unit value at beginning of period*...................... $48.945
  Accumulation unit value at end of period............................. $39.439
  Number of accumulation units outstanding at end of period............       6
  (000's omitted)

Janus Aspen Balanced Subaccount
  Accumulation unit value at beginning of period*...................... $26.447
  Accumulation unit value at end of period............................. $25.381
  Number of accumulation units outstanding at end of period............       3
  (000's omitted)

Fidelity VIP Equity-Income Subaccount
  Accumulation unit value at beginning of period*...................... $23.318
  Accumulation unit value at end of period............................. $25.363
  Number of accumulation units outstanding at end of period............       4
  (000's omitted)

Fidelity VIP Growth Subaccount
  Accumulation unit value at beginning of period*...................... $51.935
  Accumulation unit value at end of period............................. $43.380
  Number of accumulation units outstanding at end of period............       4
  (000's omitted)

                              Subaccount                                 2000
                              ----------                               --------
Fidelity VIP II Index 500 Subaccount
  Accumulation unit value at beginning of period*..................... $165.363
  Accumulation unit value at end of period............................ $148.249
  Number of accumulation units outstanding at end of period...........        1
  (000's omitted)

Fidelity VIP II Contrafund Subaccount
  Accumulation unit value at beginning of period*..................... $ 25.267
  Accumulation unit value at end of period............................ $ 23.593
  Number of accumulation units outstanding at end of period...........        1
  (000's omitted)

American Century VP Income & Growth Subaccount
  Accumulation unit value at beginning of period*..................... $  7.779
  Accumulation unit value at end of period............................ $  7.066
  Number of accumulation units outstanding at end of period...........        2
  (000's omitted)

American Century VP Value Subaccount
  Accumulation unit value at beginning of period*..................... $  5.539
  Accumulation unit value at end of period............................ $  6.629
  Number of accumulation units outstanding at end of period...........        5
  (000's omitted)

J. P. Morgan Small Company Subaccount
  Accumulation unit value at beginning of period*..................... $ 16.058
  Accumulation unit value at end of period............................ $ 14.315
  Number of accumulation units outstanding at end of period...........        0
  (000's omitted)

Credit Suisse Warburg Pincus Trust-Emerging Markets Subaccount
  Accumulation unit value at beginning of period*..................... $  13.16
  Accumulation unit value at end of period............................ $  9.647
  Number of accumulation units outstanding at end of period...........        0
  (000's omitted)

Dreyfus Socially Responsible Growth Subaccount
  Accumulation unit value at beginning of period*..................... $ 40.426
  Accumulation unit value at end of period............................ $ 34.539
  Number of accumulation units outstanding at end of period...........        0
  (000's omitted)

----------

*Commencement of Offering on July 3, 2000.

          KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS

Kemper Investors Life Insurance Company

   We were organized under the laws of the State of Illinois in 1947 as a stock life insurance company. Our offices are located at 1 Kemper Drive, Long Grove, Illinois 60049. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Group Holding ("ZGH"), a Swiss holding company formerly known as Zurich Financial Serivces. ZGA is owned by Zurich Financial Services ("ZFS"), a new Swiss holding company. ZFS was formerly Zurich Allied AG, which was merged with Allied Zurich p.l.c. in October 2000.

The MVA Option

   You may allocate amounts in the Market Value Adjustment ("MVA") Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. For new Contracts, we may limit to 3 the number of MVA Options available. You may choose a different Guarantee Period by preauthorized telephone instructions or by giving us written notice (see "Guarantee Periods of the MVA Option" below). The MVA Option is not available in all states. At our discretion, we may offer additional Guarantee Periods.

   The amounts allocated to the MVA Option under the Contracts are invested under the state insurance laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a "non-unitized" separate account. However, our General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which you do not participate in the performance of the assets through unit values. There are no discrete units for this separate account. The assets of the non-unitized separate account are held as reserves for our guaranteed obligations under the Contracts and other contracts we may issue. The assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct.

   State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments. (See "Management's Discussion and Analysis--INVESTMENTS" and "FINANCIAL STATEMENTS" for information on KILICO's investments.) Our affiliate, Zurich Scudder Investments, Inc. ("ZSI"), manages our General Account.

   We consider many factors in establishing Guaranteed Interest Rates, including the return available on the instruments in which General Account assets are invested when establishing Guaranteed Interest Rates. We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends. (See "The Accumulation Period--Establishment of Guaranteed Interest Rates.")

   Our investment strategy is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

    . securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;

    . debt securities which have an investment grade, at the time of purchase, within the four (4) highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB), or any other nationally recognized rating service;

    . other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody's or Standard & Poor's, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased; and

    . options and futures transactions on fixed income securities.

   Our General Account at December 31, 2000 included approximately 83.9 percent in cash, short-term investments and investment grade fixed maturities,
3.2 percent in below investment grade (high risk) bonds,

3.7 percent in mortgage loans and other real estate-related investments and
9.2 percent in all other investments. (See "Management's Discussion and Analysis--INVESTMENTS.")

   We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require. (See "Management's Discussion and Analysis--INVESTMENTS.")

The Separate Account

   We established the KILICO Variable Annuity Separate Account on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.

   Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

   Twenty-seven Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios. We may add or delete Subaccounts in the future.

   The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.

   The Separate Account's financial statements appear in the Statement of Additional Information.

The Funds

   The Separate Account invests in shares of the following Funds:

    . Scudder Variable Series I (formerly Scudder Variable Life Investment
      Fund)

    . Scudder Variable Series II (formerly Kemper Variable Series)

    . The Alger American Fund

    . Janus Aspen Series

    . Fidelity Variable Insurance Products Fund

    . Fidelity Variable Insurance Products Fund II

    . American Century Variable Portfolios, Inc.

    . J.P. Morgan Series Trust II

    . Credit Suisse Warburg Pincus Trust (formerly Warburg Pincus Trust)

    . The Dreyfus Socially Responsible Growth Fund, Inc.

   The Funds provide investment vehicles for variable life insurance and variable annuity contracts. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that the Funds' responses to any of those events insufficiently protects Owners, we will take appropriate action.

   The Funds consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

   The twenty-seven Portfolios are summarized below:

Scudder Variable Series I (Class A Shares) (formerly Scudder Variable Life Investment Fund)

   Scudder Capital Growth (formerly Scudder VLIF Capital Growth) Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program.

   Scudder International (formerly Scudder VLIF International) Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

   Scudder Bond (formerly Scudder VLIF Bond) Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities.

Scudder Variable Series II (formerly Kemper Variable Series)

   Scudder Money Market (formerly Kemper Money Market) Portfolio seeks maximum current income to the extent consistent with stability of principal.

   Scudder Technology Growth (formerly Kemper Technology Growth) Portfolio seeks growth of capital.

   Scudder Total Return (formerly Kemper Total Return) Portfolio seeks a high total return, a combination of income and capital appreciation.

   Scudder High Yield (formerly Kemper High Yield) Portfolio seeks to provide a high level of current income.

   Scudder Growth (formerly Kemper Growth) Portfolio seeks maximum appreciation of capital.

   Scudder Government Securities (formerly Kemper Government Securities) Portfolio seeks high current income consistent with preservation of capital.

   Scudder Small Cap Growth (formerly Kemper Small Cap Growth) Portfolio seeks maximum appreciation of investors' capital.

   Scudder Investment Grade Bond (formerly Kemper Investment Grade Bond) Portfolio seeks high current income.

The Alger American Fund

   Alger American Growth Portfolio seeks long-term capital appreciation.

   Alger American Small Capitalization Portfolio seeks long-term capital appreciation.

   Alger American MidCap Growth Portfolio seeks long-term capital appreciation.

Janus Aspen Series

   Janus Aspen Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital

   Janus Aspen Aggressive Growth Portfolio seeks long-term growth of capital.

   Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

   Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fidelity Variable Insurance Products Fund

   Fidelity VIP Equity-Income Portfolio (Initial Class Shares) seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

   Fidelity VIP Growth Portfolio (Initial Class Shares) seeks capital appreciation.

Fidelity Variable Insurance Products Fund II

   Fidelity VIP II Index 500 Portfolio (Service Class 2 Shares) seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

   Fidelity VIP II Contrafund Portfolio (Initial Class Shares) seeks long-term capital appreciation.

American Century Variable Portfolios, Inc.

   American Century VP Income & Growth Portfolio seeks capital growth by investing in common stocks. Income is a secondary objective.

   American Century VP Value Portfolio seeks long-term capital growth. Income is a secondary objective.

J.P. Morgan Series Trust II

   J.P. Morgan Small Company Portfolio seeks to provide a high total return from a portfolio of small company stocks.

Credit Suisse Warburg Pincus Trust (formerly Warburg Pincus Trust)

   Credit Suisse Warburg Pincus Trust-Emerging Markets Portfolio seeks long-term growth of capital by investing in equity securities of emerging markets.

The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)

   The Fund's primary goal is to provide capital growth with current income as a secondary goal by investing in common stocks of companies that, in the opinion of the Fund's management, not only meet traditional investment standards, but also conduct their business in a manner that contributes to the enhancement of the quality of life in America.

   The Portfolios may not achieve their stated objectives. More detailed information, including a description of risks involved in investing in the Portfolios, is found in the Funds' prospectuses accompanying this Prospectus, and Statements of Additional Information available from us upon request.

   Zurich Scudder Investments, Inc., our affiliate, serves as investment manager for each of the available Portfolios of Scudder Variable Series I and Scudder Variable Series II. Fred Alger Management, Inc. serves as the investment adviser for the available Portfolios of The Alger American Fund. Janus Capital Corporation is the investment adviser for the four available Portfolios of the Janus Aspen Series. Fidelity Management & Research Company is the investment adviser for the available Portfolios of the Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund
II. Bankers Trust Company, a wholly-owned subsidiary of Bankers Trust New York Corporation, serves as the sub-adviser to the Fidelity VIP II Index 500 Portfolio. American Century Investment Management, Inc. is the investment adviser for the two available Portfolios of the American Century Variable Portfolios, Inc. J.P. Morgan Investment Management, Inc. is the investment adviser for the J.P. Morgan Small Company Portfolio. Credit Suisse Asset Management, LLC is the investment adviser for the Credit Suisse, Warburg Pincus Trust-Emerging Markets Portfolio. The Dreyfus Corporation serves as the investment adviser, and NCM Capital Management Group, Inc. is the sub-adviser, for The Dreyfus Socially Responsible Growth Fund, Inc. The investment advisers are paid fees for their services by the Funds they manage. We may receive compensation from the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.

Change of Investments

   We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio becomes inappropriate. We will not substitute any shares attributable to any shares held by a Subaccount without prior notice and the SEC's prior approval, if required. The Separate Account may purchase other securities for other series or classes of policies, or may permit a conversion between series or classes of policies on the basis of requests made by Owners.

   We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount if marketing, tax, or investment conditions warrant. We will notify all Owners of these changes.


   If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be:

    . operated as a management company under the Investment Company Act of 1940 ("1940 Act");

    .deregistered under that Act in the event such registration is no longer required; or

    .combined with our other separate accounts.

   To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

Performance Information

   The Separate Account may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise standardized "average annual total return" and nonstandardized "total return." The Scudder High Yield Subaccount, Scudder Government Securities Subaccount, Scudder Investment Grade Bond Subaccount and Scudder Bond Subaccount may also advertise "yield". The Scudder Money Market Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of Subaccount's future performance.

   Standardized average annual total return and nonstandardized total return calculations measure a Subaccount's net income plus the effect of any realized or unrealized appreciation or depreciation of the Subaccount's underlying investments. Standardized average annual total return and nonstandardized total return will be quoted for periods of at least one year, three years, five years and ten years, if applicable. In addition, we will show standardized average annual total return and nonstandardized total return for the life of the Portfolio, meaning the time the underlying Portfolio has been in existence. Standardized average annual total return will be current to the most recent calendar quarter. Nonstandardized total return will be current to most recent calendar month. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount investment over the applicable period. Nonstandardized total return may include annualized and nonannualized (cumulative) figures. Nonannualized figures represent the actual percentage change over the applicable period.

   Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Scudder Money Market Subaccount) expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one year period, compounded on a semi-annual basis. The effective yield for the Scudder Money Market Subaccount is calculated similarly, but includes the effect of assumed compounding calculated under rules prescribed by the SEC. The Scudder Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

   The Subaccounts' performance figures and Accumulation Unit values fluctuate. The standardized performance figures reflect the deduction of all expenses and fees, including a prorated portion of the Records

Maintenance Charge and the current charge for the MIAA program, the Guaranteed Minimum Death Benefit rider, the Earnings Based Death Benefit rider and the Guaranteed Retirement Income Benefit rider. The nonstandardized performance figures reflect the deduction of all expenses and fees, excluding a prorated portion of the Records Maintenance Charge. The nonstandardized performance figures may also include the current charge for the MIAA program, the Guaranteed Minimum Death Benefit rider, the Earnings Based Death Benefit rider and the Guaranteed Retirement Income Benefit rider.

   The Subaccounts may be compared to relevant indices and performance data from independent sources, including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Consumer Price Index, the CDA Certificate of Deposit Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch Government/Corporate Master Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Standard & Poor's Midcap 400 Index, the NASDAQ Composite Index, the Russell 2000 Index and the Morgan Stanley Capital International Europe, Australia, Far East Index. Please note the differences and similarities between the investments which a Subaccount may purchase and the investments measured by the indexes. In particular, the comparative information with regard to the indexes will not reflect the deduction of any Contract charges or portfolio expenses. In addition, certificates of deposit may offer fixed or variable yields and principal is guaranteed and may be insured. The Subaccounts are not insured and the value of their units will fluctuate.

   From time to time, the Separate Account may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor, National Underwriter, Selling Life Insurance, Broker World, Registered Representative, Investment Advisor and VARDS.

   Additional information concerning a Subaccount's performance is provided in the Statement of Additional Information.

                                 THE CONTRACTS

A. General Information.

   The minimum initial Purchase Payment is $10,000 and the minimum subsequent payment is $100. Purchase Payments in excess of $1,000,000 require our prior approval.

   We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

   You may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. The amount of the refund depends on the state in which the Contract is issued. Generally, it will be an amount at least equal to the Separate Account Contract Value plus the amounts of purchase payments in the Guarantee Periods on the date we receive the returned Contract, without any deduction for Records Maintenance Charges. Some states require the return of the Purchase Payment. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities.

   You designate the Beneficiary. If you or the Annuitant dies, and no designated Beneficiary or contingent beneficiary is alive at that time, we will pay you or the Annuitant's estate.

   Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Contract may not be assigned.

   During the Accumulation Period, you may change a Beneficiary at any time by signing our form. No Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of a Beneficiary change.

   Amounts payable during the Annuity Period may not be assigned. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations.

                            THE ACCUMULATION PERIOD

A. Application of Purchase Payments.

   You allocate your Purchase Payments to the Subaccount(s) or MVA Option(s). The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment. Generally, we determine the value of an Accumulation Unit by 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to an MVA Option begin earning interest one day after we receive them. However, with respect to initial Purchase Payments, the amount is credited no later than 2 business days after the application for the Contract is complete. After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment.

   The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Records Maintenance Charge. The number of Accumulation Units and Accumulated Guarantee Period Value is reduced when the Records Maintenance Charge is assessed (see "Records Maintenance Charge" below).

   If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within 5 business days after we receive the initial Purchase Payment, or if we determine that we cannot issue the Contract within the five 5 day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the Purchase Payment until the application is completed.

B. Accumulation Unit Value.

   Each Subaccount has Accumulation Unit values. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units credited is based on the Subaccount's applicable Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are canceled in a similar manner.

   The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

   Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

   The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

     (a + b) - c, where:

     (a) is the net result of:

      . the net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus

      . the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

      . a charge or credit for any taxes reserved for the current
        Valuation Period which we determine have resulted from the investment operations of the Subaccount;

     (b) is the net asset value per share of the investment held in the Subaccount determined at the end of the preceding Valuation Period;

     (c) is the factor representing asset based charges (the mortality and expense risk and administration charges plus any applicable charges optional death or income benefits).

C. Guarantee Periods of the MVA Option.

   You may allocate Purchase Payments or transfer Contract Value to one or more Guarantee Periods then offered with durations of one to ten years. Each MVA Option has a Guaranteed Interest Rate which will not change during the Guarantee Period. Interest is credited daily at the effective annual rate. The minimum Purchase Payment is $5,000 per MVA Option per allocation.

   The following example illustrates how we credit Guarantee Period interest.

               EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

      Purchase Payment............................... $40,000
      Guarantee Period............................... 5 Years
      Guaranteed Interest Rate....................... 4.0% Effective Annual Rate

                                                            Interest
                                                            Credited  Cumulative
                                                             During    Interest
      Year                                                    Year     Credited
      ----                                                  --------- ----------
      1.................................................... $1,600.00 $1,600.00
      2....................................................  1,664.00  3,264.00
      3....................................................  1,730.56  4,994.56
      4....................................................  1,799.78  6,794.34
      5....................................................  1,871.77  8,666.11

   Accumulated Value at the end of 5 years is:

                       $40,000 + $8,666.11 = $48,666.11

   Note: This example assumes that no withdrawals are made during the five-year period. If you make withdrawals or transfers during this period, Market Value Adjustments apply.

   The hypothetical interest rate is not intended to predict future Guaranteed Interest Rates. Actual Guaranteed Interest Rates for any Guarantee Period may be more or less than those shown.

   We send written notice 30 days before the beginning of a new Guarantee Period. If you do not elect a new Guarantee Period, the MVA assets will be transferred automatically to the Kemper Money Market Subaccount on the Guarantee Period maturity date. You may choose a different Guarantee Period by preauthorized telephone instructions or by giving us written notice. (See "Market Value Adjustment" below.)

   The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.

   You may call us at 1-888-477-9700 or write to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049 for the new Guaranteed Interest Rates.

D. Establishment of Guaranteed Interest Rates.

   We declare the Guaranteed Interest Rates for each of the ten durations of Guarantee Periods from time to time as market conditions dictate. Once established, rates are guaranteed for the respective Guarantee Periods. We advise you of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is made or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to a Market Value Adjustment. (See "Market Value Adjustment" below.)

   We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See "The MVA Option".) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends.

   We make the final determination of the Guaranteed Interest Rates to be declared.

   We cannot predict or guarantee the level of future Guaranteed Interest
Rates.

E. Contract Value.

   On any Valuation Date, Contract Value equals the total of:

    . the number of Accumulation Units credited to each Subaccount, times

    . the value of a corresponding Accumulation Unit for each Subaccount, plus

    . Accumulated Guarantee Period Value.

F. Transfer During Accumulation Period.

   During the Accumulation Period, you may transfer your Contract Value among the Subaccounts and the Guarantee Periods, subject to the following provisions:

    . the Contract Value transferred into or out of the Guarantee Periods must be at least $5,000, unless the entire Guarantee Period Value is transferred;

    . we reserve the right to charge $25 for each transfer (that is not part of the Automatic Asset Rebalancing, see p. 22) when there are more than 12 transfers in a Contract Year.

   In addition, transfers of Guarantee Period Value before the Guarantee Period end date are subject to Market Value Adjustment. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.

   If you authorize an unaffiliated third party outside the MIAA program (See "Asset Allocation Service") to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the authorized advisory program. However, we take no responsibility for any unaffiliated third party advisory program. We may suspend or cancel acceptance of an unaffiliated third party's instructions at any time and may restrict the investment options available for transfer under third party authorizations. We will not take any of these steps unless transfers initiated by unaffiliated third parties could potentially disadvantage or impair your rights.

   We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as calculated after we receive transfer instructions. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

G. Partial Withdrawals During Accumulation Period.

   You may redeem some or all of the Contract Value minus previous withdrawals, plus or minus any applicable Market Value Adjustment. Withdrawals will have tax consequences. (See "Federal Income Taxes.") A withdrawal of the entire Contract Value is called a surrender. Your ability to surrender may be limited by the terms of a qualified plan. (See "Federal Income Taxes.")

   Partial withdrawals are subject to the following:

   In any Contract Year, you may make a partial withdrawal, subject to the following:

    . the partial withdrawal from the Subaccounts must be at least $500,

    . the minimum withdrawal from the MVA Options must be at least $5,000
      (before any Market Value Adjustment),

    . at least $5,000 of Contract Value less Debt must remain in the Contract after the withdrawal,

    . if there is an outstanding loan the greater of $5,000 or 20% of Contract Value must be retained in the contract

    . transfers, rollovers, and exchanges are not permitted if there is an outstanding loan.

   If Contract Value is allocated to more than one investment option, you must specify the source of the partial withdrawal. If you do not specify the source, we (1) cancel Accumulation Units on a pro rata basis from all Subaccounts in which you have an interest and (2) redeem ratably from the MVA Options.

   Election to withdraw shall be made in writing to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049 and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis on the Accumulation Unit values, as calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts is paid within 7 days after we receive the request. However, we may suspend withdrawals or delay payment:

    . during any period when the New York Stock Exchange is closed,

    . when trading in a Portfolio is restricted or the SEC determines that an emergency exists, or

    . as the SEC by order may permit.

   For withdrawal requests from the MVA Option, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.

H. Market Value Adjustment.

   Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected on the Guarantee Period end date or during the "free look" period, may be adjusted up or down by a Market Value Adjustment.

   The Market Value Adjustment reflects the relationship between

    . the currently established interest rate ("Current Interest Rate") for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and

    . the Guaranteed Interest Rate applicable to the amount being withdrawn.
      Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Market Adjusted Value and results in a lower payment. Thus, if interest rates increase, the withdrawal could be less than the original Purchase Payment or the original amount allocated to a Guarantee Period. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Market Adjusted Value and results in a higher payment.

   The Market Value Adjustment (MVA) uses this formula:

                        MVA = GPV x .075 x (J - I) x N

   Where:

     GPV is the Guarantee Period Value being withdrawn,

     I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (GPV) subject to the Market Value Adjustment,

     J is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the Guarantee Period for the Guarantee Period Amount subject to the Market Value Adjustment, and

     N is the number of months remaining in the Guarantee Period.

     The .075 factor used in the MVA formula is based on testing a number of interest rate scenarios so that the entire formula provides reasonable financial parity between terminating and continuing Contract Owners and between Contract Owners and us with respect to changes in interest rates and asset values during various time periods.

     For an illustration showing an upward and a downward adjustment, see Appendix A.

I. Death Benefit.

   If you (or the Annuitant) die during the Accumulation Period, prior to attaining age 75, the beneficiary will be paid the greatest of:

    . the Contract Value less Debt, or

    . the total amount of Purchase Payments, minus both Debt and the aggregate dollar amount of all previous partial withdrawals, or

    . the amount that would have been payable in the event of a full surrender.

   If you (or the Annuitant) die at age 75 or later, the death benefit is the Contract Value minus Debt or, if larger, the amount that would have been paid in the event of a full surrender.

   You or the Beneficiary, as appropriate, may elect to have all or a part of the death proceeds paid to the Beneficiary under one of the Annuity Options described under "Annuity Options" below.

   For Non-Qualified Contracts, if you are not the Annuitant and you die before the Annuitant, the death benefit will be paid to your designated Beneficiary. The available Annuity Options are limited by the Code, as described under "Annuity Options". The death benefit is determined as stated above, except your age at death is used in determining the amount payable. If the Beneficiary is your surviving spouse, the surviving spouse may elect to be treated as the successor Owner of the Contract and is not required to begin death benefit distribution. The issue age of the deceased Owner applies in computing the death benefit, payable at the death of a spouse who has elected to be treated as the successor Owner.

J. Guaranteed Minimum Death Benefit Rider.

   The Guaranteed Minimum Death Benefit Rider ("GMDB") is an optional Contract rider. Currently, the GMDB rider is offered only to Contracts issued on or after May 1, 2001. We reserve the right to offer the GMDB rider to Contracts issued before that date. We may discontinue the offering of the GMDB rider at any time. The current charge for the GMDB rider is 0.15% of the Contract Value. The GMDB rider may not be available in all states.

   Currently, you may elect the GMDB rider only on the initial Contract application. You cannot elect the GMDB rider after the date we issue the Contract. Although you may elect the GMDB rider prior to October 1, 2001 it will not be effective until that date. If you elect the GMDB rider, we will not impose the 0.15% charge prior to October 1, 2001 nor will you receive any benefit under the GMDB rider prior to that date. If you elect the GMDB rider between May 1, 2001 and October 1, 2001, you may terminate coverage anytime prior to October 1, 2001. On or after October 1, 2001, GMDB coverage may not be terminated. On October 1, 2001, if you elected the GMDB rider, we will impose the 0.15% charge and we will calculate the subsequent GMDB benefit from that date.

   If you elect the GMDB rider, a death benefit will be paid to the designated Beneficiary upon the death of the Owner, or a Joint Owner, during the Accumulation Period. If the Owner is not a natural person, we will pay the death benefit upon the death of any Annuitant. We will pay the death benefit to the Beneficiary when we receive due proof of death. We will then have no further obligation under this Contract.

   We compute the death benefit at the end of the Valuation Period following our receipt of due proof of death and the return of this Contract. The proof may be a certified death Certificate, the written statement of a physician or any other written proof satisfactory to us. The amount of the death benefit will be equal to the greater of items (1), (2) or (3) listed below, less debt:

  (1) the Contract Value or, if greater, the amount that would have been payable in the event of a full surrender on the date of death;

  (2) the total amount of Purchase Payments less withdrawals accumulated at 5.00% per year to the earlier of your 85th birthday or date of death, increased by Purchase Payments made from your 85th birthday to the date of death and decreased by any adjustments for withdrawals from your 85th birthday to the date of death; or

  (3) the greatest anniversary value immediately preceding the earlier of your 86th birthday or date of death, increased by Purchase Payments made since the date of the greatest anniversary value and decreased by any adjustments for withdrawals since that date. The anniversary value equals the Contract Value on each Contract anniversary during the Accumulation Period.

   An adjustment for a withdrawal is the sum of any amount available as a dollar for dollar reduction, and a proportionate reduction. The maximum dollar for dollar reduction is 5% of the Dollar for Dollar Base, less any prior dollar for dollar withdrawals in the contract year. The Dollar for Dollar Base is total premiums less withdrawals assessed a withdrawal charge and less any withdrawal charges. A proportionate reduction is applicable when the withdrawal and any withdrawal charges exceed the maximum dollar for dollar reduction. The proportionate reduction is the amount in (2) and/or (3), reduced by any dollar for dollar reduction, multiplied by (a) divided by (b), where:

  (a) is the withdrawal plus any withdrawal charges reduced by any dollar for dollar reduction, and

  (b) is the Contract Value, adjusted by any Market Value Adjustment that may exist on the Contract to which this rider is attached, reduced by any dollar for dollar reduction.

   The death benefit may be paid in a lump sum. This sum may be deferred for up to five years from the date of death. Instead of a lump sum payment, the Beneficiary may elect to have the death benefit distributed as stated in Annuity Option 1 for a period not to exceed the Beneficiary's life expectancy; Annuity Option 2; or Annuity Option with the guarantee period based upon the life expectancy of the Beneficiary as prescribed by federal regulations. The Beneficiary must make this choice within 60 days of the time we receive due proof of death, and distribution must commence within one year of the date of death.

   If the Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of your death. Distribution of the death benefit must start within one year after your death. It may start later if prescribed by federal regulations.

   If this Contract was issued as a Non-Qualified Contract, an IRA or Roth IRA and your spouse is the only primary Beneficiary when you die, your surviving spouse may elect among three Surviving Spouse Options.

K. Earnings Based Death Benefit Rider.

   The Earnings Based Death Benefit ("EBDB") is an optional Contract rider. Currently, the EBDB rider is offered only to Contracts issued on or after May 1, 2001. We reserve the right to offer the EBDB rider to Contracts issued before that date, and we may discontinue the offering of the EBDB rider at any time. If you elect the EBDB rider, you must also elect the Guaranteed Minimum Death Benefit Rider (See "Guaranteed Minimum Death Benefit Rider" above). The current charge for the EBDB rider is 0.20% of the Contract Value when issued at ages 0-80, and 0.85% when issued at age 81 or higher. The EBDB rider may not be available in all states.

   Currently, you may elect the EBDB rider only on the initial Contract application. You cannot elect the EBDB rider after the date we issue the Contract. Although you may elect the EBDB rider prior to October 1, 2001 it will not be effective until that date. If you elect the EBDB rider, we will not impose the 0.20% charge prior to October 1, 2001 nor will you receive any benefits under the EBDB rider prior to that date. If you elect the EBDB rider between May 1, 2001 and October 1, 2001, you may terminate coverage anytime prior to October 1, 2001. On or after October 1, 2001, EBDB coverage may not be terminated. On October 1, 2001, if you elected the EBDB rider, we will impose the 0.20% or 0.85% charge, as applicable, and we will calculate the subsequent EBDB benefit from that date.

   The EBDB rider may be elected if the Owner is 90 years old or younger at the time the Contract is issued based on the age of the oldest Owner.

   If elected, the death benefit would be as follows:

    . the Guaranteed Minimum Death Benefit (See "Guaranteed Minimum Death
      Benefit Rider" above); plus

    . 40% (if death occurs in the first nine Contract Years); 50% (if death occurs in Contract Years 10 through 15 ); or 70% (if death occurs in Contract Year 16 or thereafter), of the lesser of:

      a. remaining principal, or

      b. Contract Value minus remaining principal.

   Remaining principal equals total Purchase Payments less the total principal withdrawn. The amount of total principal withdrawn is calculated by totaling the amount of principal withdrawn with each withdrawal. For any withdrawal, the amount of principal withdrawn is the amount by which the withdrawal exceeds the earnings in the Contract at the time of the withdrawal. Earnings, at any given time, is the amount by which the Contract Value exceeds the excess of total Purchase Payments over total withdrawals. Purchase Payments which we receive less than one year prior to death (other than the initial Purchase Payment) are not used in calculating the amount of remaining principal.

L. Guaranteed Retirement Income Benefit Rider.

   The Guaranteed Retirement Income Benefit ("GRIB") is an optional Contract rider. The GRIB rider provides a guaranteed amount of annuity payments for the lifetime of the Annuitant or for a period certain upon annuitization as described below. Currently, the GRIB rider is offered only to Contracts issued on or after May 1, 2001. We reserve the right to offer the GRIB rider to Contracts issued before that date, and we may discontinue the offering of the GRIB rider at any time. If you elect the GRIB rider, you must also elect the Guaranteed Minimum Death Benefit Rider (See "Guaranteed Minimum Death Benefit Rider" above). The current charge for the GRIB rider is 0.40% and 0.30% of the Contract Value, respectively, for the seven and ten year waiting periods. The GRIB rider may not be available in all states.

   You must elect the GRIB rider on the initial Contract application. You cannot elect the GRIB rider after the date we issue the Contract. Although you may elect the GRIB rider prior to October 1, 2001 it will not be effective until that date. If you elect the GRIB rider, we will not impose applicable charges for the GRIB rider prior to October 1, 2001 nor will you receive any benefit under the GRIB rider prior to that date. If you elect the GRIB rider between May 1, 2001 and October 1, 2001, you may terminate coverage anytime prior to October 1, 2001. On or after October 1, 2001, you may cancel the GRIB rider anytime after the Contract anniversary following the end of the applicable waiting period (seven or ten years). On October 1, 2001, if you elected the GRIB rider, we will impose applicable charges (depending on your election of either the seven year waiting period or ten year waiting period) and we will calculate the subsequent GRIB benefit from that date.

   You are permitted to repurchase the GRIB rider within 30 days after the second Contract anniversary or any Contract anniversary thereafter, for any GRIB rider then offered by us. The new GRIB benefit and waiting period will begin on the day you elect to repurchase the GRIB rider.

   The GRIB rider may be exercised only within thirty days after the Contract anniversary after the end of the waiting period you have elected (seven or ten years) or after any subsequent Contract anniversary date. The waiting period may not extend beyond the Annuity Date.

   Annuity payments are based on the greater of:

  (1) the income provided by applying the GRIB base to the guaranteed annuity factors, or

  (2) the income provided by applying the Contract Value to the current annuity factors.

   The GRIB base is the greater of (1), (2) or (3) listed below, less debt:

  (1) the Contract Value or, if greater, the amount that would have been payable in the event of a full surrender on the date of death;

  (2) the total amount of Purchase Payments less withdrawals accumulated at 5.00% per year to the earlier of the original Annuitant's 85th birthday or the GRIB exercise date, increased by Purchase Payments made from the 85th birthday to the GRIB exercise date and decreased by any adjustments for withdrawals from the 85th birthday to the GRIB exercise date; or

  (3) the greatest anniversary value immediately preceding the earlier of the original Annuitant's 86th birthday or the GRIB exercise date, increased by Purchase Payments made since the date of the greatest anniversary value and decreased by any adjustments for withdrawals since that date. The anniversary value equals the Contract Value on each Contract anniversary during the Accumulation Period.

   For joint annuitants, the age of the older of the original two Annuitants will be used for purposes of 2 and 3 above.

   An adjustment for a withdrawal is the sum of any amount available as a dollar for dollar reduction, and a proportionate reduction. The maximum dollar for dollar reduction is 5% of the Dollar for Dollar Base, less any prior dollar for dollar withdrawals in the Contract year. The Dollar for Dollar Base is total premiums less withdrawals assessed a withdrawal charge and less any withdrawal charges. A proportionate reduction is applicable when the withdrawal and any withdrawal charges exceed the maximum dollar for dollar reduction. The proportionate reduction is the amount in (2) and/or (3) above, reduced by any dollar for dollar reduction, multiplied by (a) divided by (b), where:

  (a) is the withdrawal plus any withdrawal charges reduced by any dollar for dollar reduction, and

  (b) is the Contract Value, adjusted by any Market Value Adjustment, reduced by any dollar for dollar reduction.

   The guaranteed annuity factors are based on the "1983 Table a" individual Annuity mortality table developed by the Society of Actuaries, projected using Projection Scale G, with interest at 2.5%. However, for GRIB elections, interest at 3.00% is assumed for all years. Contracts issued in the state of Montana or in connection with certain employer sponsored employee benefit plans are required to use unisex annuity factors. In such cases, the guaranteed annuity factors will be based on unisex rates.

   Since GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided under the regular provisions of the Contract. If the regular annuitization provisions would provide a greater benefit than GRIB, the greater amount will be paid.

   GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, using the joint ages of the Annuitants.

   If you elect a GRIB payable for the life of a single Annuitant, we will guarantee payment for a period certain of 5, 10, 15, or 20 years. If you elect a GRIB payable for the lifetimes of two Annuitants, the period certain is 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years.

   When the Annuitant dies, (or in the case of joint annuitants, when both, have died) we will automatically continue any unpaid installments for the remainder of the elected period certain. However, if the Beneficiary so elects, We will pay a commuted value of the remaining payments. In determining the commuted value, the present value of the remaining payments in the period certain will be calculated based on the applicable interest rate plus an interest rate adjustment factor. The interest rate adjustment factor is equal to the following:

      Number of years remaining                                    Interest rate
      in the period certain                                         adjustment
      -------------------------                                    -------------
      15 or more years............................................     1.00%
      10-14 years.................................................     1.50%
      less than 10 years..........................................     2.00%

   The amount of each payment for purposes of determining the present value of any variable installments will be determined by applying the Annuity Unit Value next determined following Our receipt of due proof of death.

   GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.

   If you exercise the GRIB option, you may elect, partial lump sum payments during the Annuity Period.

   Lump sum payments are available only during the period certain applicable under the payout option you elected; for example, lump sum payments can be elected only during the 5, 10, 15, 20 or 25 year certain period that applies to the payout.

   Lump sum payments are available once in each Contract year and may not be elected until one year after you elect to exercise GRIB.

   You may elect to receive a partial lump sum payment of the present value of the remaining payments in the period certain subject to the restrictions described below. If a partial lump sum payment is elected, the remaining payments in the period certain will be reduced based on the ratio of the amount of the partial withdrawal to the amount of the present value of the remaining installments in the period certain prior to the withdrawal. If the Annuitant is still living after the period certain is over, the Payee will begin receiving the original annuitization payment amount again.

   Each time that a partial lump sum payment is made, we will determine the percentage that the payment represents of the present value of the remaining installments in the period certain. For Non-Qualified Contracts, the sum of these percentages over the life of the Contract cannot exceed 75%. For Qualified Contracts, partial lump sum payments of up to 100% of the present value of the remaining installments in the period certain may be made.

   In determining the amount of the lump sum payment that is available, the present value of the remaining installments in the period certain will be calculated based on an interest rate equal to the GRIB annuity factor interest rate of 3% plus an interest rate adjustment. The interest rate adjustment is equal to the following:

      Number of years remaining                                    Interest rate
      in the period certain                                         adjustment
      -------------------------                                    -------------
      15 or more years............................................     1.00%
      10-14 years.................................................     1.50%
      less than 10 years..........................................     2.00%

   The amount of each payment for purposes of determining the present value of any variable installments will be determined by applying the Annuity Unit Value next determined following Our receipt of your request for commutation.


M. Loans.

   The Owner of a Contract issued as a tax sheltered annuity under Section 403(b) of the Internal Revenue Code ("Code") or with a qualified plan under Code Section 401, may request a loan (if permitted by the Qualified Plan) any time during the accumulation period. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and Company procedures in effect at the time a loan is made. In the case of loans made under Contracts which are subject to ERISA, additional requirements and limitations will apply such as those under the terms of the plan, Department of Labor regulations and ERISA. Because the rules governing loans under section 403(b) contracts and ERISA Qualified Plans are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply. For loans subject to ERISA, you also may wish to consult your plan administrator.

   Federal tax law requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Interest will be charged on your loan amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

   If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. Any loans made under a Contract will be subject to Code requirements, our administrative procedures as reflected under our loan agreements, and, if applicable, ERISA. In addition, loans, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your contract value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your contract value will be greater than it would have been had no loan been outstanding.

N. Automatic Asset Rebalancing.

   You may elect Automatic Asset Rebalancing on a monthly, quarterly, semi-annual or annual basis. Funds held under the Dollar Cost Averaging program or MVA options are not eligible for this option. There is no charge for this service.

                         CONTRACT CHARGES AND EXPENSES

   We deduct the following charges and expenses:

    . mortality and expense risk charge,

    . administrative expenses,

    . Records Maintenance Charge,

    . applicable premium taxes,

    . optional income benefits,

    . optional death benefits, and

    . optional asset allocation services

   Subject to certain expense limitations, you indirectly bear investment management fees and other Fund expenses.

A. Charges Against the Separate Account.

1. Mortality and Expense Risk Charge.

   We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.00% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

   The mortality risk we assume arises from two contractual obligations. First, if you or the Annuitant die before you attain age 75, we may, in some cases, pay more than Contract Value. (See "Death Benefit", page 18) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

   We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.

2. Administrative Expenses.

   We assess each Subaccount a daily asset charge for administrative expenses at a rate of .25% per annum. We reserve the right to increase this charge to a maximum of .45 per annum. If we increase this charge we will give you 3 months advance notice. These charges reimburse us for expenses incurred for administering the Contracts. These expenses include your inquiries, changes in allocations, reports to you, Contract maintenance costs, and data processing costs. The administrative expense covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative expenses of the particular Contract.

3. Guaranteed Minimum Death Benefit Rider Charge.

   The annual charge for the Guaranteed Minimum Death Benefit rider is 0.15% of the Contract Value. For Purchase Payments allocated to the Fixed Account or any Guarantee Periods, the applicable credited rates will be reduced to reflect the relevant charge.

4. Earnings Based Death Benefit Rider Charge.

   The annual charge for the Earnings Based Death Benefit rider is 0.20% of the Contract Value for issue ages 0-80 and 0.85% of the Contract Value for issue ages 81 and higher. For Purchase Payments allocated to the Fixed Account or any Guarantee Periods, the applicable credited rates will be reduced to reflect the relevant charge.

5. Guaranteed Retirement Income Benefit Rider Charge.

   The annual charge for the Guaranteed Retirement Income Benefit rider is 0.40% of the Contract Value if you elect a seven year waiting period and 0.30% if you elect a ten year waiting period. For Purchase Payments allocated to the Guarantee Periods, the applicable credited rates will be reduced to reflect the relevant charge.

B. Asset Allocation Service Charge.

   The annual charge for the MIAA program is 0.50% of the Contract Value allocated under the MIAA program. The MIAA Expense is paid by quarterly withdrawals from your Contract Value. The quarterly MIAA Expense with respect to the amount in each Subaccount covered by the MIAA program equals the average daily number of units in that Subaccount covered by the MIAA program, multiplied by the ending unit value for that Subaccount plus amounts in the General Account covered by the MIAA program, and multiplied by 0.125%. You will also be charged an MIAA Initial Set Up Fee of $30.00.

C. Records Maintenance Charge.

   We will assess an annual Records Maintenance Charge (assessed ratably each quarter) during the Accumulation Period against each Contract which has participated in one or more of the Subaccounts during the calendar year whether or not any Purchase Payments have been made during the year. The Records Maintenance Charge is:

    . $7.50 quarterly for Contracts with Contract Value under $25,000.

    . $3.75 quarterly for Contracts with Contract Value between $25,000 and
      $50,000.

    . No Records Maintenance Charge for Contracts with Contract Value over
      $50,000.

   The Record Maintenance Charge is not assessed during the Annuity Period.

   The Records Maintenance Charge is to reimburse us for expenses incurred in establishing and maintaining the records relating to a Contract's participation in the Separate Account. The Records Maintenance Charge will be assessed at the end of each calendar quarter and will constitute a reduction in the net assets of each Subaccount.

   At any time the Records Maintenance Charge is assessed, the applicable charge will be assessed ratably against each Subaccount in which the Contract is participating and a number of Accumulation Units sufficient to equal the proper portion of the charge will be redeemed from such Subaccount. If necessary to meet the assessment, amounts are also redeemed from the Guarantee Periods.

D. Withdrawal Charge.

   There is no withdrawal charge.

E. Investment Management Fees and Other Expenses.

   Each Portfolio's net asset value may reflect the deduction of investment management fees, Rule 12b-1 fees and general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. (See "Summary of Expenses.") Further detail is provided in the attached prospectuses for the Portfolios and the Funds' Statements of Additional Information.

F. State Premium Taxes.

   Certain state and local governments impose a premium tax ranging from 0% to 3.5% of Purchase Payments. If we pay state premium taxes, we may charge the amount paid against Contract Value upon annuitization, unless the tax was previously assessed. See "Appendix B--State Premium Tax Chart" in the Statement of Additional Information. It is our current practice under this Contract to pay premium tax directly and not charge you. This practice is subject to change without notice.

G. Reduction or Elimination of Certain Charges.

   Contracts may be available for purchase in certain group or sponsored arrangements that qualify for reductions or eliminations of certain charges, the time periods in which such charges apply, or both. Group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

   In certain circumstances, the risk of adverse mortality and expense experience for Contracts purchased in certain group or sponsored arrangements may be reduced. Then, the daily asset charge for mortality and expense costs may likewise be reduced. The daily asset charge for administrative costs and the Records Maintenance Charge may also be reduced or eliminated if we anticipate lower administrative expenses. In certain other circumstances, sales expenses in certain group or sponsored arrangements may be reduced or eliminated.

   In determining whether a group or sponsored arrangement qualifies for reduced or eliminated charges, we will consider among other factors:

    . the size and type of group to which sales are to be made and administrative services provided, and the persistency expected from the group;

    . the total amount of Purchase Payments to be received and the method in which they will be remitted;

    . any prior or existing relationship with us;

    . the level of commission paid to selling broker-dealers;

    . the purpose for which the Contract is being purchased, and whether that purchase makes it likely that sales costs and administrative expenses will be reduced; and

    . the frequency of projected surrenders or distributions.

   We make any reductions or eliminations according to objective guidelines in effect when an application for a Contract is approved. We may change these guidelines from time to time. Any variation in the charges will reflect differences in costs or services and will be offered uniformly to all members of the group or sponsored arrangement. In no event will a charge reduction or elimination be permitted if it is unfairly discriminatory to any person or prohibited by law.

   We may also decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, beyond what is disclosed above, we guarantee that they will not increase. We bear the risk that such charges will not cover our costs. On the other hand, should such charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

   We may also offer reduced fees and charges, including but not limited to, Records Maintenance Charge and mortality and expense risk and administrative charges, for certain sales that may result in cost savings. Reductions in these fees and charges will not unfairly discriminate against any Owner.

                              THE ANNUITY PERIOD

   Contracts may be annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. You may annuitize any time after the first contract year but no later than the Annuitant's 90th birthday. We make annuity payments beginning on the Annuity Date under the Annuity Option you select.

1. Annuity Payments.

   Annuity payments are based on:

    . the annuity table specified in the Contract,

    . the selected Annuity Option, and

    . the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

   Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly.

2. Annuity Options.

   You may elect one of the Contract's Annuity Options. You may decide at any time (subject to the provisions of any applicable retirement plan and state variations) to begin annuity payments. You may change the Annuity Option before, but not after, the Annuity Date. Generally, annuity payments are made in monthly installments. However, we may make a lump sum payment if the net proceeds available to apply under an Annuity Option are less than $5,000. In addition, if the first monthly payment is less than $50 we may change the frequency of payments to quarterly, semiannual or annual intervals so that the initial payment is at least $50.

   The amount of periodic annuity payments may depend upon:

    . the Annuity Option you select;

    . the age of the payee;

    . the investment experience of the selected Subaccount(s) (if variable annuitization is elected); and

    . the interest rates (if fixed annuitization is elected) at the time of annuitization.

   For example:

    . if Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

    . if Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

    . if Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

    . if Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

   The age of the payee also influences the amount of periodic annuity payments because an older payee is expected to have a shorter life span, resulting in larger payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment.

   For Non-Qualified Contracts, if you die before the Annuity Date, available Annuity Options are limited. The Annuity Options available are:

    . Option 2 or

    . Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than 5 years from your death).

   If the Beneficiary is not an individual, the entire interest must be distributed within 5 years of your death. The Death Benefit distribution must begin no later than one year from your death, unless a later date is prescribed by federal regulation.

Option 1--Income for Specified Period.

   Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the payee's death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the daily asset charges for mortality and expense risks and administrative costs.

   You may elect to surrender the Contract or make partial withdrawals after annuity payments begin under Option 1. We will then pay the discounted value of the remaining payments.

Option 2--Life Income.

   Option 2 provides for an annuity over the lifetime of the payee. If Option 2 is elected, annuity payments terminate automatically and immediately on the payee's death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

Option 3--Life Income with Installments Guaranteed.

   Option 3 provides an annuity payable monthly during the payee's lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

Option 4--Joint and Survivor Annuity.

   Option 4 provides an annuity payable monthly while both payees are living. Upon either payee's death, the monthly income payable continues over the life of the surviving payee at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving payee's death without regard to the number or total amount of payments received.

3. Allocation of Annuity.

   You may elect payments on a fixed or variable basis, or a combination. Any Guarantee Period Value is annuitized on a fixed basis. Any Separate Account Contract Value is annuitized on a variable basis. The MVA Option is not available during the Annuity Period. You may exercise the transfer privilege during the Accumulation Period to arrange for variable or fixed annuitization. Transfers during the Annuity Period are subject to certain limitations. We reserve the right to restrict the number of Subaccounts available during the Annuity Period.

4. Transfer During Annuity Period.

   During the Annuity Period, the payee may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount, subject to the following limitations:

    . Transfers among Subaccounts are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

    . All interest in a Subaccount must be transferred.

    . If we receive notice of transfer to a Subaccount more than 7 days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

    . If we receive notice of transfer to a Subaccount less than 7 days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

    . Transfers to the General Account are available only on an anniversary of the first Annuity Date. We must receive notice at least 30 days prior to the anniversary.

   A Subaccount's Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

5. Annuity Unit Value.

   Annuity Unit value is determined independently for each Subaccount.

   Annuity Unit value for any Valuation Period is:

    . Annuity Unit value for the preceding Valuation Period, times

    . the net investment factor for the current Valuation Period, times

    . an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract's annuity tables.

   The net investment factor for a Subaccount for any Valuation Period is:

    . the Subaccount's Accumulation Unit value at the end of the current
      Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

    . the Subaccount's Accumulation Unit value at the end of the preceding
      Valuation Period, plus or minus the per share charge or credit for taxes reserved.

6. First Periodic Payment Under Variable Annuity.

   When annuity payments begin, the value of your Contract interest is:

    . Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due, times

    . the number of Accumulation Units credited at the end of the Valuation
      Period, minus

    . premium taxes.

   The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value.

   A 2.5% per annum rate of investment earnings is assumed by the Contract's annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

7. Subsequent Periodic Payments Under Variable Annuity.

   Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

8. Fixed Annuity Payments.

   Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

9. Death Proceeds.

   If the payee dies after the Annuity Date while the Contract is in force, the death benefit, if any, depends upon the form of annuity payment in effect at the time of death. (See "Annuity Options.")

                             FEDERAL INCOME TAXES

A. Introduction

   This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

   This discussion does not address state or local tax consequences nor federal estate or gift tax consequences, associated with buying a Contract. In addition, we make no guarantee regarding any tax treatment--federal, state, or local--of any Contract or of any transaction involving a Contract.

B. Our Tax Status

   We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company". Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account to provide for these taxes.

C. Taxation of Annuities in General

1. Tax Deferral During Accumulation Period

   Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to you or the Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

    . the Contract must be owned by an individual,

    . Separate Account investments must be "adequately diversified",

    . we, rather than you, must be considered the owner of Separate Account assets for federal tax purposes, and

    . annuity payments must appropriately amortize Purchase Payments and Contract earnings.

   Non-Natural Owner. As a general rule, deferred annuity contracts held by "non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees. Additional exceptions to this rule include:

    . certain contracts acquired by a decedent's estate,

    . certain Qualified Contracts,

    . certain contracts used with structured settlement agreements, and

    . certain contracts purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

   Diversification Requirements. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the separate account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxed on the difference between the contract value and the purchase payments.

   Although we do not control Fund investments, we expect that each Portfolio of the Funds will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

   Ownership Treatment. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. In those circumstances, income and gains from separate account assets are includible in the owner's gross income. The Internal Revenue Service ("IRS"), in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. As of the date of this Prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to allocate the Contract Value among the Subaccounts may cause you to be considered the owner of the assets of the Separate Account.

   We do not know what limits may be set forth in any guidance that the IRS may issue, or whether any such limits will apply to existing Contracts. We therefore reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the Separate Account assets. However there is no assurance that such efforts would be successful.

   Delayed Annuity Dates. If the Annuity Date occurs (or is scheduled to occur) when you have reached an advanced age, e.g., past age 85, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

   The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the owner of Separate Account assets.

2. Taxation of Partial and Full Withdrawals from Nonqualified Contracts

   Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract." This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includable in your income.

   Any assignment or pledge (or agreement to assign or pledge) of Contract Value, is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

   The Contract's optional death benefits, if elected, may exceed Purchase Payments or Contract Value. As described in the Prospectus, we impose certain charges with respect to these death benefits. It is possible that those charges (or some portion) could be treated as a partial withdrawal.

   If the Contract includes the Guaranteed Retirement Income Benefit rider (the "GRIB rider"), and the Guaranteed Retirement Income Benefit Base is greater than the Contract Value, it is possible that the income on the contract could be a greater amount than would otherwise be the case. This could result in a larger amount being included in your income in connection with a partial withdrawal, assignment, pledge or other transfer.

   There is also some uncertainty regarding the treatment of the market value adjustment for purposes of determining the income on the contract. This uncertainty could result in the income on the contract being a greater (or lesser) amount.

   There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

3. Taxation of Annuity Payments

   Normally, the portion of each annuity payment taxable as income equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the "investment in the contract" allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to the expected value of the fixed annuity payments.

   Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year.

   With respect to a Contract issued with the GRIB rider, the Annuitant may elect to receive a lump sum payment after the Annuity Date. In the case of a Non-Qualified Contract, the Company will treat a portion of such lump sum payment as includible in income, and will determine the taxable portion of subsequent annuity payments by applying an exclusion ratio to the periodic payments. However, the federal income tax treatment of such a lump sum payment, and of the periodic payments made thereafter, is uncertain. It is possible that the IRS could take a position that greater amounts are includible in income than the Company currently believes is the case. Prior to electing a lump sum payment after the Annuity Date, you should consult a tax adviser about the tax implications of making such an election.

4. Taxation of Death Benefits

   Amounts may be distributed upon your or the Annuitant's death. Before the Annuity Date, death benefits are includible in income and:

    . if distributed in a lump sum are taxed like a full withdrawal, or

    . if distributed under an Annuity Option are taxed like annuity payments.

   After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income and:

    . if received in a lump sum are includible in income to the extent they exceed the unrecovered investment in the Contract, or

    . if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

   Thereafter, all annuity payments are fully includible in income.

5. Penalty Tax on Premature Distributions

   A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

    . received on or after you reach age 59 1/2,

    . attributable to your disability,

    . made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,

    . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated beneficiary (within the meaning of the tax law),

    . made under a Contract purchased with a single premium when the annuity starting date is no later than a year from Contract purchase and substantially equal periodic payments are made at least annually, or

    . made with annuities used with certain structured settlement agreements.

6. Aggregation of Contracts

   The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

   For Contracts issued after June 8, 1997 to a non-natural owner, all or some portion of otherwise deductible interest may not be deductible by the owner. However, this interest deduction disallowance does not affect Contracts where the Owner is taxable each year on the investment income under the Contract. Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.

D. Qualified Plans

   Qualified Contracts are used with retirement plans which receive favorable tax treatment as Individual Retirement Annuities, Simplified Employee Pensions--IRAs, Roth Individual Retirement Annuities, tax sheltered annuities, and certain deferred compensation plans ("qualified plans"). Numerous special tax rules apply to qualified plans and to Qualified Contracts. Therefore, we make no attempt to provide more than general information about use of Qualified Contracts. Persons intending to use the contract in connection with qualified plans should consult a tax advisor.

   Under the Code, qualified plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should only consider the Contract's other features, including the availability of lifetime annuity payments and death benefit protection.

   The tax rules applicable to qualified plans vary according to the type, terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the permitted contribution, and the corresponding deduction or exclusion, are limited under qualified plans. In Qualified Contracts, the Owner and Annuitant generally are the same individual. Also, if the joint Annuitant is not the Annuitant's spouse, the annuity options may be limited, depending on the difference in their ages. Furthermore, the length of any Guarantee Period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

   Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the accrual distribution.

   If you purchase a Qualified Contract with a GRIB rider and elect to receive a lump sum payment of a portion of the annuity income payments, it is possible that the remaining annuity income payments will not satisfy the minimum distribution requirements. You should consult a tax adviser about the implications under the minimum distribution requirements of taking a lump sum payment under the GRIB rider.

   A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply to a payment:

    . received after you reach age 59 1/2,

    . received after your death or because of your disability, or

    . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary.

   In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may apply.

   Qualified Contracts are amended to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of qualified plans if they are inconsistent with the Contract.

1. Qualified Plan Types

   We may issue Contracts for the following types of qualified plans.

   Individual Retirement Annuities. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." The Code limits the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund an "Education IRA."

   IRAs generally may not provide life insurance coverage, but they may provide a death benefit that equals the greater of the premiums paid or the account value. The Contract's optional death benefits (the GMDB and the EBDB) may in some circumstances exceed the greater of the purchase payments and the account value. It is possible that the optional death benefits could be viewed as providing life insurance with the result that a Contract with an optional death benefit would not qualify as an IRA.

   Simplified Employee Pensions (SEP-IRAs). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser. As discussed above (see "Individual Retirement Annuities"), there is some uncertainty regarding the characterization of the Contract's optional death benefits for purposes of the rules governing IRAs, and thus as to whether a Contract with the GMDB or EBDB will qualify as a SEP IRA.

   SIMPLE IRAs. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see "Individual Retirement Annuities"), there is some uncertainty regarding the characterization of the Contract's optional death benefits for purposes of the rules governing IRAs, and thus as to whether a Contract with the GMDB or the EBDB will qualify as a SIMPLE IRA.

   Roth IRAs. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain respects, including:

    . Roth IRA contributions are never deductible,

    . ""qualified distributions" from a Roth IRA are excludable from income,

    . mandatory distribution rules do not apply before death,

    . a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

    . special eligibility requirements apply, and

    . contributions to a Roth IRA can be made after the Owner reaches age 70
      1/2.

   All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. You must be eligible for a qualified rollover contribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

   Any "qualified distribution," as defined in Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer.

   As discussed above (see "Individual Retirement Annuities"), there is some uncertainty regarding the characterization of the Contract's optional death benefits for purposes of the rules governing IRAs, and thus as to whether a Contract with the GMDB or the EBDB will qualify as a Roth IRA.

   Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

   Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

    . contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

    . earnings on those contributions, and

    . earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

   These amounts can be paid only if you have reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.) Additional restrictions may be imposed by the plan sponsor.

   Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. Direct Rollovers

   If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

    . minimum distributions required under Section 401(a)(9) of the Code, and

    . certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments."

   Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

E. Federal Income Tax Withholding

   We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the payee notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

                           DISTRIBUTION OF CONTRACTS

   The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers who are members of the National Association of Securities Dealers, Inc. Sales commissions may vary, but are not expected to exceed 6.25% of Purchase Payments. In addition to commissions, we may pay additional promotional incentives, in the form of cash or other compensation, to selling broker-dealers. These incentives may be offered to certain licensed broker-dealers that sell or are expected to sell certain minimum amounts during specified time periods. The Contracts are distributed through the principal underwriter for the Separate Account:

                        Investors Brokerage Services, Inc. ("IBS")
                        1 Kemper Drive
                        Long Grove, Illinois, 60049

   IBS is our wholly-owned subsidiary. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options are not available to all Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers having a selling group agreement with IBS authorizing the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different investment options.

                                 VOTING RIGHTS

   Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

   Owners have voting rights in a Portfolio based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants' voting rights decrease as Annuity Units decrease.

                   REPORTS TO CONTRACT OWNERS AND INQUIRIES

   Each quarter, we send you a statement showing amounts credited to each Subaccount and to the Guarantee Period Value. In addition, if you transfer amounts among the investment options or make additional unscheduled payments, you will receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Portfolios that underlie the Subaccounts in which you invest and a list of the securities held by that Portfolio.

   You will have access to Contract information through the Interactive Voice Response System (IVR) at (888) 477-9700. You will also be able to access your account information from our website at www.zurichkemper.com.

   You may also direct inquiries to the selling agent or may call 1-888-477-9700 or write to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049.

                             DOLLAR COST AVERAGING

Dollar Cost Averaging for the Kemper Money Market and Kemper Government Securities Subaccounts

   Under our Dollar Cost Averaging program ("DCA"), you designate a portion of the Scudder Money Market or Scudder Government Securities Subaccount Value to be transferred on a monthly or quarterly basis to the other Subaccounts. The DCA program is available only during the Accumulation Period. DCA to the MVA Options are not permitted. The DCA theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase of the selected Subaccounts. There is not guarantee that DCA will produce that result. There is currently no charge for this service.

   The first DCA will occur on the requested beginning date. If the requested beginning date is a non-business day, the first DCA will occur on the first business day prior to the requested beginning date. If you do not provide a requested beginning date, the first DCA will occur on the first business day following receipt of your request. We will delay the beginning date if information is missing from your request or if your request is deemed not in good order. Subsequent DCA transfers will occur, every one or three months, on the same day of the month as the initial DCA transfer. If a subsequent DCA transfer is scheduled for a non-business day, the transfer will take place on the business day prior to the scheduled DCA transfer date.

Dollar Cost Averaging from our General Account

   Deposits and transfers into our general account will be automatically transferred to the subaccounts on a monthly frequency over a period no greater than seven (7) months from the date of the initial transfer or deposit to the General Account. All assets transferred or deposited to the General Account will be transferred from the General Account by the end of the seven (7) month period. The first DCA transfer will occur one month following the date of the initial deposit or transfer to the DCA account. Subsequent DCA transfers will occur on the same day of the month as the initial DCA transfer. If a subsequent DCA transfer is scheduled for a non-business day, the transfer will take place on the business day prior to the scheduled DCA transfer date.

   We reserve the right to offer additional DCA periods at any time. All additional DCA periods will be offered for a limited period of time and may be changed, revoked or canceled at any time for future deposits or transfers.

                          SYSTEMATIC WITHDRAWAL PLAN

   We offer a Systematic Withdrawal Plan ("SWP") allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. SWP is not available from the MVA accounts or under the DCA Program. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by the you or us.

                         ASSET ALLOCATION SERVICE

   You may elect, where available, to enter into a separate investment advisory agreement with our affiliate, PMG Asset Management, Inc. ("PMG"). PMG is registered as an investment adviser with the SEC. For a fee, PMG provides a discretionary asset allocation service under its Managed Investment Advisory Account ("MIAA") which is fully described in a separate disclosure statement. Under an agreement with PMG, BARRA RogersCasey ("BARRA") performs certain functions for the MIAA program. BARRA is an unaffiliated registered investment adviser. MIAA is not available in all states or through all distributors.

A. Summary of the Service Provided.

   Under MIAA, your Contract Value is allocated among certain Subaccounts. PMG selects the appropriate allocation model based on your financial objectives and risk tolerance, utilizing BARRA's proprietary analysis of the Subaccounts and the underlying Funds. PMG then periodically transfers Contract Value between the Subaccounts in accordance with your selected allocation model. Currently, if you enroll in the MIAA program, all of your Contract Value must be placed under the MIAA program. If you transfer your Contract Value placed under the MIAA program, your participation in the MIAA program will automatically end. In the future, however, we expect to make changes to permit you to place only a portion of your Contract Value under the MIAA program and to allocate the remainder yourself.

B. MIAA Charges.

   PMG's annual charge for the MIAA program is one-half of one percent (.50%) of the Contract Value allocated under the MIAA program. The MIAA Expense is paid by quarterly withdrawals from your Contract Value. The quarterly MIAA Expense with respect to the amount in each Subaccount covered by the MIAA program equals the average daily number of units in that Subaccount covered by the MIAA program, multiplied by the ending unit value for that Subaccount, and multiplied by .125%. You will also be charged an MIAA Initial Set Up Fee ("Set Up Fee") of $30.00. The MIAA Expense and Set Up Fee are in addition to the Contract Charges and Expenses appearing in the "Summary of Expenses".

C. Tax Treatment of Fees and Charges.

   This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted in the application of the law to individual circumstances.

   For Qualified Contracts, the MIAA Expense and Set Up Fee will not be treated as taxable distributions. For Non-Qualified Contracts, payments of MIAA Expense and Set Up Fee are treated as a taxable event. This means the MIAA Expense and Set Up Fee are taxable distributions to you and may subject you to an additional 10% tax penalty.

D. Risks to You.

   When you elect the MIAA program, you understand that:

    . all investments involve risk, the amount of which may vary significantly,

    . performance cannot be predicted or guaranteed, and

    . the value of your allocations in the Subaccounts will fluctuate due to market conditions and other factors.

   PMG has not authorized anyone to make any guarantee, either written or oral, that your investment objectives will be met.

   PMG seeks to perform services in a professional manner. However, except for negligence, malfeasance, or violations of applicable law, PMG and its officers, directors, agents and employees are not liable for any action performed or omitted to be performed or for any errors of judgment in your asset allocation or in transferring your Contract Value. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein in any way constitutes a waiver or limitation on any rights that you may have under federal securities laws.

E. Conflicts of Interest.

   The MIAA program is marketed directly by officers of PMG and through solicitors who recommend the MIAA program, but who have no discretionary investment authority. The PMG solicitor is a registered representative with a broker-dealer registered under the Securities Exchange Act of 1934. As such, the PMG solicitor may receive or may have received commissions for your purchase of your Contract. PMG solicitors may also receive a portion of the MIAA Expense (See "MIAA Charges") as compensation. You will be charged the same fees for the MIAA program whether or not a PMG solicitor is involved. Since the PMG solicitor may receive commissions for the purchase of your Contract and may receive a portion of the MIAA Expense charged to your Contract, there is a potential for a conflict of interest.

                                 EXPERTS

   The consolidated balance sheets of KILICO as of December 31, 2000 and 1999 and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for the years ended December 31, 2000, 1999 and 1998 have been included herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

   Legal matters with respect to our organization, our authority to issue annuity contracts and the validity of the Contract, have been passed upon by Debra P. Rezabek, our Executive Vice President, General Counsel and Corporate Secretary. Jorden Burt LLP, Washington, D.C., has advised us on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts.

                            SPECIAL CONSIDERATIONS

   We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

   Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax advisor regarding the tax consequences, as an assignment may be a taxable event.

                             AVAILABLE INFORMATION

   We are subject to the informational requirements of the Securities Exchange Act of 1934 and file reports and other information with the SEC. These reports and other information can be inspected and copied at the SEC's public reference facilities at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and 500 West Madison, Suite 1400, Northwestern Atrium Center, Chicago, Illinois. Copies also can be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

   We have filed registration statements (the "Registration Statements") relating to the Contracts with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus has been filed as part of the Registration Statements and does not contain all of the information set forth in the Registration Statements. These Registration Statements contain further information about us and the Contracts. The Registration Statements may be inspected and copied, and copies can be obtained at prescribed rates, as mentioned above.

                                   BUSINESS

Corporate structure

   KILICO was founded in 1947 and is incorporated under the insurance laws of the State of Illinois and is licensed in the District of Columbia and all states except New York. KILICO and its subsidiaries (collectively, "KILICO", "the Company", "we", "our" or "us") is a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a non-operating holding company. Kemper is a wholly-owned subsidiary of Zurich Group Holding ("ZGH" or "Zurich"), a Swiss holding company, formerly known as Zurich Financial Services. ZGH is wholly-owned by Zurich Financial Services ("ZFS"), a new Swiss holding company. ZFS was formerly Zurich Allied AG, which was merged with Allied Zurich p.l.c. in October 2000.

Strategic initiatives

   Our management, operations and strategic directions are integrated with those of several other Kemper subsidiaries:

  . Federal Kemper Life Assurance Company ("FKLA")

  . Zurich Life Insurance Company of America ("ZLICA"), and

  . Zurich Direct, Inc. ("ZD")

   This integration streamlines management, controls costs, improves profitability, increases operating efficiencies and productivity, and helps to expand the companies' distribution capabilities. Headquartered in Long Grove, Illinois, FKLA markets term and interest-sensitive life insurance, as well as certain annuity products, including non-surrenderable funding agreements, primarily through brokerage general agents and other independent distributors. ZLICA primarily markets term life insurance products primarily through ZD. ZD is an affiliated direct marketing life insurance agency currently marketing basic, low-cost term life insurance through various marketing media.

   Over the last several years, we have increased the competitiveness of our variable annuity products by adding multiple variable subaccount investment options and investment managers to existing variable annuity products. In 1997, we introduced a non-registered individual and group variable business-owned life insurance contract ("BOLI") and a series of individual variable life insurance contracts. In 1998, we introduced a new registered individual variable annuity product with 37 variable subaccount investment options and various investment managers.

   In 2000, several new products were introduced. We introduced a registered individual and group variable annuity, a registered flexible premium variable universal life product, and an individual and group fixed annuity.

   In 2000, as part of our plan to sharpen our focus on the group retirement market, we purchased PMG Securities Corporation, PMG Asset Management, Inc., PMG Marketing, Inc., and PMG Life Agency, Inc. (collectively "PMG"), for $5.5 million. PMG is a well-respected broker-dealer in the eastern part of the country. We own 100% of the stock of PMG.

   Also in 2000, we transferred $63.3 million in fixed maturities and cash to fund the operations of our newly formed subsidiary, Zurich Kemper Life Insurance Company of New York ("ZKLICONY"). ZKLICONY received its insurance license from the state of New York in January 2001 and expects to begin writing business in the second quarter of 2001.

Narrative description of business

   We offer both individual fixed-rate (general account) and individual and group variable (separate account) annuity contracts, as well as individual and group term life, universal life and individual and group variable (separate account) life insurance products through various distribution channels. We offer investment-oriented products, guaranteed returns or a combination of both, to help policyholders meet multiple insurance and financial objectives. Financial institutions, securities brokerage firms, insurance agents and financial planners are important distribution channels for our products. Our sales mainly consist of deposits received on certain long duration fixed and variable annuities and variable life insurance contracts.

   Our fixed and variable annuities generally have surrender charges that are a specified percentage of policy values and decline as the policy ages. General account annuity and interest-sensitive life policies are guaranteed to accumulate at specified interest rates but allow for periodic crediting rate changes.

   Over the last several years, in part reflecting the current interest rate environment, we have increased our emphasis on marketing our existing and new separate account products. Unlike the fixed-rate annuity business where we manage spread revenue, such variable products pose minimal investment risk for us, as policyholders direct their premium to one or more subaccounts that invest in underlying investment funds that invest in stocks and bonds. We, in turn, receive administrative fee revenue on such variable products, which compensates us for providing death benefits potentially in excess of cash surrender values. In addition, on variable life insurance contracts, cost of insurance charges compensate us for providing death benefit coverage substantially in excess of surrender values.

   As a result of this strategy, our separate account assets and related sales of our variable annuity products have increased over the last couple of years. Our separate account assets and sales were as follows (in millions):

                                                           December 31,
                                                    ---------------------------
                                                      2000      1999     1998
                                                    --------- -------- --------
      Separate account assets...................... $11,179.6 $9,778.1 $7,099.2
                                                    ========= ======== ========

                                                      Year Ended December 31,
                                                    ---------------------------
                                                      2000      1999     1998
                                                    --------- -------- --------
      Variable annuity sales (1)................... $ 1,160.5 $  758.6 $  393.1
      Variable life sales..........................     856.1  1,661.1  1,523.0
                                                    --------- -------- --------
      Total separate account sales................. $ 2,016.6 $2,419.7 $1,916.1
                                                    ========= ======== ========

---------
(1) Includes the fixed account option of the variable contracts totaling $339.6 million, $289.7 million and $92.7 million in 2000, 1999 and 1998, respectively. The fixed account option is primarily used for dollar cost averaging into the separate account investment options. This allows contractholders the option to allocate amounts to the fixed account option and authorize pro-rated amounts to be automatically transferred into the separate account investment options over a specified period of time in order to reduce the effects of significant market fluctuations.

   In 2000, several new products were introduced. Zurich Preferred, a registered individual and group variable and market value adjusted deferred annuity, offers investors 27 different variable subaccount investment options with various investment managers. Zurich Kemper Lifeinvestor, a registered flexible premium variable universal life product, permits policyholders to allocate premiums among 31 different subaccount investment options with various investment managers. We also introduced a new individual and group fixed annuity, Zurich Classic.

   During mid-1998, we introduced DESTINATIONSSM, a registered individual and group variable, fixed and market value adjusted deferred annuity product. DESTINATIONSSM currently offers 37 variable subaccount investment options with various investment managers, ten guarantee periods, a fixed account option, dollar cost averaging and a guaranteed retirement income benefit option.

   During mid-1997, we introduced variable BOLI, a group variable life insurance contract that is primarily marketed to banks and other large corporate entities. Also in 1997, we issued a series of non-registered variable individual universal life insurance contracts that are marketed primarily to high net worth individuals. Significant fluctuations in our sales of the variable life products are due mainly to the nature of the BOLI product--high dollar volume per sale, low frequency of sales--and any potential changes to BOLI's tax advantaged status as proposed in the release of the Federal government's fiscal budgets.

   Investors Brokerage Services, Inc., ("IBS"), our wholly-owned subsidiary, and our affiliated broker-dealer, BFP Securities, LLC, are the principal underwriters of our registered variable annuity and variable life products. BFP Securities, LLC, is also the primary distributor of our BOLI and high net worth products.

   Current crediting rates, a conservative investment strategy, the interest rate environment and the equity markets have impacted our fixed annuity sales over the last several years. Our fixed annuity sales were as follows (in millions):

                                                                  Year Ended
                                                                 December 31,
                                                              ------------------
                                                               2000  1999  1998
                                                              ------ ----- -----
      Fixed annuity sales.................................... $168.6 $96.3 $89.3
                                                              ====== ===== =====

   KILICO's fixed annuity sales increased $72.3 million in 2000, compared with 1999. This increase is primarily a result of investors seeking a more stable return on their investments during a time of market volatility.

NAIC ratios

   The National Association of Insurance Commissioners (the "NAIC") annually calculates certain statutory financial ratios for most insurance companies in the United States. These calculations are known as the Insurance Regulatory Information System ("IRIS") ratios. Currently, twelve IRIS ratios are calculated. The primary purpose of the ratios is to provide an "early warning" of any negative developments. The NAIC reports a company's ratios to state regulators who may then contact the company if three or more ratios fall outside the NAIC's "usual ranges".

   Based on statutory financial data as of December 31, 2000, we had three ratios outside the usual ranges; the change in premium ratio, the change in product mix ratio and the change in reserving ratio. The results for the change in the premium ratio and the change in the product mix ratio reflect the following items:

  . Recapture of term life insurance business assumed from FKLA (discussed below in Reserves and reinsurance)

  . Assumption of $100.0 million of funding agreement business from FKLA
    (discussed below in Reserves and reinsurance)

  . Increased sales of the DESTINATIONSSM product, and

  . Decreased BOLI sales

   The result for the change in the reserving ratio is primarily caused by the recapture of the term business assumed from FKLA and the increase in individual variable universal life renewal premiums in 2000, compared to 1999. Other than certain states requesting quarterly financial reporting and/or explanations of the underlying causes for certain ratios, no state regulators have taken any action due to our IRIS ratios for 2000 or earlier years.

Risk-based capital, asset adequacy and codification

   Under Illinois' asset adequacy and risk-based capital rules, state regulators may mandate remedial action for inadequately reserved or inadequately capitalized companies. The asset adequacy rules are designed to assure that assets supporting reserves are adequate to cover liabilities under a variety of economic scenarios. The focus of risk-based capital rules is a risk-based formula that applies prescribed factors to various risk elements in an insurer's business and investments to develop a minimum capital requirement designed to be proportional to the amount of risk assumed by the insurer. We have capital levels substantially exceeding any that would mandate action under the risk-based capital rules and are in compliance with applicable asset adequacy rules.

   In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification") guidance, which replaces the Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas. The Illinois Insurance Department has adopted the Codification guidance, effective January 1, 2001. Our statutory surplus will be positively impacted upon adoption as a result of the net effect of recording a deferred tax asset, of non-admitting non-operating system software and of non-admitting net affiliated receivables and other changes caused by the Codification.

Reserves and reinsurance

   The following table provides a breakdown of our reserves for future policy benefits by product type (in millions):

                                                       December 31, December 31,
                                                           2000         1999
                                                       ------------ ------------
      General account annuities.......................    $2,635       $2,729
      Interest-sensitive life insurance and other.....       643          671
      Term life reserves..............................       --             9
      Ceded future policy benefits....................       310          310
                                                          ------       ------
          Total.......................................    $3,588       $3,719
                                                          ======       ======

   Ceded future policy benefits shown above reflect coinsurance (indemnity reinsurance) transactions where we insured liabilities of approximately $516 million in 1992 and $416 million in 1991 with an affiliate, Fidelity Life Association, A Mutual Legal Reserve Company ("FLA"). FLA shares directors, management, operations and employees with FKLA pursuant to an administrative and management services agreement. FLA issues policies not issued by FKLA or KILICO as well as other policies similar to certain FKLA policies. At December 31, 2000 and 1999, our reinsurance reserve credit from FLA relating to these coinsurance transactions totaled approximately $262.1 million and $309.7 million, respectively. Utilizing FKLA's employees, we are the servicing company for this coinsured business and we are reimbursed by FLA for the related servicing expenses.

   In 1996, we assumed, on a yearly renewable term basis, approximately $14.4 billion (face amount) of term life insurance from FKLA. Effective September 30, 2000, this reinsurance agreement with FKLA was terminated. Upon termination, we returned $7.7 million of premiums to FKLA, representing consideration for the recaptured reserves. Due to the difference in the generally accepted accounting principles basis and the statutory accounting basis of the reserves related to this recaptured business, we recorded a deemed dividend distribution to Kemper of $16.3 million. (See the note captioned "Reinsurance" in the Notes to Consolidated Financial Statements.)

   In the fourth quarter of 2000, we assumed from FKLA $100.0 million in premium deposits related to a Funding Agreement. Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts ("GICs"). The contracts qualify as insurance under state laws and are sold as non-surrenderable immediate annuities to trusts established by a securities firm. The securities firm sold interests in these trusts to institutional investors. This Funding Agreement had a variable rate of interest, is an obligation of our general account and is recorded as future policy benefits. (See the note captioned "Reinsurance" in the Notes to Consolidated Financial Statements.)

   We are party to a funds withheld reinsurance agreement with a Zurich affiliated company, Zurich Insurance Company, Bermuda Branch ("ZICBB"). Under the original terms of this agreement, we ceded, on a yearly renewable term basis, 90 percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to BOLI, which is held in our separate accounts. As consideration for this reinsurance coverage, we cede separate account fees (cost of insurance charges) to ZICBB and retain a portion of such funds under the terms of the reinsurance agreement in a funds withheld account, which is included as a component of benefits and funds payable in the accompanying consolidated balance sheets. During 1998, we modified the reinsurance agreement to increase the reinsurance from 90 percent to 100 percent.

   The following table contains amounts related to the BOLI funds withheld reinsurance agreement (in millions):

Business Owned Life Insurance (BOLI)
(in millions)

                                                   Year Ended December 31,
                                                  ----------------------------
                                                    2000      1999      1998
                                                  --------  --------  --------
      Face amount in force....................... $ 85,358  $ 82,021  $ 66,186
                                                  ========  ========  ========
      Net amount at risk ceded................... $(78,169) $(75,979) $(62,160)
                                                  ========  ========  ========
      Cost of insurance charges ceded............ $  173.8  $  166.4  $  175.5
                                                  ========  ========  ========
      Funds withheld account..................... $  228.8  $  263.4  $  170.9
                                                  ========  ========  ========

   We have a funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA was marked-to-market based predominantly upon the total return of the Government Bond Division of the KILICO Variable Series I Separate Account. During 1998, we recorded a $2.5 million increase to the FWA related to this mark-to-market. In November 1998, to properly match revenue and expenses, we had also placed assets supporting the FWA in a segmented portion of the General Account. This portfolio was classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115") at December 31, 1998 and through November 30, 1999. FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, we recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, we recorded realized capital losses of $7.3 million and $0.2 million related to the changes in fair value of this portfolio during 1999 and 1998, respectively.

   Due to a change in the reinsurance strategy related to the BOLI product, effective December 1, 1999, we no longer marked-to-market a portion of the FWA liability and therefore no longer designated the related portion of assets as "trading". As a result, changes in fair value to the FWA and the assets supporting the FWA no longer flow through our operating results.

Competition

   We are in a highly competitive business. We compete with a large number of other stock and mutual life insurance companies, many of which are larger financially, although none is truly dominant in the industry. KILICO, with its emphasis on annuity products, also competes for savings dollars with securities brokerage and investment advisory firms as well as other institutions that manage assets, produce financial products or market other types of investment products.

   Our principal methods of competition continue to be innovative products, often designed for selected distribution channels and economic conditions, as well as appropriate product pricing, careful underwriting, expense control and the quality of services provided to policyholders and agents.

   To address our competition, we have adopted certain business strategies. These include:

  . customer segmentation and focus

  . continued focus on existing and new variable and fixed annuities and variable life insurance products

  . distribution through diversified channels

  . systematic review of investment risk and our capital position, and

  . ongoing efforts to continue as a low-cost provider of insurance products and high-quality services to agents and policyholders through the use of technology

Rankings and ratings

   According to Best's Insurance Reports, 2000, as of December 31, 1999, we ranked 56th of 1,481 life insurers by admitted assets; 57th of 1,146 by insurance in force; and 57th of 1,382 by net premiums written.

   In 1999, we received rating upgrades from both A.M. Best and Standard & Poor's, primarily due to the perceived long-term strategic benefit of the merger and the increased financial strength of Zurich and Zurich Life (discussed below). Our current ratings and their current status are as follows:

                                                                        Current
                                                       Current Rating    Status
                                                      ----------------  --------
      A.M. Best Company.............................. A+ (Superior)     Affirmed
      Moody's Investors Service...................... Aa3 (Excellent)   Affirmed
      Standard & Poor's.............................. AA+ (Very Strong) Affirmed

Employees

   At December 31, 2000, we used the services of approximately 1,152 employees of FKLA, which are also shared with FLA and ZLICA. KILICO, FKLA, FLA and ZLICA collectively operate under the trade name Zurich Kemper Life.

Regulation

   We are generally subject to regulation and supervision by the insurance departments of Illinois and other jurisdictions where we are licensed to do business. These departments enforce laws and regulations designed to assure that insurance companies maintain adequate capital and surplus, manage investments according to prescribed character, standards and limitations and comply with a variety of operational standards. The departments also make periodic examinations of individual companies and review annual and other reports on the financial condition of each company operating within their respective jurisdictions. Regulations, which often vary from state to state, cover most aspects of the life insurance business, including market practices, policy forms and accounting and financial reporting procedures.

   Insurance holding company laws enacted in many states grant additional powers to state insurance commissioners to regulate acquisition of and by domestic insurance companies, to require periodic disclosure of relevant information and to regulate certain transactions with related companies. These laws also impose prior approval requirements for certain transactions with affiliates and generally regulate dividend distributions by an insurance subsidiary to its holding company parent.

   In addition, certain of our variable life insurance and variable annuity products, and the related separate accounts, are subject to regulation by the Securities and Exchange Commission (the "SEC").

   We believe we are in compliance in all material respects with all applicable regulations.

Investments

   A changing marketplace has affected the life insurance industry. To accommodate customers' increased preference for safety over higher yields, we have systematically reduced our investment risk and strengthened our capital position.

   Our cash flow is carefully monitored and our investment program is regularly and systematically planned to provide funds to meet all obligations and to optimize investment return. For investment securities, portfolio management is handled by an affiliated company, Zurich Scudder Investments, Inc. ("ZSI"), formerly Scudder Kemper Investments, Inc., and its subsidiaries and affiliates. Our real estate-related investments are handled by a majority-owned Kemper real estate subsidiary. Investment policy is directed by our board of directors. Our investment strategies take into account the nature of each annuity and life insurance product, the respective crediting rates and the estimated future policy benefit maturities.

Forward-looking statements

   All statements, trend analyses and other information contained in this Prospectus and elsewhere (such as in other filings by KILICO with the SEC, press releases, presentations by KILICO or its management or oral statements) about markets for our products and trends in our operations or financial results, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. These factors include, among other things:

       (i) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the ability of KILICO to sell its products, the market value of our investments and the lapse rate and profitability of our contracts

       (ii) our ability to achieve anticipated levels of operational efficiencies through certain cost-saving initiatives

       (iii) customer response to new products, distribution channels and marketing initiatives

       (iv) mortality, morbidity, and other factors which may affect the profitability of our insurance products

       (v) changes in the federal income tax laws and regulations which may affect the relative tax advantages of some of our products

       (vi) increasing competition which could affect the sale of our products

       (vii) regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulations of the sale and underwriting and pricing of insurance products, and

       (viii) the risk factors or uncertainties listed from time to time in our other filings with the SEC

                                  PROPERTIES

   We share 91,279 sq. ft. of office space leased by FKLA from Lumbermens Mutual Casualty Company, a former affiliate, ("Lumbermens"), located in Long Grove, Illinois. We also share 98,066 sq. ft. of office space leased by FKLA and ZLICA from Zurich American Insurance Company, an affiliate, located in Schaumburg, Illinois.

                               LEGAL PROCEEDINGS

   KILICO has been named as defendant in certain lawsuits incidental to our insurance business. Based upon the advice of legal counsel, our management believes that the resolution of these various lawsuits will not result in any material adverse effect on our consolidated financial position.

                            SELECTED FINANCIAL DATA

   The following table sets forth selected financial information for KILICO for the five years ended December 31, 2000. Such information should be read in conjunction with KILICO's consolidated financial statements and notes thereto included in this Prospectus. All amounts are shown in millions.

                         December 31, December 31, December 31, December 31, December 31,
                             2000         1999         1998         1997         1996
                         ------------ ------------ ------------ ------------ ------------
Total revenue...........  $   360.9    $   363.4    $   419.7    $   425.5     $  356.2
                          =========    =========    =========    =========     ========
Net income excluding
 realized investment
 results................  $    53.7    $    51.1    $    31.4    $    31.9     $   25.6
                          =========    =========    =========    =========     ========
Net income..............  $    48.3    $    44.9    $    65.1    $    38.7     $   34.4
                          =========    =========    =========    =========     ========
Financial summary
Total separate account
 assets.................  $11,179.6    $ 9,778.1    $ 7,099.2    $ 5,122.0     $2,127.2
                          =========    =========    =========    =========     ========
Total assets............  $16,006.6    $14,655.7    $12,239.7    $10,589.7     $7,717.9
                          =========    =========    =========    =========     ========
Future policy benefits,
 net of reinsurance.....  $ 3,278.0    $ 3,409.1    $ 3,561.6    $ 3,856.9     $4,256.5
                          =========    =========    =========    =========     ========
Stockholder's equity....  $   730.1    $   630.0    $   853.9    $   865.6     $  751.0
                          =========    =========    =========    =========     ========

  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                  OPERATIONS

RESULTS OF OPERATIONS

   We recorded net income of $48.3 million in 2000, compared with net income of $44.9 million in 1999 and $65.1 million in 1998. The increase in net income in 2000, compared with 1999, was due to an increase in operating earnings before amortization of goodwill and a decrease in net realized investment losses.

   The following table reflects the components of net income:

     Net income
     (in millions)

                                                    Year Ended December 31,
                                                    -------------------------
                                                     2000     1999     1998
                                                    -------  -------  -------
      Operating earnings before amortization of
       goodwill and other intangibles.............. $  66.8  $  63.8  $  44.1
      Amortization of goodwill and other
       intangibles.................................   (13.1)   (12.7)   (12.7)
      Net realized investment gains (losses).......    (5.4)    (6.2)    33.7
                                                    -------  -------  -------
          Net income............................... $  48.3  $  44.9  $  65.1
                                                    =======  =======  =======

     Net realized investment results, after tax
     (in millions)

                                                      Year Ended December 31,
                                                      -------------------------
                                                       2000     1999     1998
                                                      -------  -------  -------
      Real estate-related gains...................... $   1.1  $   2.7  $  26.9
      Fixed maturities and write-downs...............    (7.9)    (6.3)     1.4
      Trading account securities.....................     --      (4.7)     1.7
      Other gains, net...............................     1.4      2.1      3.7
                                                      -------  -------  -------
          Total...................................... $  (5.4) $  (6.2) $  33.7
                                                      =======  =======  =======

   Net realized investment losses on fixed maturities in 2000 were primarily related to other-than-temporary declines in value of certain securities due to credit-related concerns about a small number of issuers. Net realized investment losses on fixed maturities in 1999 were primarily the result of rising interest rates throughout the year, leading to lower market values in fixed maturity investments. Net realized investment gains on fixed maturities in 1998 were offset by other-than-temporary declines in the value of certain U.S. dollar denominated fixed maturity investments which had significant exposure to countries in Southeast Asia, as well as other U.S. dollar denominated securities that had other-than-temporary declines in value in 1998.

   The real estate-related gains over the last three years reflect the adoption of Zurich's strategy for disposition of real estate-related investments. This strategy to reduce exposure to real estate-related investments, as well as improving real estate market conditions in most areas of the country, generated the real estate-related gains during the last three years.

   Trading account securities were used to manage the reinsurance strategy on the BOLI product. Effective November 1, 1998, the methodology used to determine the increase to the FWA was changed and a substantial portion of this liability was marked-to-market based predominately upon the total return of the Government Bond Division of the KILICO Variable Series I Separate Account. We also placed assets supporting the FWA in a segmented portfolio and classified this asset segment as "trading" under Statement of Financial Standards No. 115 ("FAS 115") at December 31, 1998 and through November 30, 1999. During 1998, a net realized capital gain of $2.8 million was recorded upon transfer of these assets to the trading portfolio as required by FAS 115. We recorded realized capital losses of $7.3 million and $0.2 million related to the changes in fair values of this portfolio during 1999 and 1998, respectively. Due to a change in the reinsurance strategy related to the BOLI product, effective December 1, 1999, we no longer marked-to-market a portion of the FWA liability and therefore no longer designated the related portion of assets as "trading". As a result, changes in fair value to the FWA and the assets supporting the FWA no longer flow through operating results.

   Other realized investment gains, net, relate primarily to distributions from joint venture capital partnerships in 2000.

   Operating earnings before the amortization of goodwill and other intangibles increased to $66.8 million in 2000, compared with $63.8 million in 1999, primarily due to:

  . an increase in spread revenue (net investment income less interest credited to policyholders)

  . an increase in other income

  . a decrease in claims incurred and other benefits

  . a decrease in taxes, licenses and fees, and

  . a decrease in income tax expense, offset by

  . a decrease in premium income

  . a decrease in separate account fees

  . an increase in commissions and operating expenses, net of the deferral of insurance acquisition costs, and

  . an increase in the amortization of insurance acquisition costs and value of business acquired

   Operating earnings before the amortization of goodwill increased to $63.8 million in 1999, compared with $44.1 million in 1998, primarily due to:

  . an increase in spread revenue

  . an increase in separate account fees and charges

  . a decrease in claims incurred and other policyholder benefits

  . a decrease in the amortization of insurance acquisition costs and value of business acquired, offset by

  . an increase in commissions and operating expenses, net of the deferral of insurance acquisition costs

   The following table reflects our sales.

     Sales and reinsurance assumed
     (in millions)

                                                     Year Ended December 31,
                                                    ---------------------------
                                                      2000      1999     1998
                                                    --------  -------- --------
      Annuities:
        Variable................................... $1,160.5  $  758.6 $  393.1
        Fixed......................................    168.6      96.3     89.3
        Funding Agreements assumed.................    100.0       --       --
                                                    --------  -------- --------
          Total annuities..........................  1,429.1     854.9    482.4
                                                    --------  -------- --------
      Life Insurance:
        Separate account Business-owned variable
         universal life ("BOLI")...................    819.6   1,622.0  1,501.0
        Separate account variable universal life...     36.5      39.1     22.0
        Term life..................................     (8.2)     21.9     22.4
        Interest-sensitive life....................      0.6       0.7      0.2
                                                    --------  -------- --------
          Total life...............................    848.5   1,683.7  1,545.6
                                                    --------  -------- --------
            Total sales............................ $2,277.6  $2,538.6 $2,028.0
                                                    ========  ======== ========

   Sales of annuity products consist of total deposits received, which are not recorded as revenue within the consolidated statements of operations. Variable annuity deposits, including deposits under the fixed account option, increased $401.9 million in 2000, compared with 1999. The increase in the variable annuity deposits is primarily due to continued strong sales of our product introduced in the second half of 1998 that offers both a variable and a fixed option, including dollar cost averaging. Dollar cost averaging allows contractholders the option to allocate amounts to the fixed account option and authorize pro-rated amounts to be automatically transferred into the separate account investment options over a specified period of time in order to reduce the effects of significant market fluctuations.

   Fixed annuity deposits increased $72.3 million in 2000 when compared with 1999 primarily due to investors seeking a more stable return on their investments during a time of market volatility.

   The $100.0 million Funding Agreement assumed in 2000 resulted from a new reinsurance agreement with FKLA. (See the note captioned "Reinsurance" in the Notes to Consolidated Financial Statements.)

   Sales of variable annuities increase administrative fees earned. In addition, they pose minimal investment risk to us, to the extent that policyholders allocate net premium to one or more subaccounts that invest in underlying investment funds that invest in stocks or bonds.

   Sales of BOLI decreased $802.4 million to $819.6 million in 2000, compared with $1,622.0 million in 1999. Sales of individual variable universal life insurance decreased $2.6 million to $36.5 in 2000, compared with $39.1 million in 1999. BOLI sales decreased primarily due to the nature of the product--high dollar volume per sale, low frequency of sales. The slight decrease in individual variable universal life insurance reflected the uncertain market conditions in 2000. Sales of these separate account variable products, like variable annuities, pose minimal investment risk as policyholders also direct their premium to one or more subaccounts that invest in underlying investment funds which invest in stocks and bonds. We receive premium tax and DAC tax expense loads from certain contractholders, as well as administrative fees and cost of insurance charges. These fees and charges are compensation for providing life insurance coverage to the contractholders potentially in excess of their cash surrender values. Face amount of new variable universal life insurance business issued amounted to $3.8 billion in 2000, compared with $16.6 billion in 1999 and $7.7 billion in 1998. The decrease in face amount issued in 2000, compared with 1999 is primarily due to the decrease in BOLI sales.

   The following table reflects our assets under management:

     Assets under management
     (in millions)

                                                     2000      1999      1998
                                                   --------- --------- ---------
      General account............................. $ 3,689.5 $ 3,831.0 $ 4,182.8
      Separate account--BOLI......................   6,905.9   5,750.5   4,104.6
      Separate account--non-BOLI..................   4,273.7   4,027.6   2,994.7
                                                   --------- --------- ---------
          Total................................... $14,869.1 $13,609.1 $11,282.1
                                                   ========= ========= =========

   Total assets under management have increased over the last few years primarily reflecting the volume of sales. The level of policyholder surrenders, withdrawals and death benefits also directly impacts the level of assets under management from year to year. Total assets under management were also affected by equity market and interest rate fluctuations. Increases in the equity markets in 1999 significantly increased non-BOLI separate account assets, while an equity market downturn in 2000 significantly reduced those assets.

   In 1999 and 1998 we assumed $21.3 million and $21.6 million, respectively, of term life insurance premiums from FKLA. Effective September 30, 2000, the reinsurance agreement with FKLA was terminated. Prior to the termination, we assumed $15.4 million of term life insurance premiums from FKLA. Upon termination, we returned $7.7 million of premiums to FKLA as consideration for the recaptured reserves. Excluding the amounts assumed from FKLA, total term life sales, including new and renewal premiums, amounted to $371 thousand in 2000, compared with $677 thousand in 1999 and $846 thousand in 1998. In the fourth quarter of 2000, the reinsurance agreement was recaptured by FKLA and resulted in a decrease in premiums of $13.6 million in 2000, compared with 1999.

   Spread revenue increased in 2000, compared with 1999 and 1998, due to a smaller decrease in investment income than in interest credited to policyholders. The decrease in investment income in 2000, compared with 1999 and 1998, was primarily due to a decrease in cash and invested assets from the 1999 and 1998 levels, reflecting the surrender and withdrawal activity during the last three years and the dividends paid to Kemper during 2000, 1999 and 1998. Also contributing to this decrease in cash and invested assets are the ongoing exchanges from the fixed to the variable option of in-force annuity policies, primarily reflecting the dollar cost averaging option mentioned previously. Net investment income was also negatively impacted in 2000 and 1999 by the placement of a real estate-related investment on non-accrual status effective January 1, 1999. Somewhat mitigating these factors was the reinvestment of 1999 and 2000 sales proceeds, maturities and prepayments at higher yields due to funds being directed to higher yielding securities, and overall increasing interest rate environment during 1999 and the first half of 2000.

   The decrease in interest credited in 2000, compared with 1999 and 1998, was primarily due to a decrease in policyholder liabilities due to surrender, withdrawal and exchange activity over the last three years and an overall decrease in crediting rates over the same period.

   Investment income was also reduced over the last three years reflecting purchase accounting adjustments related to the amortization of premiums on fixed maturity investments. Under purchase accounting, the fair value of the fixed maturity investments as of January 4, 1996, the date Kemper was acquired by Zurich, became the new cost basis in the investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of January 4, 1996, the market value of the fixed maturity investments was approximately $133.9 million greater than original par. Premium amortization decreased investment income by approximately $4.5 million in 2000, compared with $7.8 million in 1999 and $14.4 million in 1998.

     Separate account fees and charges
     (in millions)

                                                     2000     1999     1998
                                                    -------  -------  -------
      Separate account fees on non-BOLI variable
       life and annuities.......................... $  62.1  $  47.0  $  38.8
      BOLI cost of insurance charges and fees--
       direct......................................   164.4    168.1    169.9
      BOLI cost of insurance charges--ceded........  (173.8)  (166.7)  (175.5)
      BOLI premium tax expense loads...............    15.6     26.3     28.8
                                                    -------  -------  -------
          Total.................................... $  68.3  $  74.7  $  62.0
                                                    =======  =======  =======

   Included in separate account fees and charges are administrative fees received from the separate account products of $61.4 million in 2000, compared with $46.1 million and $38.3 million in 1999 and 1998, respectively. Administrative fee revenue increased in each of the last three years due to growth in average separate account assets. Also included in separate account fees and charges are cost of insurance ("COI") charges related to variable universal life insurance, primarily BOLI, of $164.4 million, $167.9 million and $167.6 million in 2000, 1999 and 1998, respectively. Of these COI charges, $173.8 million, $166.4 million and $175.5 million were ceded, respectively, to a Zurich affiliated company, Zurich Insurance Company, Bermuda Branch ("ZICBB"). In 2000, COI charges ceded were in excess of 100 percent of the COI charges received due to appreciation of the BOLI funds withheld account. In 1998, COI charges ceded were in excess of 100 percent of the COI charges received due to changes to the reinsurance agreement. Separate account fees and charges in 2000, 1999 and 1998 also include BOLI-related premium tax expense loads of $15.6 million, $26.3 million and $28.8 million, respectively.

   Other income increased $23.4 million in 2000, compared with 1999. The increase is primarily due to an increase in commission revenue from broker-dealer operations of approximately $20.6 million. This increase was mainly due to the inclusion of PMG's operating results effective April 1, 2000. (See discussion of the PMG acquisition in the note captioned "Related-Party Transactions" in the Notes to Consolidated Financial Statements.) The increase in broker-dealer commission revenue was substantially offset by an increase in broker-dealer commission expense. Other income also includes surrender charge revenue of $6.0 million in 2000, compared with $5.0 million and $4.0 million in 1999 and 1998, respectively. The increase in surrender charge revenue in 2000, compared with 1999 and 1998, reflects the increased policyholder surrender and withdrawal activity during 2000, compared with 1999 and 1998.

     Policyholder surrenders, withdrawals and death benefits
     (in millions)

                                                             2000   1999   1998
                                                            ------ ------ ------
      General account...................................... $579.1 $564.2 $645.5
      Separate account.....................................  393.3  399.8  260.9
                                                            ------ ------ ------
          Total............................................ $972.4 $964.0 $906.4
                                                            ====== ====== ======

   Reflecting the current interest rate environment and other competitive market factors, we adjust crediting rates on interest-sensitive products over time in order to manage spread revenue and policyholder surrender and withdrawal activity. Spread revenue can also be improved over time by increasing investment income.

   General account surrenders, withdrawals and death benefits increased $14.9 million in 2000, compared with 1999, reflecting an increase in overall surrenders and withdrawals as investors seek potentially higher returns from alternative investments and higher death benefits in 2000, compared to 1999.

   Separate account surrenders, withdrawals and death benefits decreased $6.5 million in 2000, compared with 1999. Excluding a partial withdrawal of $39.8 million on a BOLI contract in 1999, separate account surrenders, withdrawals and death benefits increased $33.3 in 2000, compared with 1999. The increase is primarily due to investors' seeking alternative investments during a period of market uncertainty.

   Claims incurred and other policyholder benefits decreased $4.5 million in 2000, compared with 1999, primarily due to the termination of the assumed term life reinsurance agreement with FKLA. Claims incurred and other policyholder benefits decreased in 1999, compared with 1998, primarily due to a decrease in death benefits.

   Taxes, licenses and fees primarily reflect premium taxes on BOLI. Excluding the taxes due on BOLI, for which we received a corresponding expense load in separate account fees and other charges, taxes, licenses and fees amounted to $2.3 million in 2000, compared with $3.4 million in 1999 and $1.5 million in 1998.

   Commission expense and the deferral of insurance acquisition costs increased in 2000, compared with 1999 and 1998, due to the higher level of sales, excluding BOLI. Commission expense related to broker-dealer operations increased approximately $17.2 million in 2000, compared with 1999. The increase is primarily due to the inclusion of PMG's operating results in 2000. The increase in commission expense and the deferral of insurance acquisition costs in 1999, compared with 1998, is primarily due to the increase in total sales, excluding BOLI.

   Amortization of insurance acquisition costs increased $17.7 million in 2000, compared with 1999. This increase was primarily due to a recoverability takedown resulting from management's periodic review of the estimated future gross profits on annuity contracts. The recoverability takedown increased the amortization by $10.5 million in 2000. The remaining increase in amortization of deferred insurance acquisition costs is primarily due to the higher volume of variable annuity business.

   The decrease in the amortization of deferred insurance acquisition costs in 1999 compared with 1998 is primarily due to significant appreciation in the separate account assets due to rising markets during 1999, as well as realized capital losses on post-purchase investments during 1999. Appreciation in separate account assets increased estimated future gross profits and shifted amortization to later years. Realized capital losses on post-purchase investments decreased current gross profits and deferred amortization into future periods. The deferred insurance acquisition cost asset was $240.8 million and $159.7 million at December 31, 2000 and 1999, respectively.

   Deferred insurance acquisition costs, and their related amortization, for policies sold prior to January 4, 1996 have been replaced under purchase accounting by the value of business acquired. The value of business acquired reflects the present value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. The amortization of the value of business acquired is calculated assuming an interest rate equal to the liability or contract rate on the value of the business acquired. Deferred insurance acquisition costs are established on all new policies sold after January 4, 1996.

   Operating expenses increased in 2000, to $61.7 million, compared with $45.9 million and $44.6 million in 1999 and 1998, respectively. This increase was primarily due to an increase in salaries and related benefits, and data processing expenses in the continued development of infrastructure to support various new business initiatives. Also contributing to the increase is the inclusion of PMG's operating expenses of approximately $2.2 million.

   The amortization of the value of business acquired increased in 2000, compared with 1999, primarily as a result of depreciation in the separate account assets due to the downturn in equity markets in 2000, compared with 1999. The depreciation in the separate account assets decreases estimated future gross profits and accelerates amortization in the current year.

   The amortization of the value of business acquired decreased in 1999, compared with 1998, as a result of:

  . significant appreciation in separate account assets, which increased estimated future gross profits and shifts amortization to later years

  . a decreasing block of business previously acquired, resulting in less amortization as gross profits on this business decrease, and

  . a significant decrease in realized investment results on pre-purchase investments.

   The difference between Zurich's cost of acquiring us and the net fair value of the assets and liabilities as of January 4, 1996 was recorded as goodwill. Goodwill is amortized on a straight-line basis over a twenty-year period. Other intangible assets in the amount of $4.9 million were recorded in 2000 in connection with the purchase of PMG. These intangible assets are being amortized on a straight-line basis over a ten-year period.

   Tax expense was favorably impacted in 2000 due to the release of $15.2 million of a valuation allowance related to the ultimate realization of losses on real estate assets disposed of before December 31, 1995. An additional $4.6 million benefit was realized on the termination of the reinsurance agreement with FKLA.

Operations by Business Segment

   KILICO, FKLA, ZLICA and FLA operate under the trade name Zurich Life. Zurich Life is segregated by Strategic Business Unit ("SBU"). The SBU concept employed by ZFS has each SBU concentrate on a specific customer market. The SBU is the focal point of Zurich Kemper Life, because it is at the SBU level that Zurich Kemper Life can clearly identify customer segments and then work to understand and satisfy the needs of each customer. For purposes of operating segment disclosure, Zurich Kemper Life includes the operations of Zurich Direct, Inc., an affiliated direct marketing life insurance agency and excludes FLA, as it is owned by its policyholders.

   Zurich Kemper Life is segregated into the Life Brokerage, Financial Institutions ("Financial"), Retirement Solutions Group ("RSG") and Direct SBUs. The SBUs are not managed at the legal entity level, but rather at the Zurich Kemper Life level. Since Zurich Kemper Life's SBUs cross legal entity lines, as certain similar products are sold by more than one legal entity, discussion regarding results of operations in this Prospectus relate solely to KILICO. The vast majority of our business is derived from the Financial and RSG SBUs. The contributions of Zurich Kemper Life's SBUs to combined revenues, operating results and certain balance sheet data pertaining thereto, are shown in the Notes to Consolidated Financial Statements.

   The principal products and markets of the Financial and RSG SBUs are as follows:

     Financial: The Financial SBU focuses on a wide range of products that provide for the accumulation, distribution and transfer of wealth and primarily includes variable and fixed annuities, variable universal life and bank-owned life insurance. These products are distributed to consumers through financial intermediaries such as banks, brokerage firms and independent financial planners. Institutional business includes BOLI and funding agreements (primarily included in FKLA).

     RSG: The RSG SBU has a sharp focus on its target customer. This SBU markets fixed and variable annuities to K-12 schoolteachers, administrators, and healthcare workers, along with college professors and certain employees of selected non-profit organizations. This target market is eligible for what the IRS designates as retirement-oriented savings or investment plans that qualify for special tax treatment.

INVESTMENTS

   Our principal investment strategy is to maintain a balanced, well-diversified portfolio supporting the insurance contracts written. We make shifts in our investment portfolio depending on, among other factors:

  . our evaluation of risk and return in various markets

  . consistency with our business strategy and investment guidelines approved by the board of directors

  . the interest rate environment

  . liability durations, and

  . changes in market and business conditions

Invested assets and cash
(in millions)

                               December 31,  December 31,
                                   2000          1999
                               ------------  ------------
Cash and short-term
 investments.................. $   50   1.4% $   54   1.4%
Fixed maturities:
  Investment-grade:
    NAIC(1) Class 1...........  2,080  56.4   2,164  56.5
    NAIC(1) Class 2...........    960  26.1     994  25.9
  Below investment grade (NAIC
   classes 3 through 6):
    Performing................    116   3.2     118   3.1
    Non-performing............      1   --      --    --
Joint venture mortgage loans..     67   1.8      67   1.8
Third-party mortgage loans....     64   1.7      64   1.7
Other real estate-related
 investments..................      9   0.2      21   0.5
Policy loans..................    256   6.9     262   6.8
Equity securities.............     64   1.7      62   1.6
Other.........................     22   0.6      25   0.7
                               ------ -----  ------ -----
      Total(2)................ $3,689 100.0% $3,831 100.0%
                               ====== =====  ====== =====

---------
(1) National Association of Insurance Commissioners ("NAIC").
  --Class 1 = A- and above
  --Class 2 = BBB- through BBB+
(2) See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" in the Notes to Consolidated Financial Statements.

Fixed maturities

   We carry our fixed maturity investment portfolio, which is considered available for sale, at estimated fair value. The aggregate unrealized appreciation or depreciation is recorded as a component of accumulated other comprehensive income, net of any applicable income tax expense. The aggregate unrealized depreciation on fixed maturities was $32.6 million and $121.2 million at December 31, 2000 and 1999, respectively. We do not record tax benefits related to aggregate unrealized depreciation on investments. Fair values are sensitive to movements in interest rates and other economic developments and can be expected to fluctuate, at times significantly, from period to period.

   At December 31, 2000, investment-grade fixed maturities, cash and short-term investments accounted for 83.9 percent of invested assets and cash, compared with 83.8 percent at December 31, 1999. Approximately 43.4 percent of our NAIC Class 1 bonds were rated AAA or equivalent at year-end 2000, compared with 45.9 percent at December 31, 1999.

   Approximately 18.9 percent of the investment-grade fixed maturities at December 31, 2000 were mortgage-backed securities, down from 20.0 percent at December 31, 1999, due to sales and paydowns during 2000. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. We have not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. Our mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. We plan to continue to reduce our holdings of such investments over time.

   Approximately 15.1 percent and 16.8 percent of the investment-grade fixed maturities at December 31, 2000 and 1999, respectively, consisted of corporate asset-backed securities. The majority of investments in asset-backed securities were backed by commercial mortgage-backed securities (26.8%), home equity loans (26.3%), manufactured housing loans (11.3%), collateralized loan and bond obligations (11.2%), and other commercial assets (8.9%).

   Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, most of the mortgage-backed securities are carried at a premium over par. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums. Accelerated amortization would result in reductions of investment income related to such securities.

   At December 31, 2000 and 1999, unamortized premiums and discounts related to mortgage-backed and asset-backed securities were as follows (in millions):

                                                                       December
                                                                         31,
                                                                      ----------
                                                                      2000 1999
                                                                      ---- -----
Unamortized premiums................................................. $9.0 $11.6
                                                                      ==== =====
Unamortized discounts................................................ $5.2 $ 6.5
                                                                      ==== =====

   Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method. This method considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of these securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income.

   The table below provides information about the mortgage-backed and asset-backed securities that are sensitive to changes in interest rates. The expected maturity dates have been calculated on a security by security basis using prepayment assumptions obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.

                           Carrying                                                     Fair Value
                           Value at             Expected Maturity Date                      at
                         December 31, ------------------------------------------------ December 31,
     (in millions)           2000     2001   2002    2003    2004    2005   Thereafter     2000
     -------------       ------------ -----  -----  ------  ------  ------  ---------- ------------
Fixed Maturities:
 Mortgage-backed bonds..   $  575.7   $ 6.5  $39.5  $152.0  $131.9  $ 77.1    $168.7     $  575.7
   Average yield........       6.61%   6.61%  6.60%   6.62%   7.18%   7.60%     8.15%        6.61%
 Asset-backed bonds.....   $  339.3   $22.5  $37.6  $ 34.2  $ 39.9  $ 48.0    $157.1     $  339.3
   Average yield........       7.27%   7.32%  7.30%   7.21%   7.35%   7.57%     7.83%        7.27%
 CMBs...................   $  123.9   $ --   $ --   $  --   $  --   $  5.4    $118.5     $  123.9
   Average yield........       6.84%   6.84%  6.84%   6.84%   6.84%   6.82%     6.82%        6.84%
                           --------                                                      --------
                           $1,038.9                                                      $1,038.9
                           ========                                                      ========

                           Carrying                                                     Fair Value
                           Value at             Expected Maturity Date                      at
                         December 31, ------------------------------------------------ December 31,
     (in millions)           1999     2000   2001    2002    2003    2004   Thereafter     1999
     -------------       ------------ -----  -----  ------  ------  ------  ---------- ------------
Fixed Maturities:
 Mortgage-backed bonds..   $  630.4   $19.6  $21.6  $ 47.3  $149.5  $135.2    $257.2     $  630.4
   Average yield........       6.61%   6.61%  6.63%   6.63%   6.67%   7.09%     7.14%        6.61%
 Asset-backed bonds.....   $  409.8   $11.4  $27.0  $ 33.6  $ 48.8  $ 39.0    $250.0     $  409.8
   Average yield........       7.11%   7.17%  7.25%   7.18%   7.16%   7.34%     7.60%        7.11%
 CMBs...................   $  120.7   $ --   $ --   $  --   $  --   $  --     $120.7     $  120.7
   Average yield........       6.75%   6.75%  6.75%   6.75%   6.75%   6.75%     6.73%        6.75%
                           --------                                                      --------
                           $1,160.9                                                      $1,160.9
                           ========                                                      ========

   The current weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 2000, is 3.95 years. A 200 basis point increase in interest rates would extend the weighted average maturity by approximately .26 of a year, while a 200 basis point decrease in interest rates would decrease the weighted average maturity by approximately 1.15 of a year.

   The weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1999, was 4.50 years. A 200 basis point increase in interest rates would have extended the weighted average maturity by approximately .26 of a year, while a 200 basis point decrease in interest rates would have decreased the weighted average maturity by approximately .93 of a year.

   Below investment-grade securities holdings (NAIC classes 3 through 6), representing securities of 44 issuers at December 31, 2000, totaled 3.2 percent of cash and invested assets at December 31, 2000 and 3.1 percent at December 31, 1999. Below investment-grade securities are generally unsecured and often subordinated to other creditors of the issuers. These issuers may have relatively higher levels of indebtedness and be more sensitive to adverse economic conditions than investment-grade issuers. Our strategy of limiting exposure to below investment-grade securities takes into account the more conservative nature of today's consumer and the resulting demand for higher-quality investments in the life insurance and annuity marketplace.

Real estate-related investments

   Our $140.4 million real estate-related portfolio consists of joint venture and third-party mortgage loans and other real estate-related investments. The real estate-related portfolio constituted 3.7 percent of cash and invested assets at December 31, 2000, compared with $151.6 million, or 3.9 percent, at December 31, 1999. The decrease in real estate-related investments during 2000 was primarily due to sales and loan paydowns.

   As reflected in the "Real estate portfolio" table below, we have continued to fund both existing projects and legal commitments. The future legal commitments were $29.8 million at December 31, 2000. This amount represented no change since December 31, 1999. As of December 31, 2000, we expect to fund approximately $0.1 million of these legal commitments, along with providing capital to existing projects. The disparity between total legal commitments and the amount expected to be funded relates principally to standby financing arrangements that provide credit enhancements to certain tax-exempt bonds. We do not currently expect to fund these commitments. The total legal commitments, along with estimated working capital requirements, are considered in management's evaluation of reserves and write-downs.

   Excluding the $1.0 million of net equity investments in joint ventures, real estate loans totaled $139.4 million at December 31, 2000, after reserves and write-downs. Of this amount, $75.1 million are on accrual status with a weighted average interest rate of approximately 7.85 percent. Of these accrual loans:

  . 15.7 percent have terms requiring current periodic payments of their full contractual interest

  . 84.3 percent require only partial payments or payments to the extent of borrowers' cash flow.

   The equity investments in real estate at December 31, 2000 consisted of other equity investments in joint ventures. These equity investments include our share of periodic operating results. As an equity owner or affiliate of an equity owner, we have the ability to fund, and historically have elected to fund, operating requirements of certain joint ventures.

Real estate portfolio
(in millions)

                                                Other Real Estate-
                               Mortgage Loans  Related Investments
                               --------------  --------------------
                                Joint  Third-   Other     Equity
                               Venture Party   Loans(2) Investments Total
                               ------- ------  -------- ----------- ------
Balance at December 31, 1999.   $67.2  $63.9    $ 19.6     $ 0.9    $151.6(1)
Additions (deductions):
Fundings.....................     0.2    --        --        --        0.2
Interest added to principal..     --     0.4       --        --        0.4
Sales/paydowns/distributions.     --    (0.8)    (12.3)     (0.1)    (13.2)
Operating gain...............     --     --        --        0.1       0.1
Net realized investments
 gains.......................     0.1    0.3       1.2       0.1       1.7(3)
Other transactions, net......     --    (0.3)     (0.1)      --       (0.4)(3)
                                -----  -----    ------     -----    ------
Balance at December 31, 2000.   $67.5  $63.5    $  8.4     $ 1.0    $140.4(4)
                                =====  =====    ======     =====    ======

-------
(1) Net of $23.7 million reserve and write-downs. Excludes $0.6 million of real estate-related accrued interest.
(2) The other real estate loans were notes receivable evidencing financing, primarily to joint ventures. These loans were issued generally to provide financing for Kemper's or our joint ventures for various purposes.
(3) Included in this amount were $0.4 million of contingent interest payments related to a 1995 real estate sale. These payments were recorded as realized investment gains and then deducted from other transactions because they did not affect the carrying value.

(4) Net of $22.4 million reserve and write-downs. Excludes $0.6 million of real estate-related accrued interest.

Real estate concentrations and outlook

   Our real estate portfolio is distributed by geographic location and property type. However, concentration exposures in certain states and in certain types of properties do exist. In addition to these exposures, exposures also exist as to certain real estate developers and partnerships.

   As a result of our ongoing strategy to reduce exposure to real estate-related investments, we had investments in three projects that accounted for approximately 91.0 percent of the $140.4 million real estate-related portfolio as of December 31, 2000.

   The largest of these investments at December 31, 2000 amounted to $63.5 million and consisted of second mortgages on nine hotel properties, one office building, and one retail property. Patrick M. Nesbitt or his affiliates, a third-party real estate developer, have ownership interests in these properties. These properties are geographically dispersed and the current market values of the underlying properties substantially exceed the balances due on the mortgages. These loans are on accrual status.

   Loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, amounted to $55.7 million at December 31, 2000. The MLP's underlying investment primarily consists of a water development project located in California's Sacramento River Valley. On February 15, 2001, the State of California's State Water Resources Control Board ("SWRCB") approved the project's water right permit. The SWRCB is proceeding with the issuance of the permit. Additional permits must be obtained before development on this project can proceed. These additional permits are expected to be received during 2001. The final resolution of this permit process will impact the long-term economic viability of the project. Loans to the MLP were placed on non-accrual status at the beginning of 1999 to ensure that book value of the MLP did not increase over net realizable value.

   The remaining significant real estate-related investment amounted to $8.5 million at December 31, 2000 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, these real estate-related investments were placed on nonaccrual status. As of March 12, 2001, all zoned properties have been sold. We are currently pursuing the zoning of all remaining unzoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, it is anticipated that it could be several additional years until we completely dispose of all investments in Hawaii.

   We evaluate our real estate-related investments (including accrued interest) using an estimate of the investments' observable market price, net of estimated selling costs. Because the real estate review process includes estimates involving changing economic conditions and other factors, there can be no assurance that current estimates will prove accurate over time. Real estate-related investments are expected to continue to decline further through future sales and paydowns. Net income could be reduced in future periods if:

  . real estate market conditions worsen in areas where our portfolio is located

  . Kemper's and KILICO's plans with respect to certain projects change, or

  . necessary construction or zoning permits are not obtained.

   Our only troubled real estate-related investments consisted of loans on nonaccrual status, before reserves and write-downs, totaling $86.3 million and $98.3 million at December 31, 2000 and 1999, respectively. Interest does not accrue on real estate-related investments when it is judged that the likelihood of interest collection is doubtful. Loans on nonaccrual status after reserves and write-downs amounted to $64.3 million and $76.3 million at December 31, 2000 and 1999, respectively. The decrease in nonaccrual loans in 2000, compared with 1999, is due to primarily to sales and paydowns in 2000.

Net investment income

   Our pre-tax net investment income totaled $257.5 million in 2000, compared with $264.6 million in 1999 and $273.5 million in 1998. This includes our share of the operating results from equity investments in real estate consisting of other income less depreciation, interest and other expenses. Such operating results exclude interest expense on loans that are on nonaccrual status. As previously discussed, net investment income in 2000, 1999 and 1998, has been negatively impacted by purchase accounting adjustments.

   Our total foregone investment income before tax on both nonperforming fixed maturity investments and nonaccrual real estate-related investments was as follows:

     Foregone investment income
     (in millions)

                                                                   Year Ended
                                                                  December 31,
                                                                 --------------
                                                                 2000 1999 1998
                                                                 ---- ---- ----
      Fixed maturities.......................................... $--  $--  $0.3
      Real estate-related investments...........................  9.1  9.9  3.2
                                                                 ---- ---- ----
          Total................................................. $9.1 $9.9 $3.5
                                                                 ==== ==== ====

   Foregone investment income is primarily due to certain real estate-related investments that have been placed on nonaccrual status. Any increase in nonperforming securities, and either worsening or stagnant real estate conditions, would increase the expected adverse effect on future investment income and realized investment results.

Realized investment results

   Net income reflects after-tax realized investment losses of $5.4 million and $6.2 million in 2000 and 1999, respectively, and after-tax realized investment gains of $33.7 million in 1998. Included in the 1999 after-tax realized investment losses are trading account security losses of $4.7 million. As previously discussed, we segregated a portion of the General Account investment portfolio in the first eleven months of 1999 into a "trading" account under FAS 115. FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. Also, as previously discussed, effective December 1, 1999, we no longer designated a portion of the General Account investment portfolio as "trading". As a result, all investments previously designated as "trading" are currently classified as available for sale and changes in fair value to the FWA and the assets supporting the FWA no longer flow through operating results.

   Unrealized gains and losses on fixed maturity investments that are available for sale are not reflected in net income. These changes in unrealized value are recorded as a component of accumulated other comprehensive income, net of any applicable income taxes. If, and to the extent, a fixed maturity investment suffers an other-than-temporary decline in value, however, the security is written down to net realizable value, and the write-down adversely impacts net income. Pre-tax write-downs due to other-than-temporary decline in value amounted to $11.4 million, $0.1 million and $4.4 million for the years ended December 31, 2000, 1999 and 1998, respectively.

   We regularly monitor our investment portfolio and as part of this process review the assets for possible impairments of carrying value. Because the review process includes estimates involving changing economic conditions and other factors, there can be no assurance that current estimates will prove accurate over time.

   See Note 1, "Summary of Significant Accounting Policies", in the Notes to Consolidated Financial Statements for information regarding derivative investments.

Interest rates

   During 1998, the Federal Open Market Committee ("FOMC") lowered interest rates three times. This trend was reversed in 1999 when the FOMC raised rates three times over the course of the year, resulting in a flatter yield curve due to higher short-term interest rates. The FOMC continued its tightening campaign in 2000 by raising rates 100 basis points. The resultant slowing of the economy, combined with treasury buy back announcements, kept the yield curve inverted for most of the year. The curve began re-steepening near the end of the year as rates declined and the market began to price in future FOMC easings, resulting in a decrease in unrealized fixed maturity investment losses during 2000.

   When maturing or sold investments are reinvested at lower yields in a low interest rate environment, we can adjust crediting rates on fixed annuities and other interest-bearing liabilities. However, competitive conditions and contractual commitments do not always permit the reduction in crediting rates to fully or immediately reflect reductions in investment yield. This can result in narrower spreads.

   A rising interest rate environment can increase net investment income as well as contribute to both realized and unrealized fixed maturity investment losses. A declining interest rate environment can decrease net investment income as well as contribute to both realized and unrealized fixed maturity investment gains. Also, lower renewal crediting rates on annuities, compared with competitors' higher new money crediting rates, have influenced certain annuity holders to seek alternative products. We mitigate this risk somewhat by charging surrender fees, which decrease over time, when annuity holders withdraw funds prior to maturity on certain annuity products. Approximately 32 percent of the fixed and variable annuity liabilities as of December 31, 2000, however, were no longer subject to significant surrender fees.

LIQUIDITY AND CAPITAL RESOURCES

   We carefully monitor cash and short-term investments to maintain adequate balances for timely payment of policyholder benefits, expenses, taxes and policyholder's account balances. In addition, regulatory authorities establish minimum liquidity and capital standards. The major ongoing sources of liquidity are deposits for fixed annuities, premium income, investment income, separate account fees, other operating revenue and cash provided from maturing or sold investments.

Ratings

   Ratings are an important factor in establishing the competitive position of life insurance companies. Rating organizations continue to review the financial performance and condition of life insurers and their investment portfolios. Any reductions in our claims-paying ability or financial strength ratings could result in our products being less attractive to consumers. Any reductions in our parent's ratings could also adversely impact our financial flexibility.

   Ratings reductions for Kemper or its subsidiaries and other financial events can also trigger obligations to fund certain real estate-related commitments to take out other lenders. In such events, those lenders can be expected to renegotiate their loan terms, although they are not contractually obligated to do so.

   Each rating is subject to revision or withdrawal at any time by the assigning organization and should be evaluated independently of any other rating.

   During 1999, we received rating upgrades from both A.M. Best and Standard & Poor's, primarily due to the perceived long-term strategic benefit of the merger and the increased financial strength of Zurich and Zurich Life.

Stockholder's equity

   Stockholder's equity totaled $730.1 million at December 31, 2000, compared with $630.0 million at December 31, 1999 and $853.9 million at December 31, 1998. The increase in stockholder's equity in 2000 was primarily due to an increase in accumulated other comprehensive income of $88.1 million and net income of $48.3 million, offset by dividends of $36.3 million paid to Kemper. The increase in accumulated other comprehensive income was primarily related to unrealized appreciation of the fixed maturity investment portfolio due to declining interest rates during 2000.

   The decrease in stockholder's equity in 1999 was primarily due to a decrease in accumulated other comprehensive income (loss) of $153.8 million and dividends of $115.0 million paid to Kemper during 1999. This decrease was offset by net income of $44.9 million. The decrease in accumulated other comprehensive income (loss) was primarily related to the unrealized depreciation of the fixed maturity investment portfolio due to rising interest rates during 1999.

Emerging issues:

   In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard 133, ("SFAS 133") Accounting for Derivative Instruments and Hedging Activities. Statement of Financial Accounting Standard 137, Deferral of the Effective Date of FASB Statement No. 133 delayed implementation of SFAS 133 until fiscal years beginning January 1, 2001. Statement of Financial Accounting Standard 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of FASB Statement No. 133, ("SFAS 138"), further clarified the accounting treatment of certain derivative instruments. We have adopted SFAS 133 and SFAS 138 in the fourth quarter of 2000.

                    KILICOS Directors and Executive Officers

     Name and Age
 Position with KILICO
   Year of Election      Other Business Experience During Past 5 Years or More
 --------------------    -----------------------------------------------------
Gale K. Caruso (43)      President and Chief Executive Officer of Federal Kemper
 President and Chief     Life Assurance Company ("FKLA"), Fidelity Life
 Executive Officer       Association ("FLA") and Zurich Life Insurance Company of
 since June 1999.        America ("ZLICA"). President and Chief Executive Officer
 Director since July     of Zurich Direct, Incorporated ("ZD") since April 2000.
 1999.                   Director of FKLA, FLA and ZLICA since July 1999 and of ZD
                         since March 2000. President and Chief Executive Officer
                         of Zurich Kemper Life Insurance Company of New York
                         ("ZKLICONY") since April 2000 and Director since October
                         1999. Chairman and Director of Investors Brokerage
                         Services, Inc. ("IBS") since May 2000 and of Investors
                         Brokerage Services Insurance Agency, Inc. ("IBSIA") since
                         March 2000. Chairman and Director of PMG Asset
                         Management, Inc. ("PMGAM"), PMG Life Agency Inc.
                         ("PMGLA"), PMG Marketing, Inc. ("PMG Marketing") and PMG
                         Securities Corporation ("PMG Securities") since March
                         2000. Executive Vice President and Director of Kemper
                         Corporation ("Kemper") since February 2000. Chairman,
                         President and Chief Executive Officer of Scudder Canada
                         Investor Services, Ltd. from 1995 to June 1999. Managing
                         Director of Scudder Kemper Investments, Inc. from July
                         1986 to June 1999.
Eliane C. Frye (53)      Executive Vice President of FKLA and FLA since March
 Executive Vice          1995. Executive Vice President of ZLICA and ZD since
 President since March   March 1996. Executive Vice President of ZKLICONY since
 1995. Director since    April 2000 and Director since October 1999. Director of
 May 1998.               FLA since December 1997. Director of FKLA and ZLICA since
                         May 1998. Director of ZD from March 1996 to March 1997.
                         Director of IBS and IBSIA since 1995.
Frederick L. Blackmon    Executive Vice President of FKLA, FLA, ZLICA and ZD since
 (49)                    June 2000. Chief Financial Officer of FKLA since December
 Executive Vice          1995. Chief Financial Officer of FLA since January 1996.
 President since June    Chief Financial Officer of ZLICA and ZD since March 1996.
 2000. Chief Financial   Senior Vice President and Chief Financial Officer of
 Officer since December  ZKLICONY since April 2000. Director of FKLA and ZLICA
 1995.                   since January 2001. Senior Vice President of KILICO and
 Director since January  FKLA from December 1995 to June 2000. Senior Vice
 2001.                   President of FLA from January 1996 to June 2000. Senior
                         Vice President of ZLICA and ZD from March 1996 to June
                         2000. Director of FLA since May 1998. Director of ZD from
                         March 1996 to March 1997 and since January 2001. Chief
                         Financial Officer of Kemper since January 1996. Treasurer
                         of Kemper from January 1996 to February 2000.
Russell M. Bostick (43)  Executive Vice President of FKLA, FLA, ZLICA and ZD since
 Executive Vice          June 2000. Chief Information Officer of FKLA, FLA, ZLICA
 President since June    and ZD since April 1998. Senior Vice President and Chief
 2000. Chief             Information Officer of ZKLICONY since April 2000. Senior
 Information Officer     Vice President of FKLA, FLA, ZLICA and ZD from March 1999
 since April 1998.       to June 2000. Vice President of FKLA, FLA, KILICO, ZLICA
                         and ZD from April 1998 to March 1999. Chief Technology
                         Officer of Corporate Software & Technology from June 1997
                         to April 1998. Vice President, Information Technology
                         Department of CNA Insurance Companies from January 1995
                         to June 1997.

     Name and Age
 Position with KILICO
   Year of Election      Other Business Experience During Past 5 Years or More
 --------------------    -----------------------------------------------------
James C. Harkensee (42)  Executive Vice President of FKLA, FLA, ZLICA and ZD since
 Executive Vice          June 2000. Senior Vice President of ZKLICONY since April
 President since June    2000 and Director since October 1999. Senior Vice
 2000.                   President of KILICO, FKLA and FLA from January 1996 to
                         June 2000. Senior Vice President of ZLICA and ZD from
                         1995 to June 2000. Director of ZD from April 1993 to
                         March 1997 and since March 1998.
James E. Hohmann (45)    Executive Vice President of FKLA, FLA, ZLICA and ZD since
 Executive Vice          June 2000. Senior Vice President of ZKLICONY since April
 President since June    2000. Senior Vice President of KILICO and FKLA from
 2000.                   December 1995 to June 2000. Chief Actuary of KILICO and
 Director since May      FKLA from December 1995 to January 1999. Senior Vice
 1998.                   President of FLA from January 1996 to June 2000. Chief
                         Actuary of FLA from January 1996 to January 1999. Senior
                         Vice President of ZLICA and ZD from March 1996 to June
                         2000. Chief Actuary of ZLICA and ZD from March 1996 to
                         January 1999. Director of FLA since June 1997. Director
                         of FKLA and ZLICA since May 1998. Director of ZD from
                         March 1996 to March 1997.
Edward K. Loughridge     Executive Vice President of FKLA, FLA, ZLICA and ZD since
 (46)                    June 2000. Corporate Development Officer of FKLA and FLA
 Executive Vice          since January 1996. Corporate Development Officer for
 President since         ZLICA and ZD since March 1996. Senior Vice President and
 June 2000. Corporate    Corporate Development Officer of ZKLICONY since April
 Development Officer     2000. Senior Vice President of KILICO, FKLA and FLA from
 since January 1996.     January 1996 to June 2000. Senior Vice President of ZLICA
                         and ZD from March 1996 to June 2000.
Debra P. Rezabek (45)    Executive Vice President of FKLA, FLA, ZLICA and ZD since
 Executive Vice          June 2000. General Counsel of FKLA and FLA since 1992.
 President since         General Counsel ZLICA and ZD since March 1996. Corporate
 June 2000. General      Secretary of FKLA and FLA since January 1996. Corporate
 Counsel since           Secretary of ZLICA and ZD since March 1996. Director of
 May 1993. Corporate     FKLA and ZLICA since January 2001. Senior Vice President
 Secretary since         of KILICO, FKLA, FLA, ZLICA and ZD from March 1996 to
 January 1996. Director  June 2000. Director of FLA since May 1998. Director of ZD
 since January 2001.     from March 1996 to March 1997. Senior Vice President,
                         General Counsel and Corporate Secretary of ZKLICONY since
                         April 2000. Secretary of IBS and IBSIA since 1993.
                         Secretary of PMGAM, PMGLA, PMG Marketing and PMG
                         Securities since March 2000. Director of Government
                         Affairs of FKLA and FLA from 1992 to April 1997 and of
                         KILICO from 1993 to April 1997. Assistant Secretary of
                         Kemper since January 1996.
Edward L. Robbins (61)   Executive Vice President of FKLA, FLA, ZLICA and ZD since
 Executive Vice          June 2000. Chief Actuary of FKLA, FLA, ZLICA and ZD since
 President since         March 1999. Senior Vice President and Chief Actuary of
 June 2000. Chief        ZKLICONY since April 2000. Senior Vice President of
 Actuary since           KILICO, FKLA, FLA, ZLICA and ZD from March 1999 to June
 March 1999.             2000. Senior Actuary of FKLA, FLA, KILICO, ZLICA and ZD
                         from July 1998 to March 1999. Principal of KPMG Peat
                         Marwick LLP from May 1984 to July 1998.

      Name and Age
  Position with KILICO
    Year of Election      Other Business Experience During Past 5 Years or More
  --------------------    -----------------------------------------------------
Ivor K. H. Tham (38)      Executive Vice President of FKLA, FLA and ZLICA since
 Executive Vice           September 2000 and of ZD since January 2001. Vice
 President since          President of Mass Mutual Financial from 1999 to September
 September 2000.          2000. Assistant Vice President of Times Publishing Ltd.
                          from 1994 to 1999.
George Vlaisavljevich     Executive Vice President of FKLA, FLA, ZLICA and ZD since
 (58)                     June 2000. Senior Vice President of KILICO, FKLA, FLA and
 Executive Vice           ZLICA since October 1996. Senior Vice President of ZD
 President since          since March 1997. Senior Vice President of ZKLICONY since
 June 2000.               April 2000. Director of IBS and IBSIA since October 1996.
                          Director of PMGAM, PMGLA, PMG Marketing and PMG
                          Securities since March 2000. Executive Vice President of
                          The Copeland Companies from April 1983 to September 1996.
Martin D. Feinstein (52)  Chairman of the Board of FKLA, FLA and ZLICA since
 Chairman of the Board    January 2001. Chairman of the Board of Farmers Group,
 since January 2001.      Inc. ("FGI") since November 1997 and President since
                          January 1995. Chief Executive Officer of FGI since
                          January 1995 and Director since February 1995. Member of
                          Group Management Board of Zurich Financial Services since
                          March 1998. Director of Zurich Scudder Investments, Inc.
                          since January 2001. Director of Farmers New World Life.
                          Chief Operating Officer of FGI from January 1995 to
                          January 1997. Director of B.A.T. from January 1997 to
                          September 1998.

                            EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

                                                                  Long Term
                                                                 Compensation
                              Annual Compensation                   Awards
                             ---------------------              --------------
                                                      Other       Long Term
                                                      Annual    Incentive Plan  All Other
Name and Principal                                 Compensation    Payouts     Compensation
Position                Year Salary($) Bonus($)(2)    ($)(3)        ($)(2)        ($)(4)
------------------      ---- --------- ----------- ------------ -------------- ------------
Gale K. Caruso......... 2000 $179,500   $ 91,920     $10,866       $126,720      $14,094
 Chief Executive
  Officer(1)            1999   91,636     93,840      23,088        117,600        4,800

Frederick L. Blackmon.. 2000  109,760     50,715       7,060         51,695       11,637
 Executive Vice
  President and         1999  113,420     62,805      20,545         90,630       13,640
 Chief Financial
  Officer(1)            1998   94,160     63,800         --          78,540        8,977

George Vlaisavljevich.. 2000  260,000    116,500      17,493        126,000       30,750
 Executive Vice
  President(1)          1999  260,000    152,500         --         208,000       30,600
                        1998  260,000    146,000         --         216,600       23,236

James E. Hohmann....... 2000  252,200    119,310      15,105        117,855       29,197
 Executive Vice
  President(1)          1999  237,650    141,620         --         190,120       31,767
                        1998   88,400     71,175         --          79,560        7,823

Edward Robbins......... 2000  110,250     52,185       6,382              0       11,937
 Executive Vice
  President and         1999   90,000        --        4,575            --         4,625
 Chief Actuary(1)       1998   29,538        --          --             --           --

-------
(1) Also served in same positions for FKLA, ZLICA and FLA. An allocation of the time devoted to duties as executive officer of KILICO has been made. All compensation items reported in the Summary Compensation Table reflect this allocation.

(2) Annual bonuses are paid pursuant to annual incentive plans.

(3) The amounts disclosed in this column include:
  (a) The taxable benefit from personal use of an employer-provided automobile and certain estate planning services facilitated for executives.
  (b) Relocation expense reimbursements of $18,574 in 1999 for Ms. Caruso.

(4) The amounts in this column include:
  (a) The amounts of employer contributions allocated to the accounts of the named persons under profit sharing plans or under supplemental plans maintained to provide benefits in excess of applicable ERISA limitations.
  (b) Distributions from the Kemper and FKLA supplemental plans.

          TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information, Table of Contents is: Services to the Separate Account; Performance Information of Subaccounts; State Regulation; Experts; Financial Statements; Report of Independent Accountants; Financial Statements of the Separate Account; Appendix A Table of Historical Hypothetical Accumulation Unit Values and Performance Information; and Appendix B State Premium Tax Chart. The Statement of Additional Information should be read in conjunction with this Prospectus.

                             FINANCIAL STATEMENTS

   The financial statements of KILICO that are included in this Prospectus should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Kemper Investors Life Insurance Company:

   In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and its subsidiaries (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois
March 23, 2001

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                       (in thousands, except share data)

                                                       December     December
                                                       31, 2000     31, 1999
                                                      -----------  -----------
Assets
Fixed maturities, available for sale, at fair value
 (amortized cost:
 December 31, 2000, $3,189,719; December 31, 1999,
 $3,397,188)......................................... $ 3,157,169  $ 3,276,017
Equity securities (cost: December 31, 2000, $65,473;
 December 31, 1999, $65,235).........................      63,879       61,592
Short-term investments...............................      15,900       42,391
Joint venture mortgage loans.........................      67,473       67,242
Third-party mortgage loans...........................      63,476       63,875
Other real estate-related investments................       9,468       20,506
Policy loans.........................................     256,226      261,788
Other invested assets................................      21,792       25,621
                                                      -----------  -----------
  Total investments..................................   3,655,383    3,819,032
Cash.................................................      34,101       12,015
Accrued investment income............................     134,585      127,219
Goodwill.............................................     191,163      203,907
Value of business acquired...........................      95,621      119,160
Other intangible assets..............................       4,531          --
Deferred insurance acquisition costs.................     240,801      159,667
Deferred income taxes................................     120,781       93,502
Reinsurance recoverable..............................     310,183      309,696
Receivable on sales of securities....................       8,286        3,500
Other assets and receivables.........................      31,569       29,950
Assets held in separate accounts.....................  11,179,639    9,778,068
                                                      -----------  -----------
  Total assets....................................... $16,006,643  $14,655,716
                                                      ===========  ===========
Liabilities
Future policy benefits............................... $ 3,588,140  $ 3,718,833
Other policyholder benefits and funds payable........     399,585      457,328
Other accounts payable and liabilities...............     109,152       71,482
Liabilities related to separate accounts.............  11,179,639    9,778,068
                                                      -----------  -----------
  Total liabilities..................................  15,276,516   14,025,711
                                                      -----------  -----------
Commitments and contingent liabilities
Stockholder's equity
Capital stock--$10 par value, authorized 300,000
 shares; outstanding 250,000 shares..................       2,500        2,500
Additional paid-in capital...........................     804,347      804,347
Accumulated other comprehensive loss.................     (32,718)    (120,819)
Retained deficit.....................................     (44,002)     (56,023)
                                                      -----------  -----------
  Total stockholder's equity.........................     730,127      630,005
                                                      -----------  -----------
  Total liabilities and stockholder's equity......... $16,006,643  $14,655,716
                                                      ===========  ===========

   See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                 (in thousands)

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2000      1999      1998
                                                   --------  --------  --------
Revenue
Net investment income............................. $257,470  $264,640  $273,512
Realized investment gains (losses)................   (8,277)   (9,549)   51,868
Premium income....................................    8,394    21,990    22,346
Separate account fees and charges.................   68,293    74,715    61,982
Other income......................................   35,030    11,623    10,031
                                                   --------  --------  --------
  Total revenue...................................  360,910   363,419   419,739
                                                   --------  --------  --------
Benefits and Expenses
Interest credited to policyholders................  152,289   162,243   176,906
Claims incurred and other policyholder benefits...   13,718    18,185    28,029
Taxes, licenses and fees..........................   17,861    30,234    30,292
Commissions.......................................  114,162    67,555    39,046
Operating expenses................................   61,671    45,989    44,575
Deferral of insurance acquisition costs........... (104,608)  (69,814)  (46,565)
Amortization of insurance acquisition costs.......   23,231     5,524    12,082
Amortization of value of business acquired........   19,926    12,955    17,677
Amortization of goodwill..........................   12,744    12,744    12,744
Amortization of other intangible assets...........      368       --        --
                                                   --------  --------  --------
  Total benefits and expenses.....................  311,362   285,615   314,786
                                                   --------  --------  --------
Income before income tax expense..................   49,548    77,804   104,953
Income tax expense................................    1,247    32,864    39,804
                                                   --------  --------  --------
  Net income...................................... $ 48,301  $ 44,940  $ 65,149
                                                   ========  ========  ========

   See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                 (in thousands)

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2000      1999      1998
                                                   --------  ---------  -------
Net income.......................................  $ 48,301  $  44,940  $65,149
                                                   --------  ---------  -------
Other comprehensive income (loss), before tax:
Unrealized holding gains (losses) on investments
 arising during period:
Unrealized holding gains (losses) on investments.    61,487   (180,267)  25,372
Adjustment to value of business acquired.........    (3,400)    12,811   (9,332)
Adjustment to deferred insurance acquisition
 costs...........................................      (230)     5,726   (2,862)
                                                   --------  ---------  -------
  Total unrealized holding gains (losses) on
   investments arising during period.............    57,857   (161,730)  13,178
                                                   --------  ---------  -------
Less reclassification adjustments for items
 included in net income:
Adjustment for (gains) losses included in
 realized investment gains (losses)..............   (24,583)    16,651    6,794
Adjustment for amortization of premium on fixed
 maturities included in net investment income....    (4,538)   (10,533) (17,064)
Adjustment for (gains) losses included in
 amortization of value of business acquired......       214       (454)  (7,378)
Adjustment for (gains) losses included in
 amortization of insurance acquisition costs.....        13      1,892     (463)
                                                   --------  ---------  -------
  Total reclassification adjustments for items
   included in net income........................   (28,894)     7,556  (18,111)
                                                   --------  ---------  -------
Other comprehensive income (loss), before related
 income tax expense (benefit)....................    86,751   (169,286)  31,289
Related income tax expense (benefit).............    (1,350)   (15,492)  10,952
                                                   --------  ---------  -------
  Other comprehensive income (loss), net of tax..    88,101   (153,794)  20,337
                                                   --------  ---------  -------
  Comprehensive income (loss)....................  $136,402  $(108,854) $85,486
                                                   ========  =========  =======

   See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (in thousands)

                                                   Year Ended December 31,
                                                 ------------------------------
                                                   2000       1999       1998
                                                 ---------  ---------  --------
Capital stock, beginning and end of period.....  $   2,500  $   2,500  $  2,500
                                                 ---------  ---------  --------
Additional paid-in capital, beginning of
 period........................................    804,347    804,347   806,538
Capital contributions from parent..............        --         --      4,261
Adjustment to prior period capital contribution
 from parent...................................        --         --     (6,452)
                                                 ---------  ---------  --------
  End of period................................    804,347    804,347   804,347
                                                 ---------  ---------  --------
Accumulated other comprehensive income (loss),
 beginning of period...........................   (120,819)    32,975    12,637
Other comprehensive income (loss), net of tax..     88,101   (153,794)   20,338
                                                 ---------  ---------  --------
  End of period................................    (32,718)  (120,819)   32,975
                                                 ---------  ---------  --------
Retained earnings (deficit), beginning of
 period........................................    (56,023)    14,037    43,888
Net income.....................................     48,301     44,940    65,149
Dividends to parent............................    (36,280)  (115,000)  (95,000)
                                                 ---------  ---------  --------
  End of period................................    (44,002)   (56,023)   14,037
                                                 ---------  ---------  --------
    Total stockholder's equity.................  $ 730,127  $ 630,005  $853,859
                                                 =========  =========  ========

   See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (in thousands)

                                                Year Ended December 31,
                                           -----------------------------------
                                             2000        1999         1998
                                           ---------  -----------  -----------
Cash flows from operating activities
Net income................................ $  48,301  $    44,940  $    65,149
Reconcilement of net income to net cash
 provided:
  Realized investment (gains) losses......     8,277        9,549      (51,868)
  Net change in trading account
   securities.............................       --       (51,239)      (6,727)
  Interest credited and other charges.....   142,344      158,557      173,958
  Deferred insurance acquisition costs,
   net....................................   (81,377)     (64,290)     (34,483)
  Amortization of value of business
   acquired...............................    19,926       12,955       17,677
  Amortization of goodwill................    12,744       12,744       12,744
  Amortization of discount and premium on
   investments............................     4,538       11,157       17,353
  Amortization of other intangible assets.       368          --           --
  Deferred income taxes...................   (25,930)     (42,952)     (12,469)
  Net change in current federal income
   taxes..................................   (18,593)     (10,594)     (73,162)
  Benefits and premium taxes due related
   to separate account business-owned life
   insurance..............................   (61,476)     149,477      123,884
  Other, net..............................    42,377      (11,901)     (41,477)
                                           ---------  -----------  -----------
    Net cash flow from operating
     activities...........................    91,499      218,403      190,579
                                           ---------  -----------  -----------
Cash flows from investing activities
Cash from investments sold or matured:
  Fixed maturities held to maturity.......   170,465      335,735      491,699
  Fixed maturities sold prior to maturity.   589,933    1,269,290      882,596
  Equity securities.......................     1,271       11,379      107,598
  Mortgage loans, policy loans and other
   invested assets........................    73,177       75,389      180,316
Cost of investments purchased or loans
 originated:
  Fixed maturities........................  (569,652)  (1,455,496)  (1,319,119)
  Equity securities.......................    (1,264)      (8,703)     (83,303)
  Mortgage loans, policy loans and other
   invested assets........................   (47,109)     (43,665)     (66,331)
  Investment in subsidiaries..............    (4,899)         --           --
Short-term investments, net...............    26,491       15,943      177,723
Net change in receivable and payable for
 securities transactions..................    (4,786)         --          (677)
Net change in other assets................    (5,141)      (2,725)         --
                                           ---------  -----------  -----------
    Net cash from investing activities....   228,486      197,147      370,502
                                           ---------  -----------  -----------
Cash flows from financing activities
Policyholder account balances:
  Deposits................................   608,363      383,874      180,124
  Withdrawals.............................  (881,888)    (694,848)    (649,400)
Capital contributions from parent.........       --           --         4,261
Dividends to parent.......................   (36,280)    (115,000)     (95,000)
Other.....................................    11,906        8,953      (11,448)
                                           ---------  -----------  -----------
    Net cash used in financing activities.  (297,899)    (417,021)    (571,463)
                                           ---------  -----------  -----------
    Net increase (decrease) in cash.......    22,086       (1,471)     (10,382)
Cash, beginning of period.................    12,015       13,486       23,868
                                           ---------  -----------  -----------
Cash, end of period....................... $  34,101  $    12,015  $    13,486
                                           =========  ===========  ===========

   See accompanying notes to consolidated financial statements.

         KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Summary of Significant Accounting Policies

Basis of presentation

   Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). Kemper is a wholly-owned subsidiary of Zurich Group Holding ("ZGH" or "Zurich"), a Swiss holding company, formerly known as Zurich Financial Services. ZGH is wholly-owned by Zurich Financial Services ("ZFS"), a new Swiss holding company. ZFS was formerly Zurich Allied AG, which was merged with Allied Zurich p.l.c. in October 2000.

   The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 1999 and 1998 consolidated financial statements in order for them to conform to the 2000 presentation. The accompanying consolidated financial statements of the Company as of and for the years ended December 31, 2000, 1999 and 1998, have been prepared in conformity with accounting principles generally accepted in the United States of America.

Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect goodwill, deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

Goodwill and other intangibles

   The Company reviews goodwill and other intangibles ("intangible assets") to determine if events or changes in circumstances may have affected the recoverability of the outstanding intangible assets as of each reporting period. In the event that the Company determines that the intangible assets are not recoverable, it would amortize such amounts as additional amortization expense in the accompanying financial statements. As of December 31, 2000, the Company believes that no such adjustment is necessary.

   The difference between Zurich's cost of acquiring the Company and the net fair value of the assets and liabilities as of January 4, 1996 was recorded as goodwill. Goodwill is amortized on a straight-line basis over a twenty-year period. Other intangible assets of $4.9 million, recorded in 2000 in connection with the purchase of PMG, are being amortized on a straight-line basis over a ten-year period.

Value of business acquired

   The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition, January 4, 1996. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

         KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) Summary of Significant Accounting Policies (continued)

   The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2005 are as follows:

                                                              Projected
                                                              Accretion
(in thousands)                         Beginning                 of      Ending
Year Ended December 31,                 Balance  Amortization Interest  Balance
-----------------------                --------- ------------ --------- --------
1998 (actual)......................... $143,744    $(26,807)   $9,129   $126,066
1999 (actual).........................  126,066     (20,891)    7,936    113,111
2000 (actual).........................  113,111     (26,805)    6,879     93,185
2001..................................   93,185     (18,664)    5,733     80,254
2002..................................   80,254     (16,249)    4,955     68,960
2003..................................   68,960     (15,765)    4,178     57,373
2004..................................   57,373     (14,646)    3,433     46,160
2005..................................   46,160     (12,868)    2,753     36,045

   The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to accumulated other comprehensive income, net of income tax. This adjustment increased the value of business acquired by $2.4 million and $6.0 million as of December 31, 2000 and 1999, respectively. Accumulated other comprehensive income increased by approximately $1.6 million and $3.9 million as of December 31, 2000 and 1999, respectively, due to this adjustment.

Life insurance revenue and expenses

   Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs.

   Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

Reinsurance

   In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements for these certain blocks of fixed-rate annuities. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

Deferred insurance acquisition costs

   The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed

         KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Summary of Significant Accounting Policies (continued)

maturities held as available for sale in the investment portfolio, through a charge or credit to accumulated other comprehensive income, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

Future policy benefits

   Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 3.0 percent to 10.0 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5 percent to 12.0 percent.

   Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Assumed investment yields are by policy duration and range from 7.3 percent to 6.0 percent over 20 years.

Guaranty fund assessments

   The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2000 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

Invested assets and related income

   Investments in fixed maturities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.

   The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.

   Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments, net of any applicable reserves and write-downs, include notes receivable from real estate ventures and investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures. Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions, indicate a likelihood of loss.

   Investments in policy loans and other invested assets, consisting primarily of venture capital investments and a leveraged lease, are carried primarily at cost.

   Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to accumulated other comprehensive income (loss). Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefited.

         KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Summary of Significant Accounting Policies (continued)

Derivative instruments

   In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard 133, ("SFAS 133") Accounting for Derivative Instruments and Hedging Activities. Statement of Financial Accounting Standard 137, Deferral of the Effective Date of FASB Statement No. 133 delayed implementation of SFAS 133 until fiscal years beginning January 1, 2001. Statement of Financial Accounting Standard 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of FASB Statement No. 133, ("SFAS 138"), further clarified the accounting treatment of certain derivative instruments. The Company has adopted SFAS 133 and SFAS 138 in the fourth quarter of 2000. Up until the fourth quarter of 2000, the Company held no derivative investments.

   In the fourth quarter of 2000, the Company entered into an interest rate swap with Zurich Capital Markets, Inc. ("ZCM"), an affiliated counterparty, to alter interest rate exposures arising from mismatches between assets and liabilities. Under the interest rate swap, an agreement was reached with another party to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash was exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by the counterparty at each due date.

   Exposure exists to credit-related losses in the event of nonperformance by the counterparty to the financial instrument, but the Company does not expect the counterparty to fail to meet its obligations given their high credit ratings. The credit exposure of the interest rate swap is represented by the fair value (market value) of the contract. At December 31, 2000, an open swap agreement with a notional value of $100.0 million and an expiration date of November 2004, had a negative market value of $271,409.

Separate account business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.

Income tax

   The Company files a separate Federal income tax return. Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) Cash Flow Information

   The Company defines cash as cash in banks and money market accounts. The Company paid federal income taxes of $43.9 million, $83.8 million and $126.0 million directly to the United States Treasury Department during 2000, 1999 and 1998, respectively.

         KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(3) Invested Assets and Related Income

   The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:

                                                                 Estimated
                                                                Unrealized
                                        Carrying  Amortized  -----------------
                                         Value       Cost     Gains   Losses
                                       ---------- ---------- ------- ---------
(in thousands)
December 31, 2000
U.S. treasury securities and
 obligations of U.S. government
 agencies and authorities............. $   11,823 $   11,777 $    69 $     (24)
Obligations of states and political
 subdivisions, special revenue and
 nonguaranteed........................     24,022     24,207     --       (186)
Debt securities issued by foreign
 governments..........................     21,811     21,893      90      (171)
Corporate securities..................  2,060,678  2,093,916  12,634   (45,871)
Mortgage and asset-backed securities..  1,038,835  1,037,926   7,495    (6,586)
                                       ---------- ---------- ------- ---------
  Total fixed maturities.............. $3,157,169 $3,189,719 $20,288 $ (52,838)
                                       ========== ========== ======= =========
December 31, 1999
U.S. treasury securities and
 obligations of U.S. government
 agencies and authorities............. $    6,516 $    6,631 $   --  $    (115)
Obligations of states and political
 subdivisions, special revenue and
 nonguaranteed........................     21,656     22,107     --       (451)
Debt securities issued by foreign
 governments..........................     23,890     24,749     380    (1,239)
Corporate securities..................  2,063,054  2,147,606   2,750   (87,302)
Mortgage and asset-backed securities..  1,160,901  1,196,095     450   (35,644)
                                       ---------- ---------- ------- ---------
  Total fixed maturities.............. $3,276,017 $3,397,188 $ 3,580 $(124,751)
                                       ========== ========== ======= =========

The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 2000, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                           Carrying  Amortized
                                                            Value       Cost
                                                          ---------- ----------
(in thousands)
One year or less......................................... $   83,099 $   86,709
Over one year through five years.........................    868,898    879,011
Over five years through ten years........................    881,703    891,370
Over ten years...........................................    284,634    294,703
Securities not due at a single maturity date, primarily
 mortgage and asset-backed securities(1).................  1,038,835  1,037,926
                                                          ---------- ----------
  Total fixed maturities................................. $3,157,169 $3,189,719
                                                          ========== ==========

---------
(1) Weighted average maturity of 4.4 years.

   Proceeds from sales of investments in fixed maturities prior to maturity were $589.9 million, $1,269.3 million and $882.6 million during 2000, 1999 and 1998, respectively. Gross gains of $8.6 million, $7.9 million and $10.1 million and gross losses, including write-downs of fixed maturities for other-than-temporary declines in value, of $20.8 million, $17.7 million and $8.0 million were realized on sales in 2000, 1999 and 1998, respectively. Pre-tax write-downs due to other-than-temporary declines in value amounted to $11.4 million, $0.1 million and $4.4 million for the years ended December 31, 2000, 1999 and 1998, respectively.

   At December 31, 2000, the Company held a $100.0 million investment in ZSLM Trust, issued by an affiliate, which exceeded 10 percent of the Company's stockholder's equity at December 31, 2000. Excluding

         KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) Invested Assets and Related Income (continued)

agencies of the U.S. government, no other individual investment exceeded 10 percent of the Company's stockholder's equity at December 31, 2000.

   At December 31, 2000, securities carried at approximately $6.3 million were on deposit with governmental agencies as required by law.

   Upon default or indication of potential default by an issuer of fixed maturity securities, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

   The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

   The Company's $140.4 million real estate portfolio at December 31, 2000 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 2000 and 1999, total impaired real estate-related loans were as follows:

                                                       December 31, December 31,
                                                           2000         1999
                                                       ------------ ------------
(in millions)
Impaired loans without reserves--gross................    $ 62.6       $ 74.9
Impaired loans with reserves--gross...................      23.7         23.4
                                                          ------       ------
    Total gross impaired loans........................      86.3         98.3
Reserves related to impaired loans....................     (18.5)       (18.5)
Write-downs related to impaired loans.................      (3.5)        (3.5)
                                                          ------       ------
    Net impaired loans................................    $ 64.3       $ 76.3
                                                          ======       ======

   Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. The Company had an average balance of $90.2 million and $100.0 million in impaired loans for 2000 and 1999, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

         KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) Invested Assets and Related Income (continued)

   At December 31, 2000 and 1999, loans on nonaccrual status, before reserves and write-downs, amounted to $86.3 million and $98.3 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.
Net Investment Income

   The sources of net investment income were as follows:

                                                    2000      1999      1998
                                                  --------  --------  --------
(in thousands)
Interest on fixed maturities..................... $223,964  $231,176  $232,707
Dividends on equity securities...................    4,573     4,618     2,143
Income from short-term investments...............    3,433     3,568     5,391
Income from mortgage loans.......................    6,091     6,296    14,964
Income from policy loans.........................   20,088    20,131    21,096
Income from other real estate-related
 investments.....................................       99       155       352
Income from other loans and investments..........    2,455     2,033     2,223
                                                  --------  --------  --------
    Total investment income...................... $260,703  $267,977  $278,876
Investment expense...............................   (3,233)   (3,337)   (5,364)
                                                  --------  --------  --------
    Net investment income........................ $257,470  $264,640  $273,512
                                                  ========  ========  ========

Net Realized Investment Gains (Losses)

   Net realized investment gains (losses) for the years ended December 31, 2000, 1999 and 1998, were as follows:

                                                      2000     1999     1998
                                                     -------  -------  -------
(in thousands)
Real estate-related................................. $ 1,711  $ 4,201  $41,362
Fixed maturities.................................... (12,185)  (9,755)   2,158
Trading account securities--gross gains.............     --       491    3,254
Trading account securities--gross losses............     --    (7,794)    (417)
Trading account securities--holding losses..........     --       --      (151)
Equity securities...................................     245    1,039    5,496
Other...............................................   1,952    2,269      166
                                                     -------  -------  -------
    Realized investment gains (losses) before income
     tax expense (benefit).......................... $(8,277) $(9,549) $51,868
Income tax expense (benefit)........................  (2,897)  (3,342)  18,154
                                                     -------  -------  -------
    Net realized investment gains (losses).......... $(5,380) $(6,207) $33,714
                                                     =======  =======  =======

   Unrealized gains (losses) are computed below as follows: fixed maturities-- the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity and other securities--the difference between fair value and cost. The change in net unrealized investment gains (losses) by class of investment for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                         December 31, December 31, December 31,
                                             2000         1999         1998
                                         ------------ ------------ ------------
(in thousands)
Fixed maturities........................   $89,421     $(182,456)    $36,717
Equity and other securities.............     1,187        (3,929)     (1,075)
Adjustment to deferred insurance
 acquisition costs......................      (243)        3,834      (2,399)
Adjustment to value of business
 acquired...............................    (3,614)       13,265      (1,954)
                                           -------     ---------     -------
  Unrealized gain (loss) before income
   tax expense (benefit)................    86,751      (169,286)     31,289
Income tax expense (benefit)............    (1,350)      (15,492)     10,952
                                           -------     ---------     -------
    Net unrealized gain (loss) on
     investments........................   $88,101     $(153,794)    $20,337
                                           =======     =========     =======

         KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(4) Unconsolidated Investees

   At December 31, 2000 and 1999 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.

   As of December 31, 2000 and 1999, the Company's net equity investment in unconsolidated investees amounted to $1.0 million and $0.9 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $99 thousand, $155 thousand and $241 thousand in 2000, 1999 and 1998, respectively.

(5) Concentration of Credit Risk

   The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.

   Approximately 18.9 percent of the Company's investment-grade fixed maturities at December 31, 2000 were mortgage-backed securities, down from
20.0 percent at December 31, 1999, due to sales and paydowns during 2000. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally AAA credit quality.

   Approximately 15.1 percent and 16.8 percent of the Company's investment-grade fixed maturities at December 31, 2000 and 1999, respectively, consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by commercial mortgage-backed securities (26.8%), home equity loans (26.3%), manufactured housing loans (11.3%), collateralized loan and bond obligations (11.2%), and other commercial assets (8.9%).

   The Company's real estate portfolio is distributed by geographic location and property type. The geographic distribution of a majority of the real estate portfolio as of December 31, 2000 was as follows: California (40.4%), Washington (11.9%), Colorado (10.8%) and Illinois (8.4%). The property type distribution of a majority of the real estate portfolio as of December 31, 2000 was as follows: land (39.6%), hotels (39.5%) and office (9.9%).

   To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.

   Slightly more than half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners.

   At December 31, 2000, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately

         KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) Concentration of Credit Risk (continued)

$63.5 million, or 45.2 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties, one office building and one retail property. At December 31, 2000, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.

   At December 31, 2000, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company ("Lumbermens"), a former affiliate, constituted approximately $55.7 million, or 39.7 percent, of the Company's real estate portfolio. Kemper's interest in the MLP is 75.0 percent at December 31, 2000. Loans to the MLP were placed on non-accrual status at the beginning of 1999 due to management's desire not to increase book value of the MLP over net realizable value, as interest on these loans has historically been added to principal. At December 31, 2000, MLP-related commitments accounted for approximately $0.1 million of the Company's off-balance-sheet legal commitments.

   The remaining significant real estate-related investments amounted to $8.5 million at December 31, 2000 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, these real estate-related investments were placed on nonaccrual status. As of March 12, 2001, all zoned properties have been sold. We are currently pursuing the zoning of all remaining unzoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, the Company anticipates that it could be several additional years until it completely disposes of all of its investments in Hawaii. At December 31, 2000, off-balance sheet legal commitments related to Hawaiian properties totaled $4.0 million.

   At December 31, 2000, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 2000.

(6) Income Taxes

   Income tax expense (benefit) was as follows for the years ended December 31, 2000, 1999 and 1998:

                                                     2000      1999      1998
                                                   --------  --------  --------
(in thousands)
Current........................................... $ 28,274  $ 75,816  $ 52,273
Deferred..........................................  (27,027)  (42,952)  (12,469)
                                                   --------  --------  --------
    Total......................................... $  1,247  $ 32,864  $ 39,804
                                                   ========  ========  ========

   Additionally, the deferred income tax (benefit) expense related to items included in other comprehensive income was as follows for the years ended
December 31, 2000, 1999 and 1998:

                                                     2000      1999      1998
                                                   --------  --------  --------
(in thousands)
Unrealized gains and losses on investments........ $    --   $(21,477) $ 12,476
Value of business acquired........................   (1,265)    4,643      (684)
Deferred insurance acquisition costs..............      (85)    1,342      (840)
                                                   --------  --------  --------
    Total......................................... $ (1,350) $(15,492) $ 10,952
                                                   ========  ========  ========

         KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) Income Taxes (continued)

   The actual income tax expense for 2000, 1999 and 1998 differed from the "expected" tax expense for those years as displayed below. "Expected" tax expense was computed by applying the U.S. federal corporate tax rate of 35 percent in 2000, 1999, and 1998 to income before income tax expense.

                                                     2000     1999     1998
                                                    -------  -------  -------
(in thousands)
Computed expected tax expense...................... $17,342  $27,232  $36,734
Difference between "expected" and actual tax
 expense:
  State taxes......................................     737    1,608     (434)
  Amortization of goodwill and other intangibles...   4,589    4,460    4,460
  Dividend received deduction......................  (1,191)     --      (540)
  Foreign tax credit...............................    (214)    (306)    (250)
  Change in valuation allowance.................... (15,201)     --       --
  Recapture of affiliated reinsurance..............  (4,599)     --       --
  Other, net.......................................    (216)    (130)    (166)
                                                    -------  -------  -------
    Total actual tax expense....................... $ 1,247  $32,864  $39,804
                                                    =======  =======  =======

   Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

   The $4.6 million tax benefit in 2000 is due to the deferred tax effect related to the deemed dividend distribution. (See the note captioned "Summary of Significant Accounting Policies--Reinsurance.") This deferred tax benefit was recognized in the tax provision under current accounting guidance relating to the recognition of deferred taxes.

   The Company only records deferred tax assets if future realization of the tax benefit is more likely than not. The Company has established a valuation allowance to reduce the deferred federal tax asset related to real estate and unrealized losses on investments to a realizable amount. This amount is based on the evidence available and management's judgment. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains. The decrease in the valuation allowance in 2000 is related to the ultimate realization of losses on real estate assets disposed of before December 31, 1995, as well as a change in the amount of unrealized losses on investments.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) Income Taxes (continued)

   The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax assets or liabilities were as follows:

                                         December 31, December 31, December 31,
                                             2000         1999         1998
                                         ------------ ------------ ------------
(in thousands)
Deferred federal tax assets:
  Deferred insurance acquisition costs
   ("DAC Tax")..........................   $131,591     $121,723     $ 86,332
  Unrealized losses on investments......     12,045       43,758          --
  Life policy reserves..................     67,260       43,931       27,240
  Unearned revenue......................     58,200       59,349       42,598
  Real estate-related...................      6,515        7,103       13,944
  Other investment-related..............      5,330          928        5,770
  Other.................................      4,329        3,133        4,923
                                           --------     --------     --------
    Total deferred federal tax assets...    285,270      279,925      180,807
  Valuation allowance...................    (12,045)     (58,959)     (15,201)
                                           --------     --------     --------
    Total deferred federal tax assets
     after valuation allowance..........    273,225      220,966      165,606
                                           --------     --------     --------
Deferred federal tax liabilities:
  Value of business acquired............     33,467       55,884       41,598
  Deferred insurance acquisition costs..     84,280       41,706       32,040
  Depreciation and amortization.........     21,799       19,957       19,111
  Other investment-related..............      7,973        7,670       14,337
  Unrealized gains on investments.......        --           --        21,477
  Other.................................      4,925        2,247        1,984
                                           --------     --------     --------
    Total deferred federal tax
     liabilities........................    152,444      127,464      130,547
                                           --------     --------     --------
Net deferred federal tax assets.........   $120,781     $ 93,502     $ 35,059
                                           ========     ========     ========

   The net deferred tax assets relate primarily to unearned revenue and the DAC Tax associated with a non-registered individual and group variable business-owned life insurance contract ("BOLI"). Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.

   The tax returns through the year 1993 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1994 through 1996 are currently under examination by the IRS.

(7) Related-Party Transactions

   The Company paid cash dividends of $20.0 million, $115.0 million and $95.0 million to Kemper during 2000, 1999 and 1998, respectively. The Company received capital contributions from Kemper of $4.3 million during 1998.

   The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 2000 and 1999, joint venture mortgage loans totaled $67.5 million and $67.2 million, respectively, and during 2000, 1999 and 1998, the Company earned interest income on these joint venture loans of $0.8 million, $0.6 million and $6.8 million, respectively.

   All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. Expenses are allocated to the Company for the utilization of FKLA employees and facilities and the investment management services of Zurich Scudder Investments, Inc. ("ZSI"), (formerly Scudder Kemper Investments, Inc.), an affiliated company. The Company paid to ZSI investment management fees of $1.6 million, $1.8 million and $3.1 million during 2000, 1999 and 1998, respectively. In addition, expenses

         KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(7) Related-Party Transactions (continued)

allocated to the Company from FKLA during 2000, 1999 and 1998 amounted to $23.3 million, $18.3 million and $15.3 million, respectively. The Company also paid to Kemper real estate subsidiaries fees of $0.6 million, $1.0 million and $1.5 million in 2000, 1999 and 1998, respectively, related to the management of the Company's real estate portfolio.

   In 2000, the Company purchased PMG Securities Corporation, PMG Asset Management, Inc., PMG Marketing, Inc., and PMG Life Agency, Inc. (collectively "PMG"), for $5.5 million. The Company owns 100% of the stock of PMG. Also in 2000, the Company transferred $63.3 million in fixed maturities and cash to fund the operations of its newly formed subsidiary, Zurich Kemper Life Insurance Company of New York ("ZKLICONY"). ZKLICONY received its insurance license from the state of New York in January 2001 and expects to begin writing business in the second quarter of 2001.

   At December 31, 2000, the Company held a $100.0 million investment in ZSLM Trust, issued by an affiliate.

   As previously discussed, the Company entered into an interest rate swap in 2000 with ZCM, an affiliated counterparty. (See the note captioned "Summary of Significant Accounting Policies--Derivative instruments" above.)

(8) Reinsurance

   As of December 31, 2000 and 1999, the reinsurance recoverable related to fixed-rate annuity liabilities ceded to an affiliate, Fidelity Life Association ("FLA"), a Mutual Legal Reserve Company, amounted to $262.1 million and $309.7 million, respectively.

   The Company cedes 90 percent of all new direct life insurance premiums to outside reinsurers. Life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $2.0 million and $595 thousand as of December 31, 2000 and 1999, respectively.

   The Company is party to a funds withheld reinsurance agreement with a Zurich affiliated company, Zurich Insurance Company, Bermuda Branch ("ZICBB"). Under the original terms of this agreement, the Company ceded, on a yearly renewable term basis, 90 percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to BOLI, which is held in the Company's separate accounts. As consideration for this reinsurance coverage, the Company cedes separate account fees (cost of insurance charges) to ZICBB and retains a portion of such funds under the terms of the reinsurance agreement in a funds withheld account which is included as a component of benefits and funds payable in the accompanying consolidated balance sheets. During 1998, the Company modified the reinsurance agreement to increase the reinsurance from 90 percent to 100 percent.

   In the fourth quarter of 2000, the yearly renewable term reinsurance agreement between the Company and FKLA was terminated. Premiums and reserves were both reduced by $7.7 million. A difference in the basis of the reserves between GAAP and statutory accounting resulted in a deemed dividend distribution to Kemper of $16.3 million.

   Also in the fourth quarter of 2000, the Company assumed from FKLA $100.0 million in premiums related to a Funding Agreement. Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts ("GICs"). The contracts qualify as insurance under state laws and are sold as non-surrenderable immediate annuities to a trust established by a securities firm. The securities firm sold interests in the trust to institutional investors. This Funding Agreement has a variable rate of interest based upon LIBOR, is an obligation of the Company's general account and is recorded as a future policy benefit. As previously discussed, the Company entered into an interest rate swap in 2000 to exchange the floating-rate interest payments for fixed interest payments.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8) Reinsurance (continued)

   The following table contains amounts related to the BOLI funds withheld reinsurance agreement (in millions):

Business Owned Life Insurance (BOLI)

(in millions)

                                                   Year Ended December 31,
                                                  ----------------------------
                                                    2000      1999      1998
                                                  --------  --------  --------
Face amount in force............................. $ 85,358  $ 82,021  $ 66,186
                                                  ========  ========  ========
Net amount at risk ceded......................... $(78,169) $(75,979) $(62,160)
                                                  ========  ========  ========
Cost of insurance charges ceded.................. $  173.8  $  166.4  $  175.5
                                                  ========  ========  ========
Funds withheld account........................... $  228.8  $  263.4  $  170.9
                                                  ========  ========  ========

   The Company has a funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA was marked-to-market based predominantly upon the total return of the Government Bond Division of the KILICO Variable Series I Separate Account. During 1998, the Company recorded a $2.5 million increase to the FWA related to this mark-to-market. In November 1998, to properly match revenue and expenses, the Company had also placed assets supporting the FWA in a segmented portion of its General Account. This portfolio was classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115") at December 31, 1998 and through November 30, 1999. FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, the Company recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, the Company recorded realized capital losses of $7.3 million and $0.2 million related to the changes in fair value of this portfolio during 1999 and 1998, respectively.

   Due to a change in the reinsurance strategy related to the BOLI product, effective December 1, 1999, the Company no longer marked-to-market a portion of the FWA liability and therefore no longer designated the related portion of assets as "trading". As a result, changes in fair value to the FWA and the assets supporting the FWA no longer flow through the Company's operating results.

(9) Postretirement Benefits Other Than Pensions

   FKLA sponsors a health and welfare benefit plan that provides insurance benefits covering substantially all eligible, active and retired employees of FKLA and their covered dependents and beneficiaries. The Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.

   The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.3 million and $1.2 million at December 31, 2000 and 1999, respectively.

   The discount rate used in determining the allocated postretirement benefit obligation was 7.5 percent and 8.0 percent for 2000 and 1999, respectively. The assumed health care trend rate used was based on projected experience for 2000, 6.8 percent for 2001, gradually declining to 5.3 percent by the year 2005 and gradually declining thereafter.

         KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9) Postretirement Benefits Other Than Pensions (continued)

   A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 2000 and 1999 by $78 thousand and $190 thousand, respectively.

(10) Commitments and Contingent Liabilities

   The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

   Although neither the Company nor its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of, or lending to, real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned or on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

(11) Financial Instruments--Off-Balance-Sheet Risk

   At December 31, 2000, the Company had future legal loan commitments and stand-by financing agreements totaling $29.8 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be collateralized by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

(12) Fair Value of Financial Instruments

   Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

   Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(12) Fair Value of Financial Instruments (continued)

   The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

   Fixed maturities and equity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, ZSI.

   Cash and short-term investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.

   Policy loans: The carrying value of policy loans approximates the fair value as the Company adjusts the rates to remain competitive.

   Mortgage loans and other real estate-related investments: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market. Mortgage loans and other real estate-related investments are stated at their aggregate unpaid balances, less a valuation allowance of $18.6 million and $19.9 million in 2000 and 1999, respectively. The real estate portfolio is monitored closely and reserves are adjusted to reflect market conditions. This results in a carrying value that approximates fair value at December 31, 2000 and 1999.

   Other loans and investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.

   Life policy benefits: For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flows. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

   The carrying values and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999 were as follows:

                                      December 31, 2000     December 31, 1999
                                    --------------------- ---------------------
                                     Carrying              Carrying
                                      Value    Fair Value   Value    Fair Value
                                    ---------- ---------- ---------- ----------
(in thousands)
Financial instruments recorded as
 assets:
  Fixed maturities................. $3,157,169 $3,157,169 $3,276,017 $3,276,017
  Cash and short-term investments..     50,001     50,001     54,406     54,406
  Mortgage loans and other real
   estate-related assets...........    140,417    140,417    151,623    151,623
  Policy loans.....................    256,226    256,226    261,788    261,788
  Equity securities................     63,879     63,879     61,592     61,592
  Other invested assets............     21,792     20,109     25,620     26,226
Financial instruments recorded as
 liabilities:
  Life policy benefits, excluding
   term life reserves..............  3,273,573  3,206,501  3,399,299  3,299,254
  Funds withheld account...........    228,822    228,822    263,428    263,428

(13) Stockholder's Equity--Retained Earnings

   The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 2001 is $20.0 million. The Company paid cash dividends of $20.0 million, $115.0 million and $95.0 million to Kemper during 2000, 1999 and 1998, respectively. The Company reported a deemed dividend distribution of $16.3 million during 2000 related to the recapture of the reinsurance agreement with FKLA.

         KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13) Stockholder's Equity--Retained Earnings (continued)

   The Company's net income and capital and surplus as determined in accordance with statutory accounting principles were as follows:

                                                       2000     1999     1998
                                                     -------- -------- --------
(in thousands)
Net income.......................................... $ 19,975 $ 59,116 $ 64,871
                                                     ======== ======== ========
Statutory capital and surplus....................... $397,423 $394,966 $455,213
                                                     ======== ======== ========

   In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification") guidance, which replaces the Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas. The Illinois Insurance Department has adopted the Codification guidance, effective January 1, 2001. The Company's statutory surplus will be positively impacted upon adoption as a result of the net effect of recording a deferred tax asset, of non-admitting non-operating system software and of non-admitting net affiliated receivables and other changes caused by the Codification.

(14) Unaudited Interim Financial Information

   The following table sets forth the Company's unaudited quarterly financial information:

(in thousands)
                          March 31  June 30   September 30 December 31   Year
                          --------  --------  ------------ ----------- --------
Quarter Ended
2000 Operating Summary
  Revenue................ $87,648   $103,446    $94,249     $ 75,567   $360,910
                          =======   ========    =======     ========   ========
  Net operating income,
   excluding realized
   gains (losses)........ $12,031   $  9,953    $ 8,710     $ 22,987   $ 53,681
  Net realized investment
   gains (losses)........  (1,378)      (105)       948       (4,845)    (5,380)
                          -------   --------    -------     --------   --------
    Net income........... $10,653   $  9,848    $ 9,658     $ 18,142   $ 48,301
                          =======   ========    =======     ========   ========
1999 Operating Summary
  Revenue................ $95,646   $ 86,164    $78,301     $103,308   $363,419
                          =======   ========    =======     ========   ========
  Net operating income,
   excluding realized
   gains (losses)........ $11,222   $ 14,385    $11,568     $ 13,972   $ 51,147
  Net realized investment
   gains (losses)........    (627)    (1,286)    (5,098)         804     (6,207)
                          -------   --------    -------     --------   --------
    Net income........... $10,595   $ 13,099    $ 6,470     $ 14,776   $ 44,940
                          =======   ========    =======     ========   ========
1998 Operating Summary
  Revenue................ $98,026   $110,003    $98,752     $112,958   $419,739
                          =======   ========    =======     ========   ========
  Net operating income,
   excluding realized
   gains................. $ 8,025   $  5,700    $ 7,169     $ 10,541   $ 31,435
  Net realized investment
   gains.................   1,205     10,187      5,818       16,504     33,714
                          -------   --------    -------     --------   --------
    Net income........... $ 9,230   $ 15,887    $12,987     $ 27,045   $ 65,149
                          =======   ========    =======     ========   ========

(15) Operating Segments and Related Information

   In June 1997, the Financial Accounting Standards Board ("the FASB") issued Statement of Financial Accounting Standards No. 131 ("FAS 131"), Disclosures about Segments of an Enterprise and Related Information. FAS 131 established standards for how to report information about operating segments. It also established standards for related disclosures about products and services, geographic areas and major

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

customers. The Company adopted FAS 131 as of December 31, 1998 and the impact of implementation did not affect the Company's consolidated financial position, results of operations or cash flows.

   The Company, FKLA, Zurich Life Insurance Company of America, ("ZLICA"), and FLA, operate under the trade name Zurich Kemper Life. For purposes of this operating segment disclosure, Zurich Life will also include the operations of Zurich Direct, Inc., an affiliated direct marketing life insurance agency and excludes FLA, as it is owned by its policyholders.

   Zurich Kemper Life is segregated by Strategic Business Unit ("SBU"). The SBU concept employed by ZFS has each SBU concentrate on a specific customer market. The SBU is the focal point of Zurich Kemper Life, because it is at the SBU level that Zurich Kemper Life can clearly identify customer segments and then work to understand and satisfy the needs of each customer. The contributions of Zurich Kemper Life's SBUs to consolidated revenues, operating results and certain balance sheet data pertaining thereto, are shown in the following tables on the basis of accounting principles generally accepted in the United States.

   Zurich Kemper Life is segregated into the Life Brokerage, Financial Institutions ("Financial"), Retirement Solutions Group ("RSG") and Direct SBUs. The SBUs are not managed at the legal entity level, but rather at the Zurich Kemper Life level. Zurich Kemper Life's SBUs cross legal entity lines, as certain similar products are sold by more than one legal entity. The vast majority of the Company's business is derived from the Financial and RSG SBUs.

   Each SBU's revenue is derived from geographically dispersed areas as Zurich Kemper Life is licensed in the District of Columbia and all states except New York. During 2000, 1999 and 1998, Zurich Kemper Life did not derive net revenue from one customer that exceeded 10 percent of the total revenue of Zurich Kemper Life.

   The principal products and markets of Zurich Kemper Life's SBUs are as follows:

   Life Brokerage: The Life Brokerage SBU develops low cost term, universal life insurance and variable universal life, as well as fixed annuities, to market through independent agencies and national marketing organizations.

   Financial: The Financial SBU focuses on a wide range of products that provide for the accumulation, distribution and transfer of wealth and primarily includes variable and fixed annuities, variable universal life and bank-owned life insurance. These products are distributed to consumers through financial intermediaries such as banks, brokerage firms and independent financial planners. Institutional business includes BOLI and funding agreements (primarily included in FKLA).

   RSG: The RSG SBU has a sharp focus on its target customer. This SBU markets variable annuities to K-12 schoolteachers, administrators, and healthcare workers, along with college professors and certain employees of selected non-profit organizations. This target market is eligible for what the IRS designates as retirement-oriented savings or investment plans that qualify for special tax treatment.

   Direct: The Direct SBU is a direct marketer of basic, low-cost term life insurance through various marketing media.

            KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

   Summarized financial information for Zurich Life's SBU's is as follows:

As of and for the period ending December 31, 2000:

(in thousands)

                            Life
                         Brokerage   Financial      RSG      Direct      Total
                         ----------  ----------  ----------  -------  -----------
Income Statement
Revenue
Premium income.......... $   96,744  $      464  $      --   $12,946  $   110,154
Net investment income...    124,518     198,322      93,299    2,458      418,597
Realized investment
 losses.................     (4,480)     (4,130)     (3,356)     (88)     (12,054)
Fees and other income...     61,976      38,869      60,210   43,916      204,971
                         ----------  ----------  ----------  -------  -----------
  Total revenue.........    278,758     233,525     150,153   59,232      721,668
                         ----------  ----------  ----------  -------  -----------
Benefits and Expenses
Policyholder benefits...    118,556     131,552      63,318    1,650      315,076
Intangible asset
 amortization...........     55,186      12,782      20,860      --        88,828
Net deferral of
 insurance acquisition
 costs..................    (35,392)    (67,048)    (11,416) (43,259)    (157,115)
Commissions and taxes,
 licenses and fees......      8,260      84,232      44,431   11,264      148,187
Operating expenses......     48,166      32,182      29,463   94,635      204,446
                         ----------  ----------  ----------  -------  -----------
  Total benefits and
   expenses.............    194,776     193,700     146,656   64,290      599,422
                         ----------  ----------  ----------  -------  -----------
Income (loss) before
 income tax expense
 (benefit)..............     83,982      39,825       3,497   (5,058)     122,246
Income tax expense
 (benefit)..............     32,873       7,982      (3,914)  (1,762)      35,179
                         ----------  ----------  ----------  -------  -----------
  Net income (loss)..... $   51,109  $   31,843  $    7,411  $(3,296) $    87,067
                         ==========  ==========  ==========  =======  ===========
Balance Sheet
Future policy benefits.. $1,954,307  $2,956,326  $1,365,963  $75,065  $ 6,351,661
                         ==========  ==========  ==========  =======  ===========
Liabilities related to
 separate accounts...... $   23,410  $8,646,454  $2,509,775  $   --   $11,179,639
                         ==========  ==========  ==========  =======  ===========

                                            Liabilities
                          Net      Future   Related to
                        Income     Policy    Separate
               Revenue  (Loss)    Benefits   Accounts
               -------- -------  ---------- -----------
Total revenue,
 net income,
 future policy
 benefits and
 liabilities
 related to
 separate
 accounts,
 respectively,
 from above:.. $721,668 $87,067  $6,351,661 $11,179,639
               -------- -------  ---------- -----------
Less:
  Revenue, net
   income and
   selected
   liabilities
   of FKLA....  268,198  43,922   2,427,185         --
  Revenue, net
   income and
   selected
   liabilities
   of ZLICA...   48,650   7,212     336,336         --
  Revenue, net
   loss and
   selected
   liabilities
   of Zurich
   Direct.....   43,910 (12,368)        --          --
               -------- -------  ---------- -----------
    Totals per
     the
     Company's
     consolidated
     financial
     statements$360,910.$48,301  $3,588,140 $11,179,639
               ======== =======  ========== ===========

          KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

As of and for the period ending December 31, 1999:

(in thousands)

                             Life
                          Brokerage   Financial      RSG      Direct     Total
                          ----------  ----------  ----------  -------  ----------
Income Statement
Revenue
Premium income..........  $  145,533  $      410  $      --   $ 8,038  $  153,981
Net investment income...     137,106     175,590     101,202    1,297     415,195
Realized investment
 gains (losses).........         976      (6,980)        (98)     --       (6,102)
Fees and other income...      70,477      48,873      35,742   44,528     199,620
                          ----------  ----------  ----------  -------  ----------
  Total revenue.........     354,092     217,893     136,846   53,863     762,694
                          ----------  ----------  ----------  -------  ----------
Benefits and Expenses
Policyholder benefits...     200,161     112,869      68,801    3,529     385,360
Intangible asset
 amortization...........      54,957      12,053      13,989      --       80,999
Net deferral of
 insurance acquisition
 costs..................     (37,433)    (43,664)    (20,624) (41,412)   (143,133)
Commissions and taxes,
 licenses and fees......      21,881      66,702      26,700   17,411     132,694
Operating expenses......      56,179      25,101      23,611   71,194     176,085
                          ----------  ----------  ----------  -------  ----------
  Total benefits and
   expenses.............     295,745     173,061     112,477   50,722     632,005
                          ----------  ----------  ----------  -------  ----------
Income before income tax
 expense................      58,347      44,832      24,369    3,141     130,689
Income tax expense......      25,707      19,235      10,966    1,114      57,022
                          ----------  ----------  ----------  -------  ----------
  Net income............  $   32,640  $   25,597  $   13,403  $ 2,027  $   73,667
                          ==========  ==========  ==========  =======  ==========
Balance Sheet
Future policy benefits..  $2,099,940  $2,620,132  $1,577,944  $34,957  $6,332,973
                          ==========  ==========  ==========  =======  ==========
Liabilities related to
 separate accounts......  $   20,552  $6,916,807  $2,840,709  $   --   $9,778,068
                          ==========  ==========  ==========  =======  ==========

                                            Liabilities
                          Net      Future   Related to
                        Income     Policy    Separate
               Revenue  (Loss)    Benefits   Accounts
               -------- -------  ---------- -----------
Total revenue,
 net income,
 future policy
 benefits and
 liabilities
 related to
 separate
 accounts,
 respectively,
 from above:.. $762,694 $73,667  $6,332,973 $9,778,068
               -------- -------  ---------- ----------
Less:
  Revenue, net
   income and
   selected
   liabilities
   of FKLA....  305,334  24,801   2,299,783        --
  Revenue, net
   income and
   selected
   liabilities
   of ZLICA...   49,460   8,528     314,357        --
  Revenue, net
   loss and
   selected
   liabilities
   of Zurich
   Direct.....   44,481  (4,602)        --         --
               -------- -------  ---------- ----------
    Totals per
     the
     Company's
     consolidated
     financial
     statements$363,419.$44,940  $3,718,833 $9,778,068
               ======== =======  ========== ==========

         KEMPER INVESTOR LIFE INSURANCE COMPANY AND SUBSIDIARIES

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

As of and for the period ending December 31, 1998:

(in thousands)

                             Life
                          Brokerage   Financial      RSG      Direct     Total
                          ----------  ----------  ----------  -------  ----------
Income Statement
Revenue
Premium income..........  $  160,067  $       56  $      --   $ 5,583  $  165,706
Net investment income...     141,171     180,721     100,695      271     422,858
Realized investment
 gains..................      20,335      33,691      15,659       30      69,715
Fees and other income...      80,831      40,421      31,074   23,581     175,907
                          ----------  ----------  ----------  -------  ----------
  Total revenue.........     402,404     254,889     147,428   29,465     834,186
                          ==========  ==========  ==========  =======  ==========
Benefits and Expenses
Policyholder benefits...     243,793     117,742      73,844    2,110     437,489
Intangible asset
 amortization...........      58,390      15,669      15,703      --       89,762
Net deferral of
 insurance acquisition
 costs..................     (55,569)     (9,444)    (22,964) (22,765)   (110,742)
Commissions and taxes,
 licenses and fees......      29,539      43,919      22,227   11,707     107,392
Operating expenses......      61,659      24,924      20,279   35,593     142,455
                          ----------  ----------  ----------  -------  ----------
  Total benefits and
   expenses.............     337,812     192,810     109,089   26,645     666,356
                          ==========  ==========  ==========  =======  ==========
Income before income tax
 expense................      64,592      62,079      38,339    2,820     167,830
Income tax expense......      26,774      24,340      14,794    1,001      66,909
                          ----------  ----------  ----------  -------  ----------
  Net income............  $   37,818  $   37,739  $   23,545  $ 1,819  $  100,921
                          ==========  ==========  ==========  =======  ==========
Balance Sheet
Future policy benefits..  $2,225,727  $2,372,144  $1,648,393  $15,069  $6,261,333
                          ==========  ==========  ==========  =======  ==========
Liabilities related to
 separate accounts......  $    8,497  $4,867,189  $2,223,518  $   --   $7,099,204
                          ==========  ==========  ==========  =======  ==========


                                             Liabilities
                          Net       Future   Related to
                         Income     Policy    Separate
               Revenue   (Loss)    Benefits   Accounts
               -------- --------  ---------- -----------
Total revenue,
 net income,
 future policy
 benefits and
 liabilities
 related to
 separate
 accounts,
 respectively,
 from above:.. $834,186 $100,921  $6,261,333 $7,099,204
               -------- --------  ---------- ----------
Less:
  Revenue, net
   income and
   selected
   liabilities
   of FKLA....  336,841   35,953   2,037,683        --
  Revenue, net
   loss and
   selected
   liabilities
   of ZLICA...   54,058   (1,066)    317,259        --
  Revenue, net
   income and
   selected
   liabilities
   of Zurich
   Direct.....   23,548      885         --         --
               -------- --------  ---------- ----------
    Totals per
     the
     Company's
     consolidated
     financial
     statements$419,739.$ 65,149  $3,906,391 $7,099,204
               ======== ========  ========== ==========

(16) Subsequent Event

   In February 2001, the Company sold to FKLA a $60.0 million group variable life insurance policy covering all current FKLA employees as of February 14, 2001. The transaction, as business-owned life insurance, will permit FKLA to indirectly fund certain of its employee benefit obligations.

                                  APPENDIX A

                   ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

      Purchase Payment................................. $40,000
      Guarantee Period................................. 5 Years
      Guaranteed Interest Rate......................... 5% Annual Effective Rate

   The following examples illustrate how the Market Value Adjustment may affect the values of a Contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after the Date of Issue. The Market Value Adjustment operates in a similar manner for transfers.

   The Guarantee Period Value for this $40,000 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

   The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new Contracts with the same Guarantee Period as the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period.

Example of a Downward Market Value Adjustment

   A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment and we are then crediting 6.5% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                        .054 = .075 X 48 X (.065 -.05)

   The Market Value Adjustment is a reduction of $2,268.00 from the Guarantee Period Value:

                          2,268.00 = .054 X 42,000.00

   The Market Adjusted Value would be:

                      $39,732.00 = $42,000.00 -$2,268.00

   If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be 50% of that of the full withdrawal:

                         $1,134.00 = .054 X $21,000.00

   The Market Adjusted Value would be:

                      $19,866.00 = $21,000.00 -$1,134.00

Example of an Upward Market Value Adjustment

   An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and we are then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                        -.036 = .075 X 48 X (.04 -.05)

   The Market Value Adjustment is an increase of $1,512.00 to the Guarantee Period Value:

                        -$1,512.00 = $42,000.00 X -.036

   The Market Adjusted Value would be:

                    $43,512.00 = $42,000.00 - (-$1,512.00)

   If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

                         -$756.00 = $21,000.00 X -.036

   The Market Adjusted Value of $21,000.00 would be:

                       $21,756.00 = $21,000.00 + $756.00

   Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

                                  APPENDIX B

          KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

   This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service.

A. Revocation

   Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, wire Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, Illinois 60049, or call 1-800-621-5001.

B. Statutory Requirements

   This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

   1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

   2. The Contract must be nontransferable by the owner.

   3. The Contract must have flexible premiums.

   4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date)(see "Required Distributions"). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of
Section 401(a) of the Code, do not apply to Roth IRAs.

   If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

   5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), (1) all contributions to an IRA, including a Roth IRA, must be cash contributions which do not exceed $2,000 for any taxable year, and (2) all contributions to a SIMPLE IRA must be cash contributions, including matching or nonelective employer contributions (see "SIMPLE IRAs"), which do not exceed $6,000 for any year (as adjusted for inflation).

   6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. Rollovers and Direct Transfers for IRAs and SIMPLE IRAs

   1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments under an IRA. In one, you transfer amounts from one IRA to another. With the other, you transfer amounts from a qualified employee benefit plan or tax-sheltered annuity to an IRA. Tax-free rollovers can be made from a SIMPLE IRA to another SIMPLE IRA or to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA after a two-year period has expired since the individual first participated in a SIMPLE plan.

   2. You must complete the transfer by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA.

   3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

   4. A direct transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

   5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA, qualified pension or profit-sharing plan or tax-sheltered annuity, or from a direct transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE IRA or SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA or SIMPLE Individual Retirement Account.

   6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan or tax-sheltered annuity will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. Contribution Limits and Allowance of Deduction for IRAs

   1. In general, the amount you can contribute each year to an IRA is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

   2. In the case of a married couple filing a joint return, up to $2,000 can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $4,000 for the year. Previously, if one spouse had no compensation or elected to be treated as having no compensation, the total combined contributions to both IRAs could not be more than $2,250.

   3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

     a. $2,000 or

     b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

   The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

   4. Even if your spouse is covered by an employer retirement plan, you may be able to deduct your contributions to an IRA if you are not covered by an employer plan. The deduction is limited to $2,000 and it must be reduced if your adjusted gross income on a joint return is more than $150,000 but less than $160,000. Your deduction is eliminated if your income on a joint return is $160,000 or more.

   5. Contributions to your IRA can be made at any time. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

   6. You cannot make a contribution other than a rollover contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

E. SEP IRAs

   1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $30,000 or 15% of compensation.

   2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor). Information about the Kemper SEP is available upon request.

F. SIMPLE IRAs

   1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

   2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $6,000 (as adjusted for inflation) for the year. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $150,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

   3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

   4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years has passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. Tax Status of the Contract and Distributions for IRAs and SIMPLE IRAs

   1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

   2. In general, taxable distributions are included in your gross income in the year you receive them.

   3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

   4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. Required Distributions for IRAs and SIMPLE IRAs

   You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

   Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over the life or the lives of you and your spouse, provided that, if installments are guaranteed, the guaranty period does not exceed the lesser of 20 years or the applicable life expectancy.

   The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRS forms, phone the IRS toll free at 1-800-729-3676 or write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

   If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

   If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. Roth IRAs

   1. If your Contract is a special type of individual retirement plan known as Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an "IRA" are to an "individual retirement plan," within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here. However, the provisions of the Code governing Roth IRAs may be modified by pending legislation. We will notify you of any such changes.

   2. The IRS is not presently accepting submissions for opinion letters approving annuities as Roth IRAs, but will issue in the future procedures for requesting such opinion letters. We will apply for approval as soon as possible after the IRS issues its procedures on this matter. Such approval will be a determination only as to the form of the annuity, and will not represent a determination of the merits of the annuity.

   3. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract after we obtain approval of the endorsement from the IRS and your state insurance department. We reserve the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

   4. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

J. Eligibility and Contributions for Roth IRAs

   1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

   2. The aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of $2,000 and 100% of your compensation for the taxable year. However, if you file a joint return and receive less compensation for the taxable year than your spouse, the contribution limit for the taxable year is the lesser of $2,000 and the sum of (1) your compensation for the taxable year, and (2) your spouse's compensation for the taxable year reduced by any deductible contributions to an IRA of your spouse, and by any contributions to a Roth IRA for your spouse, for the taxable year.

   The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

  (a) the excess of (i) your adjusted gross income for the taxable year, over
      (ii) the "applicable dollar amount", bears to

  (b) $15,000 (or $10,000 if you are married).

   For this purpose, "adjusted gross income" is determined in accordance with
Section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

   A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. Rollovers, Transfers and Conversions to Roth IRAs

   1. Rollovers and Transfers--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under
Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

   You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

   The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

   2. Taxation of Rollovers and Transfers to Roth IRAs--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

   In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code
Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will generally not apply unless the amounts rolled over or transferred are withdrawn within the five-year period beginning with the taxable year in which such contribution was made.

   3. Transfers of Excess IRA Contributions to Roth IRAs--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

   4. Taxation of Conversions of IRAs to Roth IRAs--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as a special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

   A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

   UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS,

YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

   5. Separate Roth IRAs--Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. Income Tax Consequences of Roth IRAs

   1. Qualified Distributions--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

   2. Nonqualified Distributions--A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed,
(a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins. An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. Tax on Excess Contributions

   1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

   2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. Tax on Premature Distributions

   There is an additional tax on premature distributions from your IRA, Roth IRA or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply:

     1. To amounts that are rolled over tax free;

     2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

     3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

     4. To a distribution which is used for qualified first-time homebuyer expenses, qualified high education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. IRA Excise Tax Reporting

   Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, Roth IRA or SIMPLE IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. Borrowing

   If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA or SIMPLE IRA , whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note:
This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. Reporting

   We will provide you with any reports required by the Internal Revenue
Service.

R. Estate Tax

   Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. Financial Disclosure for the Separate Account (Variable Account) and MVA Option.

   1. If on the enrollment application you indicated an allocation to a Subaccount, this Contract will be assessed a daily charge of an amount which will equal an aggregate of 1.25% per annum.

   2. An annual records maintenance charge of $30.00 will be assessed against the Separate Account Value each Contract Year. If no values are in the Subaccounts, the charge will be assessed against Guarantee Period Value.

   3. Withdrawal and early annuitization charges will be assessed based on the Contract Years elapsed since the Contract was issued as described in the prospectus under the heading "Withdrawal Charge."

   Withdrawals, transfers and early annuitizations of Guarantee Period Value may be subject to a Market Value Adjustment as described in the prospectus under the heading "Market Value Adjustment."

   4. The method used to compute and allocate the annual earnings is contained in the prospectus under the heading "Accumulation Unit Value" for Separate Account Value and under the headings "Guarantee Periods of the MVA Option" and "Establishment of Guaranteed Interest Rates" for Guarantee Period Value.

   5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Subaccounts or rates of interest as declared by Kemper Investors Life Insurance Company.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2001

--------------------------------------------------------------------------------

            INDIVIDUAL AND GROUP VARIABLE AND MARKET VALUE ADJUSTED

                          DEFERRED ANNUITY CONTRACTS
--------------------------------------------------------------------------------

                               ZURICH PREFERRED

                                   Issued By

                   KILICO Variable Annuity Separate Account
                                      and
                    KEMPER INVESTORS LIFE INSURANCE COMPANY

    HOME OFFICE: 1 Kemper Drive, Long Grove, Illinois 60049 (847) 550-5500

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 2001. The Prospectus may be obtained from Kemper Investors Life Insurance Company by writing or calling the address or telephone number listed above.

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
Services to the Separate Account...................................  B-1
Performance Information of Subaccounts.............................  B-1
State Regulation...................................................  B-3
Experts............................................................  B-3
Financial Statements...............................................  B-3
Report of Independent Accountants..................................  B-5
Financial Statements of the Separate Account.......................  B-6
Appendix A Tables of Adjusted Accumulation Unit Values
   (reflecting current charges) and Performance Information........  B-38
Appendix B State Premium Tax Chart.................................  B-47

                       SERVICES TO THE SEPARATE ACCOUNT

  Kemper Investors Life Insurance Company ("KILICO") maintains the books and records of the KILICO Variable Annuity Separate Account (the "Separate Account"). KILICO holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of KILICO. KILICO maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the charge for mortality and expense risk and administrative expenses, and records maintenance charge (as described in the Prospectus) are borne by KILICO.

The independent accountants for the Separate Account are PricewaterhouseCoopers LLP, Chicago, Illinois, for the years ended December 31, 2000, 1999 and 1998. The firm performed the annual audit of the financial statements of the Separate Account and KILICO for the years ended December 31, 2000, 1999 and 1998.

The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Contracts are distributed through the principal underwriter for the Separate Account, Investors Brokerage Services, Inc. ("IBS"), a wholly-owned subsidiary of KILICO, which enters into selling group agreements with the affiliated and unaffiliated broker-dealers. Subject to the provisions of the Contracts, units of the Subaccounts under the Contract are offered on a continuous basis.

KILICO pays commissions to the seller which may vary but are not anticipated to exceed in the aggregate an amount equal to 6.25% of Purchase Payments. During 2000, KILICO paid gross commissions of approximately $1 million to licensed insurance agents.

                    PERFORMANCE INFORMATION OF SUBACCOUNTS


As described in the Prospectus, a Subaccount's historical performance may be shown in the form of standardized "average annual total return" and nonstandardized "total return" calculations in the case of all Subaccounts; "yield" information may be provided in the case of the Scudder High Yield (formerly Kemper High Yield) Subaccount, Scudder Investment Grade Bond (formerly Kemper Investment Grade Bond) Subaccount, Scudder Government Securities (formerly Kemper Government Securities) Subaccount and the Scudder Bond (formerly Scudder VLIF Bond) Subaccount; and "yield" and "effective yield" information may be provided in the case of the Scudder Money Market (formerly Kemper Money Market) Subaccount #1 (the "Scudder Money Market Subaccount"). These various measures of performance are described below.

A Subaccount's standardized average annual total return quotation is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Subaccount for a specific period is found by first taking a hypothetical $1,000 investment in each of the Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit value per unit ("initial investment") and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of recurring charges and fees applicable under the Contract to all Contract Owner accounts. The redeemable value does not reflect the effect of premium taxes. The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage carried to the nearest hundredth of one percent. Standardized average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of a Subaccount over the applicable period.

In general, there is no formula prescribed for calculating nonstandardized total return performance. Nonstandardized total return performance for a specific period is calculated by first taking an investment (assumed to be $40,000 below) in each Subaccount's units on the first day of the period at the maximum offering price, which is the Accumulation Unit Value per unit ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The ending value does not reflect the effect of premium tax and the Records Maintenance Charges. The nonstandardized total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. An assumed investment of $40,000 was chosen because that approximates the size of a typical account. Both annualized and nonannualized (cumulative) nonstandardized total return figures may be provided. Annualized nonstandardized total return figures represent the average annual percentage change in the value of a Subaccount over the applicable period while nonannualized (cumulative) figures represent the actual percentage change over the applicable period.

Standardized average annual total return quotations will be current to the last day of the calendar quarter and nonstandardized total return quotations will be current to the last day of the calendar month preceding the date on which an advertisement is submitted for publication. Standardized average annual total return will cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio has been held in a Subaccount (life of Subaccount). Nonstandardized total return will cover periods of one, three, five and ten years, if applicable, and a period covering the time the underlying Portfolio held in a Subaccount has been in existence (life of Portfolio). For those underlying Portfolios which have not been held as Subaccounts within the Separate Account for one of the quoted periods, the nonstandardized total return quotations will show the investment performance such underlying Portfolios would have achieved had they been held as Subaccounts within the Separate Account for the period quoted.

Performance information will be shown for periods from April 6, 1982 (inception) for the Scudder Money Market (formerly Kemper Money Market) Subaccount, Scudder Total Return (formerly Kemper Total Return) Subaccount and Scudder High Yield (formerly Kemper High Yield) Subaccount, and for periods from December 9, 1983 (inception) for the Kemper Growth (formerly Kemper Growth) Subaccount. In addition, on that date the Scudder Government Securities (formerly Kemper Government Securities) Subaccount was added to the Separate Account to invest in the Fund's Government Securities Portfolio. For the Scudder Government Securities (formerly Kemper Government Securities) Subaccount, performance figures will reflect investment experience as if the Scudder Government Securities (formerly Kemper Government Securities) Subaccount had been available under the Contracts since September 3, 1987, the inception date of the Scudder Government Securities (formerly Kemper Government Securities) Portfolio.

The yield for the Scudder High Yield (formerly Kemper High Yield) Subaccount, the Scudder Investment Grade Bond (formerly Kemper Investment Grade Bond) Subaccount, the Scudder Government Securities (formerly Kemper Government Securities) Subaccount and the Scudder Bond (formerly Scudder VLIF Bond) Subaccount is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. The yields for the Scudder High Yield (formerly Kemper High Yield) Subaccount, the Scudder Government Securities (formerly Kemper Government Securities) Subaccount, the Scudder Investment Grade Bond (formerly Kemper Investment Grade Bond) Subaccount, and the Scudder Bond (formerly Scudder VLIF Bond) Subaccount, based upon the one month period ended March 31, 2001 were 10.18%, 4.25%, 3.54%, and 3.16%, respectively. The yield quotation is computed by dividing the net investment income per unit earned during the specified one month or 30-day period by the accumulation unit values on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                              YIELD  =   2[( a-b +1)/6/-1]
                                             ---
                                             cd

a  =   net dividends and interest earned during the period by the Fund attributable to the Subaccount

b  =   expenses accrued for the period (net of reimbursements)

c  =   the average daily number of Accumulation Units outstanding during the period

d  =   the Accumulation Unit value per unit on the last day of the period

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to each Subaccount, but does not reflect the deduction of premium taxes.

The Scudder Money Market (formerly Kemper Money Market) Subaccount's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and computed as follows: the net change in the Accumulation Unit Value during the period is divided by the Accumulation Unit Value at the beginning of the period ("base period return") and the result is divided by 7 and multiplied by 365 and the current yield figure carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the Account's portfolio are not included in the calculation. The yield for the seven-day period ended March 31, 2001 was ______% for the Scudder Money Market (formerly Kemper Money Market) Subaccount. The average portfolio maturity was ____ days.

The Scudder Money Market (formerly Kemper Money Market) Subaccount's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)/365/7/-1. The effective yield for the seven-day period ended March 31, 2001 was ______% for the Scudder Money Market (formerly Kemper Money Market) Subaccount.

In computing yield, the Separate Account follows certain standard accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with the accounting practices that the Separate Account uses in the preparation of its annual and semi-annual financial statements.

A Subaccount's performance quotations are based upon historical earnings and are not necessarily representative of future performance. The Subaccount's units are sold at Accumulation Unit value. Performance figures and Accumulation Unit value will fluctuate. Factors affecting a Subaccount's performance include general market conditions, operating expenses and investment management. Units of a Subaccount are redeemable at Accumulation Unit value, which may be more or less than original cost. Standardized average annual total returns include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Standardized average annual total returns do not reflect the effect of any applicable premium tax. Yield, effective yield and nonstandardized total returns include the deduction of all expenses and fees except the effect of premium taxes that may be imposed upon the redemption of units and the prorated portion of the Records Maintenance Charge. Thus, nonstandardized total return figures may be higher than if these charges were deducted.

The Subaccounts may also provide comparative information on an annualized or nonannualized (cumulative) basis with regard to various indexes described in the Prospectus. In addition, the Subaccounts may provide performance analysis rankings of Lipper Analytical Services, Inc., the VARDS Report, Morningstar, Inc., Ibbotson Associates or Micropal. From time to time, the Separate Account may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA today, Institutional Investor, National Underwriter, Selling Life Insurance, Broker World, Registered Representative, Investment Advisor and VARDS.

The tables in Appendix A include standardized average annual total return and nonstandardized total return quotations for various periods as of December 31, 2000. The standardized performance figures reflect the deduction of all expenses and fees, including the MIAA charge and a prorated portion of the Records Maintenance Charge. The standardized performance does not reflect the current charge for the MIAA program, the Guaranteed Minimum Death Benefit rider, the Earnings Based Death Benefit rider and the Guaranteed Retirement Income Benefit rider. If such charges were reflected, standardized performance would be lower. The nonstandardized performance figures reflect the deduction of all expenses and fees, excluding a prorated portion of the Records Maintenance Charge. The nonstandardized performance does not reflect the current charge for the MIAA program, the Guaranteed Minimum Death Benefit rider, the Earnings Based Death Benefit rider and the Guaranteed Retirement Income Benefit rider. If such charges were reflected, nonstandardized performance would be lower.

                               STATE REGULATION

KILICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. KILICO's books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, KILICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                    EXPERTS

The combined statements of assets and liabilities and contract owners' equity of Kemper Investors Life Insurance Company's KILICO Variable Annuity Separate Account as of December 31, 2000 and the related combined statements of operations for the year then ended and the combined statements of changes in contract owners' equity for each of the two years in the period then ended have been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                             FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for the Separate Account which reflect assets attributable to the Contracts and also reflect assets attributable to other variable annuity contracts offered by KILICO through the Separate Account.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Kemper Investors Life Insurance Company and Contract Owners of Kemper Investors Life Insurance Company's KILICO Variable Annuity Separate Account

In our opinion, the accompanying combined statement of assets and liabilities and contract owners' equity and the related combined statement of operations and combined statements of changes in contract owners' equity present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company's KILICO Variable Annuity Separate Account (the "Company"), at December 31, 2000 and the results of its operations for the year then ended and the changes in its policy owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of portfolio shares owned at December 31, 2000 by correspondence with the underlying funds. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 20, 2001
Chicago, Illinois

KILICO Variable Annuity Separate Account

Combined Statement of Assets and Liabilities and Contract Owners' Equity

December 31, 2000
(in thousands)

                                                                             Kemper Variable Series
                                                     -----------------------------------------------------------------------------
                                       Total KILICO
                                         Variable      Kemper        Kemper                                               Kemper
                                         Annuity       Money       Technology      Kemper     Kemper High     Kemper    Government
                                         Separate      Market        Growth     Total Return     Yield        Growth    Securities
                                         Account     Subaccount    Subaccount    Subaccount    Subaccount   Subaccount  Subaccount
                                     -----------     ----------    ----------    ----------    ----------   ----------  ----------
Assets
Investments in underlying portfolio
 funds, at current values..........  $ 4,040,708        131,453        97,837       603,746       172,927      424,084      70,651
Dividends and other receivables....        3,681            320                         259           195          219          43
                                     -----------     ----------    ----------    ----------    ----------   ----------  ----------
Total assets.......................    4,044,389        131,773        97,837       604,005       173,122      424,303      70,694
                                     -----------     ----------    ----------    ----------    ----------   ----------  ----------
Liabilities and Contract Owners'
 Equity
Liabilities:
Mortality and expense risk and
 administrative charges............          662             94                         563             -            -           -
Other payables.....................        1,800            363                           7             4           14          13
                                     -----------     ----------    ----------    ----------    ----------   ----------  ----------
Total liabilities..................        2,462            457             -           570             4           14          13

                                     -----------     ----------    ----------    ----------    ----------   ----------  ----------
Contract Owners' Equity............  $ 4,041,927        131,316        97,837       603,435       173,118      424,289      70,681
                                     ===========     ==========    ==========    ==========    ==========   ==========  ==========

Analysis of Contract Owners' Equity
Excess (deficiency) of proceeds
 from units sold over payments for
 units redeemed....................  $ 2,203,575         48,530       129,894       (93,459)      (25,464)     (32,620)     28,132
Accumulated net investment income
 (loss)............................    1,456,135         82,786          (954)      511,849       241,951      317,583      40,979
Accumulated net realized gain
 (loss) on sales of investments....      455,543              -           788       157,506       (12,604)     127,400        (602)
Unrealized appreciation
 (depreciation) of investments.....     (73,326)              -       (31,891)       27,539       (30,765)      11,926       2,172
                                     -----------     ----------    ----------    ----------    ----------   ----------  ----------
Contract Owners' Equity............  $ 4,041,927        131,316        97,837       603,435       173,118      424,289      70,681
                                     ===========     ==========    ==========    ==========    ==========   ==========  ==========

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

Combined Statement of Assets and Liabilities and Contract Owners' Equity

December 31, 2000
(in thousands)

                              Kemper Variable Series  Scudder Variable Life Investment Fund       The Alger American Fund
                              ---------------------- --------------------------------------  ---------------------------------------
                                                                                                                            Alger
                               Kemper      Kemper   Scudder VLIF                                          Alger American  American
                             Small Cap   Investment   Capital     Scudder VLIF Scudder VLIF Alger American     Small        MidCap
                                Growth    Grade Bond    Growth    International     Bond         Growth     Capitalization  Growth
                             Subaccount  Subaccount  Subaccount    Subaccount   Subaccount    Subaccount     Subaccount   Subaccount
                             ----------  ---------- -----------  ------------- ------------ -------------- -------------- ---------
Assets
Investments in underlying
 portfolio funds, at current
 values......................  $184,750      24,510      27,239         58,711        1,339        20,472          4,853          4
Dividends and other
receivables..................       171           9           6              2            1            13              -          -
                               --------    --------   ---------       --------      -------      --------      ---------  ----------
Total assets.................   184,921      24,519      27,245         58,713        1,340        20,485          4,853          4
                               --------    --------   ---------       --------      -------      --------      ---------  ----------
Liabilities and Contract
 Owners' Equity
Liabilities:
Mortality and expense risk
 and administrative charges..         -           -           -              -            -             -              -          -
Other payables...............         1          41           1             26            -             1             68          -
                               --------    --------   ---------       --------      -------      --------      ---------  ----------
Total liabilities............         1          41           1             26            -             1             68          -

                               --------    --------   ---------       --------      -------      --------      --------- -----------
Contract Owners' Equity......  $184,920      24,478      27,244         58,687        1,340        20,484          4,785          4
                               ========    ========   =========       ========      =======      ========      ========= ===========

Analysis of Contract Owners'
 Equity
Excess of proceeds from units
 sold over payments for units
 redeemed....................  $114,725      22,452      27,901         60,560        1,267        23,252          6,846          5
Accumulated net investment
income ......................    39,970       1,107       2,143          4,879           17         2,095          1,914          -
Accumulated net realized gain
 (loss) on sales of
 investments.................    36,398         103         195         (6,650)           4          (968)        (2,218)         -
Unrealized appreciation
 (depreciation) of
 investments.................    (6,173)        816      (2,995)          (102)          52        (3,895)        (1,757)        (1)
                               --------    --------   ---------       --------      -------      --------      --------- -----------
Contract Owners' Equity......  $184,920      24,478      27,244         58,687        1,340        20,484          4,785          4
                               ========    ========   =========       ========      =======      ========      ========= ===========

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

Combined Statement of Assets and Liabilities and Contract Owners' Equity (Continued)

December 31, 2000
(in thousands)

                                                                                                Fidelity Variable
                                                      Janus Aspen Series                     Insurance Products Fund
                                     -----------------------------------------------------   -----------------------
                                                   Janus Aspen  Janus Aspen                  Fidelity VIP
                                     Janus Aspen   Aggressive    Worldwide     Janus Aspen      Equity    Fidelity VIP
                                       Growth        Growth        Growth        Balanced       Income       Growth
                                     Subaccount    Subaccount    Subaccount     Subaccount    Subaccount   Subaccount
                                     ----------    ----------    ----------     ----------    ----------   ----------
Assets
Investments in underlying
 portfolio funds, at current
 values.........................     $  285,469       146,882       307,523        170,980        43,158       92,687
Dividends and other
 receivables....................             60           211            15             75           350          243
                                     ----------    ----------    ----------     ----------    ----------   ----------
Total assets....................        285,529       147,093       307,538        171,055        43,508       92,930
                                     ----------    ----------    ----------     ----------    ----------   ----------
Liabilities and Contract Owners'
 Equity
 Liabilities:
Mortality and expense risk and
 administrative charges.........              -             -             -              -             -            -
Other payables..................             32            32           388             17           145          386
                                     ----------    ----------    ----------     ----------    ----------   ----------
Total liabilities...............             32            32           388             17           145          386

                                     ----------    ----------    ----------     ----------    ----------   ----------
Contract Owners' Equity.........     $  285,497       147,061       307,150        171,038        43,363       92,544
                                     ==========    ==========    ==========     ==========    ==========   ==========

Analysis of Contract Owners'
 Equity
Excess of proceeds from units
 sold over payments for units
 redeemed.......................     $  267,744       143,003       209,107        142,020        32,604       76,814
Accumulated net investment
 income ........................         23,404        20,546        25,856         19,232         5,961       14,221
Accumulated net realized gain
 on sales of investments........         15,952        13,790        17,906          4,301         2,577        5,709
Unrealized appreciation
 (depreciation) of investments..        (21,603)      (30,278)       54,281          5,485         2,221       (4,200)
                                     ----------    ----------    ----------     ----------    ----------   ----------
Contract Owners' Equity.........     $  285,497       147,061       307,150        171,038        43,363       92,544
                                     ==========    ==========    ==========     ==========    ==========   ==========

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

Combined Statement of Assets and Liabilities and Contract Owners' Equity

December 31, 2000
(in thousands)

                                                                                                          The Dreyfus
                                                                                                            Socially
                                     Fidelity Variable         American Century     J.P. Morgan   Warburg   Responsible
                                         Insurance                Variable            Series       Pincus     Growth
                                      Products Fund II         Portfolios, Inc.      Trust II      Trust     Fund, Inc.
                                 - ----------------------  ------------------------ -----------  ---------- -----------
                                                             American                             Warburg    Dreyfus
                                    Fidelity    Fidelity    Century VP    American  J.P. Morgan    Pincus    Socially
                                     VIP II      VIP II      Income &    Century VP    Small      Emerging  Responsible
                                   Index 500   Contrafund     Growth       Value      Company      Markets    Growth       Other
                                   Subaccount  Subaccount   Subaccount   Subaccount  Subaccount  Subaccount  Subaccount Subaccounts
                                   ----------  ----------   ----------   ----------  ----------  ----------  ---------  -----------
Assets
Investments in underlying
 portfolio funds at current
 values..........................  $  155,369      76,596        4,900        2,973       1,699       9,991     11,004      908,901
Dividends and other receivables..         378          91            -            7           -           -          3        1,010
                                   ----------  ----------   ----------   ----------  ----------  ----------  ---------  -----------
Total assets.....................     155,747      76,687        4,900        2,980       1,699       9,991     11,007      909,911
                                   ----------  ----------   ----------   ----------  ----------  ----------  ---------  -----------
Liabilities and Contract Owners'
 Equity
Liabilities:
Mortality and expense risk and
 administrative charges..........           -           -            -            -           -           -          1            4
Other payables...................           1          39            9            -          11          14         60          127
                                   ----------  ----------   ----------   ----------  ----------  ----------  ---------  -----------
Total liabilities................           1          39            9            -          11          14         61          131

                                   ----------  ----------   ----------   ----------  ----------  ----------  ---------  -----------
Contract Owners' Equity..........  $  155,746      76,648        4,891        2,980       1,688       9,977     10,946      909,780
                                   ==========  ==========   ==========   ==========  ==========  ==========  =========  ===========

Analysis of Contract Owners'
 Equity
Excess of proceeds
 from units sold over payments
 for units redeemed..............  $  127,121      54,977        5,209        2,785       1,973      13,019     12,034      803,144
Accumulated net investment income
 (loss)..........................       1,186      11,490          (61)          20          18         333         26       87,584
Accumulated net realized gain
 (loss) on sales of investments..      17,724      10,423           99          (64)        (72)        225        120       67,501
Unrealized appreciation
 (depreciation) of investments...       9,715        (242)        (356)         239        (231)     (3,600)    (1,234)     (48,449)
                                   ----------  ----------   ----------   ----------  ----------  ----------  ---------  -----------
Contract Owners' Equity..........  $  155,746      76,648        4,891        2,980       1,688       9,977     10,946      909,780
                                   ==========  ==========   ==========   ==========  ==========  ==========  =========  ===========

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

Combined Statement of Operations

For the year ended December 31, 2000
(in thousands)

                                                                     Kemper Variable Series
                                                    -------------------------------------------------------
                                     Total KILICO
                                       Variable                      Kemper
                                       Annuity         Kemper      Technology      Kemper       Kemper High
                                       Separate     Money Market     Growth     Total Return       Yield
                                       Account       Subaccount    Subaccount    Subaccount      Subaccount
                                    ----------      ------------   ----------    ----------      ----------
Revenue
Dividends and capital gains
 distributions....................  $  350,269             7,623          235        53,394          24,021
                                    ----------      ------------   ----------    ----------      ----------

Expenses
Mortality and expense risk
 and administrative charges.......      51,424             2,033        1,032         8,148           2,163
Records Maintenance charge........       1,734                29            8           285              91
Guaranteed Retirement Income
 Benefit..........................       1,762                37          161            78              35
                                    ----------      ------------   ----------    ----------      ----------
Total Expenses....................      54,920             2,099        1,201         8,511           2,289
                                    ----------      ------------   ----------    ----------      ----------

Net investment income (loss)......     295,349             5,524         (966)       44,883          21,732
                                    ----------      ------------   ----------    ----------      ----------
Net Realized and Unrealized Gain
 (loss) on Investments
Net realized gain (loss) on sales
 of investments...................      73,014                 -          677        19,360         (16,574)
Change in unrealized
 depreciation of investments......    (914,152)                -      (36,088)      (89,810)        (22,469)
                                    ----------      ------------   ----------    ----------      ----------
Net realized and unrealized
 loss on investments..............    (841,138)                -      (35,411)      (70,450)        (39,043)
                                    ----------      ------------   ----------    ----------      ----------
Net increase (decrease) in
 Contract Owners' Equity
 resulting from operations........  $ (545,789)            5,524      (36,377)      (25,567)        (17,311)
                                    ==========      ============   ==========    ==========      ==========

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

Combined Statement of Operations

For the year ended December 31, 2000
(in thousands)

                                                       Kemper Variable Series
                                       -----------------------------------------------------
                                                        Kemper        Kemper        Kemper
                                          Kemper      Government     Small Cap    Investment
                                          Growth      Securities      Growth      Grade Bond
                                        Subaccount    Subaccount    Subaccount    Subaccount
                                       -----------    ----------    ----------    ----------
Revenue
Dividends and capital gains
 distributions......................   $    49,162         4,470        18,506         1,072
                                       -----------    ----------    ----------    ----------
Expenses
Mortality and expense risk
 and administrative charges.........         6,647           799         2,344           258
Records Maintenance charge..........           200            28            85             4
Guaranteed Retirement Income
 Benefit............................            41            16            60            15
                                       -----------    ----------    ----------    ----------
Total Expenses......................         6,888           843         2,489           277
                                       -----------    ----------    ----------    ----------

Net investment income ..............        42,274         3,627        16,017           795
                                       -----------    ----------    ----------    ----------
Net Realized and Unrealized Gain
 (loss) on Investments
Net realized gain (loss) on sales of
 investments........................        27,025          (948)       11,315          (265)
Change in unrealized appreciation
 (depreciation) of investments......      (177,074)        3,103       (58,020)        1,193
                                       -----------    ----------    ----------    ----------
Net realized and unrealized gain
 (loss) on investments..............      (150,049)        2,155       (46,705)          928
                                       -----------    ----------    ----------    ----------
Net increase (decrease) in Contract
 Owners' Equity resulting from
 operations.........................   $  (107,775)        5,782       (30,688)        1,723
                                       ===========    ==========    ==========    ==========

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

For the year ended December 31, 2000
(in thousands)

                                         Scudder Variable Life Investment Fund                 The Alger American Fund
                                         ---------------------------------------- -------------------------------------------------
                                      Scudder VLIF
                                         Capital     Scudder VLIF    Scudder VLIF Alger American    Alger American    Alger American
                                         Growth      International     Bond           Growth     Small Capitalization MidCap Growth
                                       Subaccount      Subaccount     Subaccount    Subaccount        Subaccount       Subaccount(a)
                                       ----------      ----------     ----------    ----------        ----------       ----------
Revenue
Dividends and capital gains
 distributions......................   $    2,305           4,485             26         2,377             2,086                -
                                       ----------      ----------     ----------    ----------        ----------     ------------
Expenses
Mortality and expense risk and
 and administrative charges.........          304             240              8           236               157                -
Records Maintenance charge..........            5               6              -            14                 5                -
Guaranteed Retirement Income
 Benefit............................           41              88              -             -                 -                -
                                       ----------      ----------     ----------    ----------        ----------     ------------
Total Expenses......................          350             334              8           250               162                -
                                       ----------      ----------     ----------    ----------        ----------     ------------

Net investment income ..............        1,955           4,151             18         2,127             1,924                -
                                       ----------      ----------     ----------    ----------        ----------     ------------
Net Realized and Unrealized Gain
 (loss) on Investments
Net realized gain (loss) on sales of
 investments........................          159          (9,580)             2        (1,010)           (2,473)               -
Change in unrealized appreciation
 (depreciation) of investments......       (5,217)         (2,773)            51        (5,258)           (2,117)              (1)
                                       ----------      ----------     ----------    ----------        ----------     ------------
Net realized and unrealized gain
 (loss) on investments..............       (5,058)        (12,353)            53        (6,268)           (4,590)              (1)
                                       ----------      ----------     ----------    ----------        ----------     ------------
Net increase (decrease) in Contract
 Owners' Equity resulting fromting
 operations.........................   $   (3,103)         (8,202)            71        (4,141)           (2,666)              (1)
                                       ==========      ==========     ==========    ==========        ==========     ============

(a) For the period (commencement of operations): September 28, 2000 to December 31, 2000.

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

For the year ended December 31, 2000
(in thousands)

                                                                                                          Fidelity Variable
                                                            Janus Aspen Series                        Insurance Products Fund
                                         ---------------------------------------------------------    -----------------------
                                                        Janus Aspen   Janus Aspen                      Fidelity      Fidelity
                                         Janus Aspen     Aggressive    Worldwide       Janus Aspen        VIP          VIP
                                           Growth          Growth        Growth          Balanced    Equity Income    Growth
                                         Subaccount     Subaccount    Subaccount        Subaccount    Subaccount    Subaccount
                                         ----------     ----------    ----------        ----------    ----------    ----------
Revenue
Dividends and capital gains
 distributions......................     $   25,877         22,207        29,833            18,898         3,468        10,072
                                         ----------     ----------    ----------        ----------    ----------    ----------
Expenses
Mortality and expense risk and
 and administrative charges.........          3,978          2,203         4,744             2,038           589         1,327
Records Maintenance charge..........            132            117           173                85            26            65
Guaranteed Retirement Income
 Benefit............................            266              -             -                 -             -             -
                                         ----------     ----------    ----------        ----------    ----------    ----------
Total Expenses......................          4,376          2,320         4,917             2,123           615         1,392
                                         ----------     ----------    ----------        ----------    ----------    ----------

Net investment income...............         21,501         19,887        24,916            16,775         2,853         8,680
                                         ----------     ----------    ----------        ----------    ----------    ----------
Net realized and unrealized gain
 (loss) on investments
Net realized gain on sales of
 investments........................         9,844          9,804         9,421             2,057           693         3,666
Change in unrealized
 depreciation of investments........       (86,494)      (105,037)      (98,483)          (25,020)       (1,195)      (25,747)
                                        ----------     ----------    ----------        ----------    ----------    ----------
Net realized and unrealized
 loss on investments................       (76,650)       (95,233)      (89,062)          (22,963)         (502)      (22,081)
                                        ----------     ----------    ----------        ----------    ----------    ----------
Net increase (decrease) in Contract
 Owners' Equity resulting from
 operations.........................    $  (55,149)       (75,346)      (64,146)           (6,188)        2,351       (13,401)
                                        ==========     ==========    ==========        ==========    ==========    ==========

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

For the year ended December 31, 2000
(in thousands)

                                                                                                           The Dreyfus
                                                                                                            Socially
                                    Fidelity Variable         American Century     J.P. Morgan   Warburg   Responsible
                                        Insurance                Variable            Series       Pincus    Growth
                                     Products Fund II         Portfolios, Inc.      Trust II      Trust     Fund, Inc.
                                 -----------------------  ------------------------ -----------  ---------- ------------
                                                            American                             Warburg    Dreyfus
                                   Fidelity    Fidelity    Century VP    American  J.P. Morgan    Pincus    Socially
                                    VIP II      VIP II      Income &    Century VP    Small      Emerging  Responsible
                                  Index 500   Contrafund     Growth       Value      Company      Markets    Growth        Other
                                  Subaccount  Subaccount   Subaccount   Subaccount  Subaccount  Subaccount  Subacount   Subaccounts
                                 -----------  ----------  -----------   ----------  ----------  ----------  ---------   -----------
Revenue
Dividends and capital
 gains distributions...........  $     2,442      10,220           20           32          43         386          89       56,920
                                 -----------  ----------  -----------   ----------  ----------  ----------  ----------  -----------
Expenses
Mortality and expense risk and
 administrative charges........        1,890       1,031           65            9          30         129         138        8,884
Records Maintenance charge.....          116          47            3            1           1           -           5          203
Guaranteed Retirement Income
 Benefit.......................            -           -            -            -           -          17           7          900
                                 -----------  ----------  -----------   ----------  ----------  ----------  ----------  -----------
Total Expenses.................        2,006       1,078           68           10          31         146         150        9,987
                                 -----------  ----------  -----------   ----------  ----------  ----------  ----------  -----------

Net investment income (loss)...          436       9,142          (48)          22          12         240         (61)      46,933
                                 -----------  ----------  -----------   ----------  ----------  ----------  ----------  -----------
Net Realized and Unrealized
 Gain (loss) on Investments
Net realized gain (loss) on
 sales of investments..........        6,654       1,979           88          (61)        (91)        161          89        1,022
Change in unrealized
 appreciation (depreciation) of
 investments...................      (25,473)    (17,749)        (595)         287        (275)     (4,074)     (1,502)    (128,315)
                                 -----------  ----------  -----------   ----------  ----------  ----------  ----------  -----------
Net realized and unrealized
 gain (loss) on investments....      (18,819)    (15,770)        (507)         226        (366)     (3,913)     (1,413)    (127,293)
                                 -----------  ----------  -----------   ----------  ----------  ----------  ----------  -----------
Net increase (decrease) in
 Contract Owners' Equity
 resulting from operations.....  $   (18,383)     (6,628)        (555)         248        (354)     (3,673)     (1,474)     (80,360)
                                 ===========  ==========  ===========   ==========  ==========  ==========  ==========  ===========

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

Combined Statements of Changes in Contract Owners' Equity

For the year ended December 31, 2000
(in thousands)

                                                                                 Kemper Variable Series
                                                           -----------------------------------------------------------
                                             Total KILICO
                                               Variable                       Kemper
                                               Annuity        Kemper        Technology       Kemper       Kemper High
                                               Separate    Money Market       Growth      Total Return       Yield
                                               Account      Subaccount      Subaccount     Subaccount     Subaccount
                                               -------      ----------      ----------     ----------     ----------
Operations
Net investment income (loss)..........     $   295,349           5,524            (966)        44,883         21,732
Net realized gain (loss) on sales of
 investments..........................          73,014               -             677         19,360        (16,574)
Change in unrealized
 depreciation of investments..........        (914,152)              -         (36,088)       (89,810)       (22,469)
                                           -----------      ----------      ----------     ----------     ----------
Net increase (decrease) in Contract
 Owners' Equity resulting from
 operations...........................        (545,789)          5,524         (36,377)       (25,567)       (17,311)
                                           -----------      ----------      ----------     ----------     ----------
Account Unit Transactions
Proceeds from units sold..............         862,463          71,059          73,694         30,764         11,863
Net transfers (to) from affiliate and
 subaccounts..........................         335,849         (48,837)         43,173        (26,068)        (3,472)
Payments for units redeemed...........        (426,615)        (34,107)         (2,236)       (91,502)       (35,680)
                                           -----------      ----------      ----------     ----------     ----------
Net increase (decrease) in Contract
 Owners' Equity from account unit
 transactions.........................         771,697         (11,885)        114,631        (86,806)       (27,289)
                                           -----------      ----------      ----------     ----------     ----------
Total increase (decrease) in Contract
 Owners' Equity.......................         225,908          (6,361)         78,254       (112,373)       (44,600)
Beginning of year                            3,816,019         137,677          19,583        715,808        217,718
                                           -----------      ----------      ----------     ----------     ----------
End of year...........................     $ 4,041,927         131,316          97,837        603,435        173,118
                                           ===========      ==========      ==========     ==========     ==========

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

Combined Statements of Changes in Contract Owners' Equity

For the year ended December 31, 2000
(in thousands)

                                                                Kemper Variable Series
                                             ------------------------------------------------------
                                                              Kemper        Kemper        Kemper
                                                Kemper      Government    Small Cap     Investment
                                                Growth      Securities      Growth      Grade Bond
                                              Subaccount    Subaccount    Subaccount    Subaccount
                                              ----------    ----------    ----------    ----------
Operations
Net investment income ................        $   42,274         3,627        16,017           795
Net realized gain (loss) on sales of
 investments..........................            27,025          (948)       11,315          (265)
Change in unrealized appreciation
 (depreciation) of investments........          (177,074)        3,103       (58,020)        1,193
                                              ----------    ----------    ----------    ----------
Net increase (decrease) in Contract
 Owners' Equity resulting from
 operations...........................          (107,775)        5,782       (30,688)        1,723
                                              ----------    ----------    ----------    ----------
Account Unit Transactions
Proceeds from units sold .............            30,406         6,590        33,357         3,180
Net transfers (to) from affiliate and
 subaccounts..........................            (5,086)         (795)       35,531         3,950
Payments for units redeemed...........           (67,289)      (12,605)      (19,336)       (3,255)
                                              ----------    ----------    ----------    ----------
Net increase (decrease) in Contract
 Owner's Equity from account unit
transactions..........................           (41,969)       (6,810)       49,552         3,875
                                              ----------    ----------    ----------    ----------
Total increase (decrease) in Contract
 Owners' Equity.......................          (149,744)       (1,028)       18,864         5,598
Beginning of year ....................           574,033        71,709       166,056        18,880
                                              ----------    ----------    ----------    ----------
End of year...........................        $  424,289        70,681       184,920        24,478
                                              ==========    ==========    ==========    ==========

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

For the year ended December 31, 2000
(in thousands)

                                               Scudder Variable Life Investment Fund               The Alger American Fund
                                               -------------------------------------       ----------------------------------------
                                                                                                          Alger           Alger
                                           Scudder VLIF                                      Alger       American        American
                                             Capital     Scudder VLIF       Scudder VLIF    American       Small           MidCap
                                             Growth      International          Bond         Growth    Capitalization     Growth
                                           Subaccount     Subaccount         Subaccount    Subaccount    Subaccount    Subaccount(a)
                                           ----------     ----------         ----------    ----------    ----------    -------------
Operations
Net investment income...................   $    1,955          4,151                 18         2,127         1,924              -
Net realized gain (loss) on sales of
 investments............................          159         (9,580)                 2        (1,010)       (2,473)             -
Change in unrealized appreciation
 (depreciation) of investments..........       (5,217)        (2,773)                51        (5,258)       (2,117)            (1)
                                           ----------     ----------         ----------    ----------    ----------      ---------
Net increase (decrease) in Contract
 Owners' Equity resulting from
 operations.............................       (3,103)        (8,202)                71        (4,141)       (2,666)            (1)
                                           ----------     ----------         ----------    ----------    ----------      ---------
Account Unit Transactions
Proceeds from units sold ...............       10,374         26,465                393         5,450         1,912              5
Net transfers (to) from affiliate and
 subaccounts............................        7,230         14,156                713         9,119         3,761              -
Payments for units redeemed.............         (982)        (1,314)               (13)         (855)         (365)             -
                                           ----------     ----------         ----------    ----------    ----------      ---------
Net increase in Contract Owners' Equity
 from account unit transactions........        16,622         39,307              1,093        13,714         5,308              5
                                           ----------     ----------         ----------    ----------    ----------      ---------
Total increase in Contract Owners'
 Equity.................................       13,519         31,105              1,164         9,573         2,642              4
Beginning of year.......................       13,725         27,582                176        10,911         2,143              -
                                           ----------     ----------         ----------    ----------    ----------      ---------
End of year.............................   $   27,244         58,687              1,340        20,484         4,785              4
                                           ==========     ==========         ==========    ==========    ==========      =========

(a) For the period (commencement of operations): September 28, 2000 to December 31, 2000.

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

For the year ended December 31, 2000
(in thousands)

                                                                                                    Fidelity Variable Insurance
                                                              Janus Aspen Series                          Products Fund
                                               ------------------------------------------------    -----------------------------
                                                             Janus Aspen  Janus Aspen               Fidelity VIP
                                               Janus Aspen    Aggressive   Worldwide  Janus Aspen     Equity       Fidelity VIP
                                                 Growth         Growth      Growth     Balanced       Income          Growth
                                              Subaccount     Subaccount   Subaccount Subaccount     Subaccount     Subaccount
                                               ----------   ----------   ----------   ----------     ----------     ----------
Operations
Net investment income ...................      $   21,501       19,887       24,916       16,775          2,853          8,680
Net realized gain on sales of
 investments.............................           9,844        9,804        9,421        2,057            693          3,666
Change in unrealized depreciation
 of investments..........................         (86,494)    (105,037)     (98,483)     (25,020)        (1,195)       (25,747)
                                               ----------   ----------   ----------   ----------     ----------     ----------
Net increase (decrease) in Contract
 Owners' Equity resulting from
 operations..............................         (55,149)     (75,346)     (64,146)      (6,188)         2,351        (13,401)
                                               ----------   ----------   ----------   ----------     ----------     ----------
Account Unit Transactions
Proceeds from units sold ................          57,316       28,406       38,769       22,994          4,482         12,794
Net transfers (to) from affiliate and
 subaccounts.............................          59,436       46,904       25,761       20,123         (5,358)         8,768
Payments for units redeemed..............         (16,605)     (11,296)     (22,250)      (9,984)        (3,341)        (6,919)
                                               ----------   ----------   ----------   ----------     ----------     ----------
Net increase (decrease) in Contract
 Owners' Equity from unit transactions...         100,147       64,014       42,280       33,133         (4,217)        14,643
                                               ----------   ----------   ----------   ----------     ----------     ----------
Total increase (decrease) in Contract
 Owners' Equity..........................          44,998      (11,332)     (21,866)      26,945         (1,866)         1,242
Beginning of year........................         240,499      158,393      329,016      144,093         45,229         91,302
                                               ----------   ----------   ----------   ----------     ----------     ----------
End of year..............................      $  285,497      147,061      307,150      171,038         43,363         92,544
                                               ==========   ==========   ==========   ==========     ==========     ==========

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

For the year ended December 31, 2000
(in thousands)

                                                                                                            The Dreyfus
                                                                                                              Socially
                                       Fidelity Variable          American Century  J.P. Morgan    Warburg   Responsible
                                           Insurance                Variable           Series      Pincus      Growth
                                         Products Fund II         Portfolios, Inc.    Trust II     Trust     Fund, Inc.
                                      ----------------------  ---------------------- ----------  ----------  ----------
                                                               American                           Warburg     Dreyfus
                                       Fidelity    Fidelity   Century VP   American  JP Morgan     Pincus     Socially
                                        VIP II      VIP II     Income &   Century VP   Small      Emerging   Responsible
                                      Index 500   Contrafund    Growth      Value     Company      Markets     Growth       Other
                                      Subaccount  Subaccount  Subaccount  Subaccount Subaccount  Subaccount  Subaccount  Subaccounts
                                      ----------  ----------  ----------  ---------- ----------  ----------  ----------  -----------
Operations
Net investment income (loss).......     $    436       9,142         (48)         22         12         240         (61)    46,933
Net realized gain (loss) on sales
 of investments....................        6,654       1,979          88         (61)       (91)        161          89      1,022
Change in unrealized appreciation
 (depreciation) of investments.....      (25,473)    (17,749)       (595)        287       (275)     (4,074)     (1,502)  (128,315)
                                        --------  ----------  ----------  ---------- ----------  ----------  ----------  ---------
Net increase (decrease) in Contract
 Owners' Equity resulting from
 operations........................      (18,383)     (6,628)       (555)        248       (354)     (3,673)     (1,474)   (80,360)
                                        --------  ----------  ----------  ---------- ----------  ----------  ----------  ---------
Account Unit Transactions
Proceeds from units sold ..........       21,874       9,085         599         277        639       7,692       6,369    345,655
Net transfers (to) from affiliate
 and subaccounts...................       (5,501)      1,010       2,367       2,044      1,182       3,151       3,456    139,131
Payments for units redeemed........      (12,523)     (5,215)       (244)       (169)      (149)       (238)       (272)   (67,871)
                                        --------  ----------  ----------  ---------- ----------  ----------  ----------  ---------
Net increase in Contract Owners'
 Equity from account unit
 transactions......................        3,850       4,880       2,722       2,152      1,672      10,605       9,553    416,915
                                        --------  ----------  ----------  ---------- ----------  ----------  ----------  ---------
Total increase (decrease) in
 Contract Owners' Equity...........      (14,533)     (1,748)      2,167       2,400      1,318       6,932       8,079    336,555
Beginning of year..................      170,279      78,396       2,724         580        370       3,045       2,867    573,225
                                        --------  ----------  ----------  ---------- ----------  ----------  ----------  ---------
End of year........................     $155,746      76,648       4,891       2,980      1,688       9,977      10,946    909,780
                                        ========  ==========  ==========  ========== ==========  ==========  ==========  =========

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

Combined Statements of Changes in Contract Owners' Equity


For the year ended December 31, 1999
(in thousands)

                                                                                 Kemper Variable Series
                                                        -----------------------------------------------------------------------
                                         Total KILICO
                                           Variable                       Kemper
                                           Annuity        Kemper        Technology        Kemper      Kemper High      Kemper
                                           Separate    Money Market       Growth       Total Return      Yield         Growth
                                           Account      Subaccount     Subaccount(a)    Subaccount     Subaccount    Subaccount
                                         -----------    ------------   --------------   ------------   ------------  ------------
Operations
Net investment income (loss)...........  $  100,537        4,221                  12        51,140         21,146        (7,131)
Net realized gain (loss) on sales of
 investments...........................     112,611            -                 111        29,197         (6,838)       30,772
Change in unrealized appreciation
 (depreciation) of investments.........     503,224            -               4,197         8,683        (10,902)      134,497
                                         ----------     --------          ----------    ----------     ----------    ----------
Net increase in Contract Owners' Equity
 resulting from operations.............     716,372        4,221               4,320        89,020          3,406       158,138
                                         ----------     --------          ----------    ----------     ----------    ----------

Account Unit Transactions
Proceeds from units sold...............     515,845       45,378               9,935        42,169         22,709        25,447
Net transfers (to) from affiliate and
 subaccounts...........................     160,211       18,795               5,358       (49,778)       (27,431)      (66,997)
Payments for units redeemed............    (393,774)     (37,819)                (30)     (101,982)       (43,328)      (80,300)
                                         ----------     --------          ----------    ----------     ----------    ----------
Net increase (decrease) in Contract
 Owners' Equity from account unit
 transactions..........................     282,282       26,354              15,263      (109,591)       (48,050)     (121,850)
                                         ----------     --------          ----------    ----------     ----------    ----------
Total increase (decrease) in Contract
 Owners' Equity........................     998,654       30,575              19,583       (20,571)       (44,644)       36,288
Beginning of year......................   2,817,365      107,102                   -       736,379        262,362       537,745
                                         ----------     --------          ----------    ----------     ----------    ----------
End of year............................  $3,816,019      137,677              19,583       715,808        217,718       574,033
                                         ==========     ========          ==========    ==========     ==========    ==========

(a)  For the period (commencement of operations): May 3, 1999 to December 31,
     1999.

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

For the year ended December 31, 1999
(in thousands)

                                                                   Scudder Variable Life            The Alger American
                               Kemper Variable Series                 Investment Fund                      Fund
                         ---------------------------------  ----------------------------------- -------------------------
                                                              Scudder                  Scudder     Alger        Alger
                           Kemper      Kemper     Kemper       VLIF       Scudder       VLIF     American       Small
                         Government  Small Cap  Investment    Capital      VLIF         Bond      Growth   Capitalization
                         Securities    Growth   Grade Bond    Growth   International Subaccount Subaccount   Subaccount
                         Subaccount  Subaccount Subaccount  Subaccount  Subaccount       (b)        (b)          (b)
                         ----------  ---------- ----------  ----------  ----------   ---------- ----------   ----------
Operations
Net investment income
 (loss).................    $ 2,815     (1,739)       251          190         733           (1)       (32)         (10)
Net realized gain (loss)
 on sales of
 investments............       (611)     9,762        (16)          49       2,937            2         42          255
Change in unrealized
 appreciation
 (depreciation) of
 investments............     (2,754)    32,251       (733)       2,162       2,620            1      1,363          360
                            -------    -------     ------       ------      ------         ----     ------        -----
Net increase  (decrease)
 in Contract Owners'
 Equity resulting
 from operations........       (550)    40,274       (498)       2,401       6,290            2      1,373          605
                            -------    -------     ------       ------      ------         ----     ------        -----
Account Unit Transaction
Proceeds from units
 sold...................     12,331     17,628      6,620        7,470       8,107           46      1,752          435
Net transfers (to) from
 affiliate and
 subaccounts............     (4,399)   (22,588)     3,501        3,461      12,443          130      8,014        1,123
Payments for
  units redeemed........    (14,018)   (13,139)    (2,364)        (211)       (127)          (2)      (228)         (20)
                            -------    -------     ------       ------      ------         ----     ------        -----
Net increase (decrease)
 in Contract Owners's
 Equity from account
 unit transactions......     (6,086)   (18,099)     7,757       10,720      20,423          174      9,538        1,538
                            -------    -------     ------       ------      ------         ----     ------        -----
Total increase
 (decrease) in Contract
 Owners' Equity.........     (6,636)    22,175      7,259       13,121      26,713          176     10,911        2,143
Beginning of year.......     78,345    143,881     11,621          604         869            -          -            -
                            -------    -------     ------       ------      ------         ----     ------        -----
End of year.............    $71,709    166,056     18,880       13,725      27,582          176     10,911        2,143
                            =======    =======     ======       ======      ======         ====     ======        =====

(b) For the period (commencement of operations): April 7, 1999 - Scudder VLIF Bond Subaccount; May 3, 1999 - Alger American Growth Subaccount and Alger American Small Capitalization Subaccount; to December 31, 1999.

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

For the year ended December 31, 1999
(in thousands)

                                                                                      Janus Aspen Series
                                                                -----------------------------------------------------------
                                                                                 Janus Aspen     Janus Aspen
                                                                Janus Aspen       Aggressive      Worldwide     Janus Aspen
                                                                   Growth           Growth         Growth         Balanced
                                                                 Subaccount       Subaccount     Subaccount      Subaccount
                                                                 ----------       ----------     ----------      ----------
Operations
Net investment income (loss).................................      $    (738)           1,341         (2,557)          1,280
Net realized gain on sale of investments.....................          3,417            2,697          4,592           1,371
Change in unrealized appreciation of
investments..................................................         51,260           65,836        119,130          20,883
                                                                   ---------         --------        -------         -------
Net increase in Contract Equity resulting
from operations..............................................         53,939           69,874        121,165          23,534
                                                                   ---------         --------        -------         -------
Account Unit Transaction
Proceeds from units sold.....................................         57,097           10,948         30,001          22,203
Net transfers (to) from affiliate and subaccounts............         77,006           52,502         23,985          51,714
Payments for units redeemed..................................         (7,417)          (4,293)       (11,997)         (6,532)
                                                                   ---------         --------        -------         -------
Net increase in Contract Owners' Equity
from account unit transactions...............................        126,686           59,157         41,989          67,385
                                                                   ---------         --------        -------         -------
Total increase in Contract Owners' Equity....................        180,625          129,031        163,154          90,919
Beginning of year............................................         59,874           29,362        165,862          53,174
                                                                   ---------         --------        -------         -------

End of year..................................................      $ 240,499          158,393        329,016         144,093
                                                                   =========         ========        =======         =======

See accompanying notes to financial statements.

                                          Fidelity Variable        Fidelity Variable                                    J.P. Morgan
                                              Insurance                Insurance              American Century             Series
                                            Products Fund           Products Fund II         Variable Portfolios,         Trust II
                                                                                                     Inc.
                                      -------------------------  ----------------------  ----------------------------  -------------
                                                                                           American
                                                                  Fidelity    Fidelity    Century VP      American      JP Morgan
                                       Fidelity VIP Fidelity VIP   VIP II      VIP II      Income &      Century VP       Small
                                      Equity Income    Growth    Index 500   Contrafund     Growth         Value         Company
                                       Subaccount    Subaccount  Subaccount  Subaccount  Subaccount(c)  Subaccount(c)  Subaccount(c)
                                      -----------    ----------  ----------  ----------  -------------  -------------  -------------
Operations
Net investment income................ $     1,407         4,105         114       1,247            (13)            (2)            6
Net realized gain (loss) on sales of
investments..........................       1,480         1,734       4,761       4,962             11             (3)           19
Change in unrealized appreciation
(depreciation) of investments .......        (945)       15,088      19,511       7,841            239            (48)           44
                                      -----------    ----------  ----------  ----------     ----------     ----------    ----------
Net increase (decrease) in Contract
Owners' Equity resulting from
operations...........................       1,942        20,927      24,386      14,050            237            (53)           69
                                      -----------    ----------  ----------  ----------     ----------     ----------    ----------
Account Unit Transaction
Proceeds from units sold.............       5,940        12,390      25,337      11,021            718             59            69
Net transfers (to) from affiliate and
subaccounts..........................      (2,461)       27,143      18,897       7,273          1,864            574           234
Payments for units redeemed..........      (3,126)       (3,092)     (8,265)     (3,468)           (95)             -            (2)
                                      -----------    ----------  ----------  ----------     ----------     ----------    ----------
Net increase in Contract Owners'
Equity from account unit transactions         353        36,441      35,969      14,826          2,487            633           301
                                      -----------    ----------  ----------  ----------     ----------     ----------    ----------

Total increase in Contract Owners'
Equity...............................       2,295        57,368      60,355      28,876          2,724            580           370
Beginning of year....................      42,934        33,934     109,924      49,520              -              -             -
                                      -----------    ----------  ----------  ----------     ----------     ----------    ----------
End of year.......................... $    45,229        91,302     170,279      78,396          2,724            580           370
                                      ===========    ==========  ==========  ==========     ==========     ==========    ==========

                                                Warburg
                                              Pincus Trust        The Dreyfus
                                              ------------    Socially Responsible
                                                Warburg        Growth Fund, Inc.
                                                 Pincus       --------------------
                                                Emerging        Dreyfus Socially
                                                 Markets       Responsible Growth       Other
                                               Subaccount        Subaccount(c)       Subaccounts
                                              -----------      -----------------     ------------
Operations
Net investment income.....................             93         $        87              22,572
Net realized gain on sales of
investments...............................             65                  31              21,812
Change in unrealized appreciation
of investments ...........................            472                 268              31,900
                                              -----------         -----------        ------------
Net increase in Contract Owners' Equity
resulting from operations.................            630                 386              76,284
                                              -----------         -----------        ------------
Account Unit Transactions
Proceeds from units sold..................          1,366               1,363             137,306
Net transfers (to) from affiliate and
subaccounts...............................          1,000               1,127              17,721
Payments for units redeemed...............            (10)                 (9)            (51,900)
                                              -----------         -----------        ------------
Net increase in Contract Owners' Equity
from account unit transactions............          2,356               2,481             103,127
                                              -----------         -----------        ------------

Total increase in Contract Owners'
Equity....................................          2,986               2,867             179,411
Beginning of year.........................             59                   -             393,814
                                              -----------         -----------        ------------
End of year...............................          3,045         $     2,867             573,225
                                              ===========         ===========        ============

(c)  For the period (commencement of operations): May 3, 1999 - December 31,
     1999.

See accompanying notes to financial statements.

KILICO Variable Annuity Separate Account

Notes to Financial Statements

(1)  General Information and Significant Accounting Policies

Organization

KILICO Variable Annuity Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is a wholly-owned subsidiary of Zurich Group Holding ("ZGH"), a Swiss holding company, formerly known as Zurich Financial Services. ZGH is wholly owned by Zurich Financial Services ("ZFS"), a new Swiss holding company. ZFS was formerly Zurich Allied AG, which merged with Allied Zurich p.l.c. in October, 2000.

The Separate Account is used to fund contracts or certificates (collectively referred to as "Contracts") for Kemper Advantage III periodic and flexible payment variable annuity contracts ("Kemper Advantage III"), Kemper Passport individual and group variable, fixed and market value adjusted deferred annuity contracts ("Kemper Passport"), Kemper Destinations individual and group variable, fixed and market value adjusted deferred annuity contracts ("Kemper Destinations"), Farmers Variable Annuity I individual and group variable, fixed and market value adjusted deferred annuity contracts ("Farmers Variable Annuity I") and Zurich Preferred individual and group variable and market value adjusted deferred annuity contracts (Zurich Preferred"). The Separate Account is divided into a total of sixty-three subaccounts with various subaccount options available to Contract Owners depending upon their respective Contracts. The Kemper Advantage III contracts have thirty-four subaccount options available to Contract Owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Kemper Variable Series, the Janus Aspen Series, the Lexington Natural Resources Trust, the Lexington Emerging Markets Fund, Inc., the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Scudder Variable Life Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., the J.P. Morgan Series Trust II, The Alger American Fund and the American Century Variable Portfolios, Inc., all of which are open-end diversified management investment companies. The Kemper Passport contracts have seventeen subaccount options available to the Contract Owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Kemper Variable Series, an open-end diversified management investment company. The Kemper Destinations contracts have forty subaccount options available to the Contract Owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Kemper Variable Series, the Scudder Variable Life Investment Fund, The Alger American Fund, the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., the Janus Aspen Series and the Warburg Pincus Trust, all of which are open-end diversified management investment companies. The Farmers Variable Annuity I contracts have thirteen subaccount options available to the Contract Owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Kemper Variable Series, the Scudder Variable Life Investment Fund, the Janus Aspen Series, the PIMCO Variable Insurance Trust and the Franklin Templeton Variable Insurance Products Trust, all of which are open-end diversified management investment companies. The Zurich Preferred contracts have twenty-seven subaccount options available to the Contract Owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Kemper Variable Series, the Scudder Variable Life Investment Fund, The Alger American Fund, the Janus Aspen Series, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the American Century Variable Portfolios, Inc., the J.P. Morgan Series Trust II, the Warburg Pincus Trust and The Dreyfus Socially Responsible Growth Fund, Inc., all of which are open-end diversified management investment companies.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.

Security valuation

The investments are stated at current value which is based on the closing net asset value at December 31, 2000.

Security transactions and investment income

Security transactions are generally accounted for on the trade date (date the order to buy or sell is executed). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from sales of Subaccount shares are generally reported on a first in, first out
(FIFO) cost basis.

Accumulation unit valuation

On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Central time) or the close of the Exchange by dividing the total value of each subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

Federal income taxes

The operations of the Separate Account are included in the federal income tax return of KILICO. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the contract and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

(2)  Summary of Investments

Investments, at cost, at December 31, 2000, are as follows (in thousands, differences are due to rounding):

                                                       Shares
INVESTMENT SUBACCOUNTS                                  Owned      Cost
--------------------------------------------------------------------------

Kemper Variable Series:
Kemper Money Market Fund.............................  131,453  $  131,453
Kemper Technology Growth Fund........................   70,529     129,728
Kemper Total Return Fund.............................  232,995     576,207
Kemper High Yield Fund...............................  188,703     203,692
Kemper Growth Fund...................................  140,798     412,158
Kemper Government Securities Fund....................   59,073      68,479
Kemper Small Cap Growth Fund.........................   85,360     190,923
Kemper Investment Grade Bond Fund....................   21,399      23,694

Scudder Variable Life Investment Fund:
Scudder VLIF Capital Growth Fund.....................    1,181      30,234
Scudder VLIF International Fund......................    4,117      58,813
Scudder VLIF Bond Fund...............................      197       1,287

The Alger American Fund:
Alger American Growth Fund...........................      433      24,367
Alger American Small Capitalization Fund.............      207       6,610
Alger American MidCap Growth Fund....................        0           5

Janus Aspen Series:
Janus Aspen Growth Fund..............................   10,781     307,072
Janus Aspen Aggressive Growth Fund...................    4,046     177,160
Janus Aspen Worldwide Growth Fund....................    8,316     253,242
Janus Aspen Balanced Fund............................    7,033     165,495

Fidelity Variable Insurance Products Fund:
Fidelity VIP Equity-Income Fund......................    1,691      40,937
Fidelity VIP Growth Fund.............................    2,123      96,887

                                                       Shares
INVESTMENT SUBACCOUNTS (continued)                      Owned      Cost
--------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund II:
Fidelity VIP II Index 500 Fund.......................    1,039     145,654
Fidelity VIP II Contrafund Fund......................    3,226      76,838

American Century Variable Portfolios, Inc.:
American Century VP Income & Growth Fund.............      689       5,256
American Century VP Value Fund.......................      446       2,734

J.P. Morgan Series Trust II:
J.P. Morgan Small Company Fund.......................      118       1,930

Warburg Pincus Trust:
Warburg Pincus Emerging Markets Fund.................       44      13,591

The Dreyfus Socially Responsible Growth Fund, Inc.:
Dreyfus Socially Responsible Growth Fund.............      319      12,238

Other Funds..........................................      N/A     957,350
                                                                ----------

      Total Investments at Cost......................           $4,114,034
                                                                ==========

Descriptions of the underlying investments of the Funds available to the contracts owners of Zurich Perferred are summarized below.

KEMPER VARIABLE SERIES

Kemper Money Market Subaccount: This subaccount invests in the Kemper Money Market Portfolio of the Kemper Variable Series. The Portfolio seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments. The Portfolio seeks to maintain a net asset value of $1.00 per share but there can be no assurance that the Portfolio will be able to do so. The Kemper Money Market Subaccount #1 represents the Kemper Advantage III, Kemper Passport, Kemper Destinations and Zurich Preferred Money Market Subaccount.

Kemper Technology Growth Subaccount: This subaccount invests in the Kemper Technology Growth Portfolio of the Kemper Variable Series. The Portfolio seeks growth of capital.

Kemper Total Return Subaccount: This subaccount invests in the Kemper Total Return Portfolio of the Kemper Variable Series. The Portfolio seeks high total return, a combination of income and capital appreciation, consistent with reasonable risk.

Kemper High Yield Subaccount: This subaccount invests in the Kemper High Yield Portfolio of the Kemper Variable Series. The Portfolio seeks to provide a high level of current income.

Kemper Growth Subaccount: This subaccount invests in the Kemper Growth Portfolio of the Kemper Variable Series. The Portfolio seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

Kemper Government Securities Subaccount: This subaccount invests in the Kemper Government Securities Portfolio of the Kemper Variable Series. The Portfolio seeks high current income consistent with preservation of capital.

Kemper Small Cap Growth Subaccount: This subaccount invests in the Kemper Small Cap Growth Portfolio of the Kemper Variable Series. The Portfolio seeks maximum appreciation of investors' capital.

Kemper Investment Grade Bond Subaccount: This subaccount invests in the Kemper Investment Grade Bond Portfolio of the Kemper Variable Series. The Portfolio seeks high current income.

SCUDDER VARIABLE LIFE INVESTMENT FUND

Scudder VLIF Capital Growth Subaccount: This subaccount invests in the Scudder VLIF Capital Growth Portfolio (Class A Shares) of the Scudder Variable Life Investment Fund. The Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program.

Scudder VLIF International Subaccount: This subaccount invests in the Scudder VLIF International Portfolio (Class A Shares) of the Scudder Variable Life Investment Fund. The Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

Scudder VLIF Bond Subaccount: This subaccount invests in the Scudder VLIF Bond Portfolio (Class A Shares) of the Scudder Variable Life Investment Fund. The Portfolio seeks high income consistent with a high quality portfolio of debt securities.

THE ALGER AMERICAN FUND

Alger American Growth Subaccount: This subaccount invests in the Alger American Growth Portfolio of The Alger American Fund. The Portfolio seeks long-term capital appreciation.

Alger American Small Capitalization Subaccount: This subaccount invests in the Alger American Small Capitalization Portfolio of The Alger American Fund. The Portfolio seeks long-term capital appreciation.

Alger American MidCap Growth Subaccount: This subaccount invests in the Alger American MidCap Growth Portfolio of The Alger American Fund. The Portfolio seeks long-term capital appreciation.

JANUS ASPEN SERIES

Janus Aspen Growth Subaccount: This subaccount invests in the Janus Aspen Growth Portfolio of the Janus Aspen Series. The Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

Janus Aspen Aggressive Growth Subaccount: This subaccount invests in the Janus Aspen Aggressive Growth Portfolio of the Janus Aspen Series. The Portfolio seeks long-term growth of capital.

Janus Aspen Worldwide Growth Subaccount: This subaccount invests in the Janus Aspen Worldwide Growth Portfolio of the Janus Aspen Series. The Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

Janus Aspen Balanced Subaccount: This subaccount invests in the Janus Aspen Balanced Portfolio of the Janus Aspen Series. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity VIP Equity-Income Subaccount: This subaccount invests in the Fidelity VIP Equity-Income Portfolio of the Fidelity Variable Insurance Products Fund. The Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

Fidelity VIP Growth Subaccount: The subaccount invests in the Fidelity VIP Growth Portfolio of the Fidelity Variable Insurance Products Fund. The Portfolio seeks capital appreciation.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

Fidelity VIP II Index 500 Subaccount: This subaccount invests in the Fidelity VIP II Index 500 Portfolio (Service Class 2 Shares) of the Fidelity Variable Insurance Products Fund II. The Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States as represented by the S&P 500.

Fidelity VIP II Contrafund Subaccount: This subaccount invests in the Fidelity VIP II Contrafund Portfolio of the Fidelity Variable Insurance Products Fund II. The Portfolio seeks long-term capital appreciation.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

American Century VP Income & Growth Subaccount: This subaccount invests in the American Century VP Income & Growth Portfolio of the American Century Variable Portfolios, Inc. The Portfolio seeks capital growth by investing in common stocks. Income is a secondary objective.

American Century VP Value Subaccount: This subaccount invests in the American Century VP Value Portfolio of the American Century Variable Portfolios, Inc. The Portfolio seeks long-term capital growth. Income is a secondary objective.

J.P. MORGAN SERIES TRUST II

J.P. Morgan Small Company Subaccount: This subaccount invests in the J.P. Morgan Small Company Portfolio of the J.P. Morgan Series Trust II. The Portfolio seeks to provide a high total return from a portfolio of small company stocks.

WARBURG PINCUS TRUST

Warburg Pincus Emerging Markets Subaccount: This subaccount invests in the Warburg Pincus Emerging Markets Portfolio of the Warburg Pincus Trust. The Portfolio seeks long-term growth of capital by investing in equity securities of emerging markets.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

Dreyfus Socially Responsible Growth Subaccount: This subaccount invests in The Dreyfus Socially Responsible Growth Fund, Inc. The Fund's primary goal is to provide capital growth with current income as a secondary goal by investing in common stocks of companies which not only meet traditional investment standards, but also conduct their business in a manner that contributes to the enhancement of the quality of life in America.

(3)  Transactions with Affiliates

KILICO assumes mortality risks associated with the annuity contracts and incurs all expenses involved in administering the contracts. In return, KILICO assesses that portion of each subaccount representing assets under the Kemper Advantage III flexible payment contracts with a daily charge for mortality and expense risk and administrative costs which amounts to an aggregate of one percent (1.00%) per annum. KILICO also assesses that portion of each subaccount representing assets under the Kemper Advantage III periodic payment contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and three-tenths percent (1.30%) per annum. KILICO assesses that portion of each subaccount representing assets under the Kemper Passport contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and one-quarter percent (1.25%) per annum. KILICO assesses that portion of each subaccount representing assets under the Kemper Destinations contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and four-tenths percent (1.40%) per annum. KILICO assesses that portion of each subaccount representing assets under the Farmers Variable Annuity I contracts with a daily asset charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and four-tenths percent (1.40%) per annum. KILICO assesses that portion of each subaccount representing assets under the Zurich Preferred contracts with a daily charge for mortality and expense risk and administrative costs which amounts to an aggregate of one and one-quarter percent (1.25%) per annum. The Kemper Passport and Kemper Destinations DCA Money Market Subaccount #2, available for participation in the dollar cost averaging program, has no daily asset charge deduction.

KILICO also assesses each Kemper Advantage III contract participating in one or more of the subaccounts at any time during the year a records maintenance charge. For contracts purchased prior to June 1, 1993, the charge is $25 and is assessed on December 31st of each calendar year. For contracts purchased June 1, 1993 and subsequent, the charge is a maximum of $30 per year and is assessed ratably every quarter of each calendar year, except in those states which have yet to approve these contract changes. The charge is assessed whether or not any purchase payments have been made during the year. KILICO also assesses against each Kemper Passport, Kemper Destinations and Farmers Variable Annuity I contract participating in one or more of the subaccounts a records maintenance charge of $30, generally taken at the end of each contract year. KILICO assesses each Zurich Preferred contract participating in one or more of the subaccounts a records maintenance charge of $7.50 quarterly for contracts with contract value under $25,000, $3.75 quarterly for contracts with contract value between $25,000 and $50,000. The records maintenance charge for Kemper Advantage III, Kemper Passport, Kemper Destinations, Farmers Variable Annuity I and Zurich Preferred contracts are waived for all individual contracts whose investment value exceeds $50,000 on the date of assessment.

For contracts issued prior to May 1, 1994, KILICO has undertaken to reimburse each of the Kemper Advantage III Contract Owners participating in the Kemper Money Market, Kemper Total Return, Kemper High Yield and Kemper Growth Subaccounts, whose direct and indirect operating expenses exceed eighty hundredths of one percent (.80%) of average daily net assets. In determining reimbursement of direct and indirect operating expenses, for each subaccount, charges for mortality and expense risks and administrative expenses, and records maintenance charges are excluded and, for each subaccount, charges for taxes, extraordinary expenses, and brokerage and transaction costs are excluded. During the year ended December 31, 2000, no such payment was required.

KILICO assesses an optional annual charge for the Guaranteed Retirement Income Benefit ("GRIB"), related to the Kemper Destinations and Farmers Variable Annuity I contracts. The annual charge of .25% of Contract Value, if taken, will be deducted pro rata from each invested subaccount quarterly.

Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge due to KILICO.

Zurich Scudder Investments, Inc. (formerly Scudder Kemper Investments, Inc.), an affiliated company, is the investment manager of the Kemper Variable Series and the Scudder variable Life Investment Fund. Investors Brokerage Services, Inc.and PMG Securities, Inc., wholly-owned subsidiaries of KILICO, are the principal underwriters for the Separate Account.

(4)  Net Transfers (To) From Affiliate and Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the Contract Owner's interest to or from another eligible subaccount or to the general account of KILICO.

(5)  Contract Owners' Equity

The Contract Owners' equity is affected by the investment results of, and contract charges to, each subaccount. The accompanying financial statements include only Contract Owners' payments pertaining to the variable portions of their contracts and exclude any payments for the market value adjusted or fixed portions, the latter being included in the general account of KILICO. Contract Owners may elect to annuitize the contract under one of several annuity options, as specified in the prospectus. Included in the following table of Contract Owners' Equity is approximately $12,769 thousand, $4,386 thousand and $613 thousand of annuitized contracts for Kemper Advantage III, Kemper Passport and Kemper Destinations, respectively.

Contract Owners' equity at December 31, 2000, is as follows (in thousands, except unit value; differences are due to rounding):

                       ZURICH PREFERRED VARIABLE ANNUITY

                                                                            Contract
                                                          Number      Unit   Owners'
                                                        of Units     Value    Equity
                                                        --------     -----  --------
KEMPER VARIABLE SERIES:

Kemper Money Market Subaccount #1
 Qualified and NonQualified                               15,033  $  1.025  $ 15,404

Kemper Technology Growth Subaccount
 Qualified and NonQualified                                   19     1.379        26

Kemper Total Return Subaccount
 Qualified and NonQualified                                    7     2.575        18

Kemper High Yield Subaccount
 Qualified and NonQualified                                   26     0.911        24

Kemper Growth Subaccount
 Qualified and NonQualified                                    7     2.993        21

Kemper Government Securities Subaccount
 Qualified and NonQualified                                    -     1.189         -

Kemper Small Cap Growth Subaccount
 Qualified and NonQualified                                   35     2.151        76

Kemper Investment Grade Bond Subaccount
 Qualified and NonQualified                                   10     1.138        11

SCUDDER VARIABLE LIFE INVESTMENT FUND:

Scudder VLIF Capital Growth Subaccount (Class A Shares)
 Qualified and NonQualified                                    0    22.927         9

Scudder VLIF International Subaccount (Class A Shares)
 Qualified and NonQualified                                    1    14.172        13

Scudder VLIF Bond Subaccount (Class A Shares)
 Qualified and NonQualified                                    4     6.748        25


THE ALGER AMERICAN FUND:

Alger American Growth Subaccount
 Qualified and NonQualified                                    1    46.978        33

Alger American Small Capitalization Subaccount
 Qualified and NonQualified                                    0    23.344        7

Alger American MidCap Growth Subaccount
 Qualified and NonQualified                                    0    30.431         4

JANUS ASPEN SERIES:

Janus Aspen Growth Subaccount                                            3    27.457        75

Janus Aspen Aggressive Growth Subaccount
 Qualified and NonQualified                                              2    37.224        57

Janus Aspen Worldwide Growth Subaccount
 Qualified and NonQualified                                              6    39.439       243

Janus Aspen Balanced Subaccount
 Qualified and NonQualified                                              3    25.381        84


FIDELITY VARIABLE INSURANCE PRODUCTS FUND:

Fidelity VIP Equity Income Subaccount
 Qualified and NonQualified                                              4    25.363        93

Fidelity VIP Growth Subaccount
 Qualified and NonQualified                                              4    43.380       161


FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:

Fidelity VIP II Index 500 Subaccount
 Qualified and NonQualified                                              1   148.249        96

Fidelity VIP II Contrafund Subaccount
 Qualified and NonQualified                                              1    23.593        26

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:

American Century VP Income & Growth Subaccount
 Qualified and NonQualified                                              2     7.066        13

American Century VP Value Subaccount
 Qualified and NonQualified                                              5     6.629        35

J.P. MORGAN SERIES TRUST II:

J.P. Morgan Small Company Subaccount
 Qualified and NonQualified                                              0    14.315         7

WARBURG PINCUS TRUST:

Warburg Pincus Trust Emerging Markets Subaccount
 Qualified and NonQualified                                              0     9.647         5

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC:

Dreyfus Socially Responsible Growth Subacount
 Qualified and NonQualified                                              0    34.539        12
                                                                                      --------

        Total Zurich Preferred Variable Annuity Contract Owners' Equity               $ 16,578
                                                                                      --------

                        KEMPER ADVANTAGE III CONTRACTS

                                                                                  Contract
                                                          Number        Unit       Owners'
                                                        of Units       Value        Equity
                                                        --------       -----      --------
KEMPER VARIABLE SERIES:

Kemper Money Market Subaccount #1
Flexible Payment, Qualified and Nonqualified               3,168     $ 2.718     $   8,609
Periodic Payment, Qualified and Nonqualified              21,264       2.571        54,665
                                                                                 ---------
                                                                                    63,274
                                                                                 ---------

Kemper Total Return Subaccount
Flexible Payment, Qualified                                  586       8.122         4,756
Flexible Payment, Nonqualified                             2,366       7.520        17,790
Periodic Payment, Qualified                               51,400       7.683       394,923
Periodic Payment, Nonqualified                             7,621       7.159        54,556
                                                                                 ---------
                                                                                   472,025
                                                                                 ---------

Kemper High Yield Subaccount
Flexible Payment, Qualified                                  128       5.825           746
Flexible Payment, Nonqualified                               789       5.577         4,400
Periodic Payment, Qualified                               12,547       5.510        69,137
Periodic Payment, Nonqualified                             5,398       5.368        28,976
                                                                                 ---------
                                                                                   103,259
                                                                                 ---------

Kemper Growth Subaccount
Flexible Payment, Qualified                                  128       7.901         1,011
Flexible Payment, Nonqualified                               762       7.873         5,999
Periodic Payment, Qualified                               35,646       7.512       267,764
Periodic Payment, Nonqualified                             5,596       7.501        41,976
                                                                                 ---------
                                                                                   316,750
                                                                                 ---------

Kemper Government Securities Subaccount
Flexible Payment, Qualified and Nonqualified                 894       2.002         1,790
Periodic Payment, Qualified and Nonqualified              19,146       1.937        37,080
                                                                                 ---------
                                                                                    38,870
                                                                                 ---------

Kemper Small Cap Growth Subaccount
Flexible Payment, Qualified and Nonqualified                 506       3.092         1,566
Periodic Payment, Qualified and Nonqualified              39,469       3.032       119,662
                                                                                 ---------
                                                                                   121,228
                                                                                 ---------

Kemper Investment Grade Bond Subaccount
Flexible Payment, Qualified and Nonqualified                 201       1.252           252
Periodic Payment, Qualified and Nonqualified               3,764       1.235         4,650
                                                                                 ---------
                                                                                     4,902
                                                                                 ---------

SCUDDER VARIABLE LIFE INVESTMENT FUND:

Scudder VLIF Capital Growth Subaccount (Class A Shares)
Flexible Payment, Qualified and Nonqualified                   5      25.816           141
Periodic Payment, Qualified and Nonqualified                  76      25.689         1,965
                                                                                 ---------
                                                                                     2,106
                                                                                 ---------

Scudder VLIF International Subaccount (Class A Shares)
Flexible Payment, Qualified and Nonqualified                   4      15.665            73
Periodic Payment, Qualified and Nonqualified                 289      15.588         4,514
                                                                                 ---------
                                                                                     4,587
                                                                                 ---------

Scudder VLIF Bond Subaccount (Class A Shares)
Flexible Payment, Qualified and Nonqualified                   6       7.057            42
Periodic Payment, Qualified and Nonqualified                 131       7.023           920
                                                                                 ---------
                                                                                       962
                                                                                 ---------

THE ALGER AMERICAN FUNDS:

Alger American Growth Subaccount
Flexible Payment, Qualified and Nonqualified                   2      59.667           112
Periodic Payment, Qualified and Nonqualified                 342      59.374        20,339
                                                                                 ---------
                                                                                    20,451
                                                                                 ---------

Alger American Small Capitalization Subaccount
Flexible Payment, Qualified and Nonqualified                   1      45.157            52
Periodic Payment, Qualified and Nonqualified                 105      44.935         4,726
                                                                                 ---------
                                                                                     4,778
                                                                                 ---------

JANUS ASPEN SERIES:

Janus Apsen Growth Subaccount
Flexible Payment, Qualified and Nonqualified                  70      31.542         2,197
Periodic Payment, Qualified and Nonqualified               5,149      31.050       159,885
                                                                                 ---------
                                                                                   162,082
                                                                                 ---------

Janus Aspen Aggressive Growth Subaccount
Flexible Payment, Qualified and Nonqualified                  29      40.901         1,179
Periodic Payment, Qualified and Nonqualified               3,621      40.263       145,825
                                                                                 ---------
                                                                                   147,004
                                                                                 ---------

Janus Apsen Worldwide Growth Subaccount
Flexible Payment, Qualified and Nonqualified                  46      41.064         1,909
Periodic Payment, Qualified and Nonqualified               7,545      40.424       304,998
                                                                                ----------
                                                                                   306,907
                                                                                ----------

Janus Aspen Balanced Subaccount
Flexible Payment, Qualified and Nonqualified                  53      29.394         1,582
Periodic Payment, Qualified and Nonqualified               5,853      28.936       169,372
                                                                                ----------
                                                                                   170,954
                                                                                ----------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND:

Fidelity VIP Equity Income Subaccount
Flexible Payment, Qualified and Nonqualified                   5      33.096           169
Periodic Payment, Qualified and Nonqualified               1,320      32.641        43,101
                                                                                ----------
                                                                                    43,270
                                                                                ----------

Fidelity VIP Growth Subaccount
Flexible Payment, Qualified and Nonqualified                  24      62.649         1,504
Periodic Payment, Qualified and Nonqualified               1,471      61.783        90,879
                                                                                ----------
                                                                                    92,383
                                                                                ----------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:

Fidelity VIP II Index 500 Subaccount
Flexible Payment, Qualified and Nonqualified                  13     158.365         2,133
Periodic Payment, Qualified and Nonqualified                 983     156.190       153,517
                                                                                ----------
                                                                                   155,650
                                                                                ----------

Fidelity VIP II Contrafund Subaccount
Flexible Payment, Qualified and Nonqualified                  17      29.597           484
Periodic Payment, Qualified and Nonqualified               2,608      29.190        76,138
                                                                                ----------
                                                                                    76,622
                                                                                ----------

AMERICAN CENTURY VARIABLE PORTFOLIO, INC.:

American Century VP Income & Growth Subaccount
Flexible Payment, Qualified and Nonqualified                  13       7.034            92
Periodic Payment, Qualified and Nonqualified                 684       6.990         4,786
                                                                                ----------
                                                                                     4,878
                                                                                ----------

American Century VP Value Subaccount
Flexible Payment, Qualified and Nonqualified                   2       6.914            14
Periodic Payment, Qualified and Nonqualified                 426       6.880         2,931
                                                                                ----------
                                                                                     2,945
                                                                                ----------

J.P. MORGAN SERIES TRUST II:

J.P. Morgan Small Company Subaccount
Flexible Payment, Qualified and Nonqualified                   1      14.925            21
Periodic Payment, Qualified and Nonqualified                 111      14.852         1,660
                                                                                ----------
                                                                                     1,681
                                                                                ----------

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC:

Dreyfus Socially Responsible Growth Subaccount
Flexible Payment, Qualified and Nonqualified                   1      35.379            38
Periodic Payment, Qualified and Nonqualified                 141      35.205         4,949
                                                                                ----------
                                                                                     4,987
                                                                                ----------
                     Total Kemper Advantage III Contracts                       $2,322,555
                                                                                ----------

                           KEMPER PASSPORT CONTRACTS

                                                                            Contract
                                                          Number      Unit   Owners'
                                                        of Units     Value    Equity
                                                        --------     -----  --------
KEMPER VARIABLE SERIES:

Kemper Money Market Subaccount #1
 Qualified and NonQualified                               11,389   $ 1.351  $ 15,387

Kemper Total Return Subaccount
 Qualified and NonQualified                               36,660     2.090    76,629

Kemper High Yield Subaccount
 Qualified and NonQualified                               26,379     1.717    45,287

Kemper Growth Subaccount
 Qualified and NonQualified                               31,434     2.543    79,949

Kemper Government Securities Subaccount
 Qualified and NonQualified                               10,677     1.565    16,711

Kemper Small Cap Growth Subaccount
 Qualified and NonQualified                                8,509     3.042    25,881

Kemper Investment Grade Bond Subaccount
 Qualified and NonQualified                                5,728     1.238     7,092
                                                                            --------
       Total Kemper Passport Contract Owners' Equity                        $266,936
                                                                            --------

KEMPER DESTINATIONS CONTRACTS

                                                                            Contract
                                                          Number      Unit   Owners'
                                                        of Units     Value    Equity
                                                        --------     -----  --------
KEMPER VARIABLE SERIES:

Kemper Money Market Subaccount #1
Qualified and NonQualified                                 3,372  $ 11.049  $ 37,251

Kemper Technology Growth Subaccount
Qualified and NonQualified                                 7,183    13.617    97,811

Kemper Total Return Subaccount
Qualified and NonQualified                                 4,778    11.462    54,763

Kemper High Yield Subaccount
Qualified and NonQualified                                 2,803     8.751    24,530

Kemper Growth Subaccount
Qualified and NonQualified                                 2,552    10.802    27,569

Kemper Government Securities Subaccount
Qualified and NonQualified                                 1,273    11.223    14,286

Kemper Small Cap Growth Subaccount
Qualified and NonQualified                                 2,896    12.936    37,462

Kemper Investment Grade Bond Subaccount
Qualified and NonQualified                                 1,144    10.905    12,473

SCUDDER VARIABLE LIFE INVESTMENT FUND:

Scudder VLIF International Subaccount (Class A Shares)
Qualified and NonQualified                                 4,655    11.574    53,882

Scudder VLIF Capital Growth Subaccount (Class A Shares)
Qualified and NonQualified                                 1,959    12.826    25,129

JANUS ASPEN SERIES:

Janus Aspen Growth Subaccount
Qualified and NonQualified                                 8,631    14.290   123,340

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC:

Dreyfus Socially Responsible Growth Subacount
Qualified and NonQualified                                   600     9.905     5,947

WARBURG PINCUS TRUST:

Warburg Pincus Trust Emerging Markets Subaccount           1,034     9.639     9,972
                                                                            --------
     Total Kemper Destinations Contract Owners' Equity                      $524,415
                                                                            --------

                     FARMERS VARIABLE ANNUITY I CONTRACTS

                                                                             Contract
                                                          Number      Unit    Owners'
                                                        of Units     Value    Equity
                                                     ------------  --------  ----------
KEMPER VARIABLE SERIES:

Kemper Government Securities Subaccount
Qualified and NonQualified                                    75  $ 10.856   $   814

Kemper Small Cap Growth Subaccount
Qualified and NonQualified                                    20    13.315       273

Kemper High Yield Subaccount
Qualified and NonQualified                                     2     9.160        18

SCUDDER VARIABLE LIFE INVESTMENT FUND:

Scudder VLIF International Subaccount (class A Shares)
Qualified and NonQualified                                    18    11.611       205

Scudder VLIF Bond Subaccount (class A Shares)
Qualified and NonQualified                                    33    10.644       353
                                                                             -------
     Total Farmers Variable Annuity I Contract Owners' Equity                $ 1,663
                                                                             -------

Other Subaccounts                                                        $   909,780
                                                                         -----------

     Total KILICO Variable Annuity Separate Account                      $ 4,041,927
                                                                         ===========

APPENDIX A

TABLES OF ADJUSTED ACCUMULATION UNIT VALUES (REFLECTING CURRENT CHARGES) AND PERFORMANCE INFORMATION

The accumulation unit values are for the life of the Separate Account based on current deductions and charges applicable to the Contracts. The Contracts were initially offered June 23, 2000. Values may vary had assets actually been allocated to the Separate Account under the Contracts.

ADJUSTED ACCUMULATION UNIT VALUES

         Kemper Money Market Subaccount
         ------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

04/06/82.........................................  0.397045
12/31/82.........................................  0.427269
12/31/83.........................................  0.460442
12/31/84.........................................  0.502660
12/31/85.........................................  0.528230
12/31/86.........................................  0.564956
12/31/87.........................................  0.594555
12/31/88.........................................  0.630830
12/31/89.........................................  0.679587
12/31/90.........................................  0.725584
12/31/91.........................................  0.758746
12/31/92.........................................  0.774991
12/31/93.........................................  0.787311
12/31/94.........................................  0.808596
12/31/95.........................................  0.843696
12/31/96.........................................  0.874898
12/31/97.........................................  0.909443
12/31/98.........................................  0.944546
12/31/99.........................................  0.978071
12/31/00.........................................  1.024685

       Kemper Technology Growth Subaccount
                                                     Unit
  Date                                              Values
  ----                                              ------

05/03/99.........................................  1.010606
12/31/99.........................................  1.779780
12/31/00.........................................  1.378579


         Kemper Total Return Subaccount
         ------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

04/06/82.........................................  0.334709
12/31/82.........................................  0.413033
12/31/83.........................................  0.479638
12/31/84.........................................  0.450422
12/31/85.........................................  0.571187
12/31/86.........................................  0.649043
12/31/87.........................................  0.644913
12/31/88.........................................  0.713106
12/31/89.........................................  0.872666
12/31/90.........................................  0.904962
12/31/91.........................................  1.231509
12/31/92.........................................  1.236512
12/31/93.........................................  1.368808
12/31/94.........................................  1.223433
12/31/95.........................................  1.526396
12/31/96.........................................  1.753683
12/31/97.........................................  2.077090
12/31/98.........................................  2.361631
12/31/99.........................................  2.677733
12/31/00.........................................  2.575232

          Kemper High Yield Subaccount
          ----------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

04/06/82.........................................  0.164990
12/31/82.........................................  0.203961
12/31/83.........................................  0.231005
12/31/84.........................................  0.256732
12/31/85.........................................  0.308356
12/31/86.........................................  0.358291
12/31/87.........................................  0.374589
12/31/88.........................................  0.428338
12/31/89.........................................  0.417569
12/31/90.........................................  0.348689
12/31/91.........................................  0.522328
12/31/92.........................................  0.607144
12/31/93.........................................  0.719173
12/31/94.........................................  0.694304
12/31/95.........................................  0.805619
12/31/96.........................................  0.906202
12/31/97.........................................  0.998783
12/31/98.........................................  1.000780
12/31/99.........................................  1.009714
12/31/00.........................................  0.910739

            Kemper Growth Subaccount
            ------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

12/09/83.........................................  0.398055
12/31/83.........................................  0.409590
12/31/84.........................................  0.448065
12/31/85.........................................  0.553378
12/31/86.........................................  0.596828
12/31/87.........................................  0.599251
12/31/88.........................................  0.594018
12/31/89.........................................  0.751909
12/31/90.........................................  0.746754
12/31/91.........................................  1.175150
12/31/92.........................................  1.201651
12/31/93.........................................  1.359770
12/31/94.........................................  1.288688
12/31/95.........................................  1.698136
12/31/96.........................................  2.030942
12/31/97.........................................  2.433077
12/31/98.........................................  2.765282
12/31/99.........................................  3.744306
12/31/00.........................................  2.993351

     Kemper Government Securities Subaccount
     ---------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

09/03/87.........................................  0.537276
12/31/87.........................................  0.538914
12/31/88.........................................  0.548496
12/31/89.........................................  0.619317
12/31/90.........................................  0.671332
12/31/91.........................................  0.763566
12/31/92.........................................  0.798416
12/31/93.........................................  0.839452
12/31/94.........................................  0.806342
12/31/95.........................................  0.946652
12/31/96.........................................  0.959292
12/31/97.........................................  1.032147
12/31/98.........................................  1.090983
12/31/99.........................................  1.084873
12/31/00.........................................  1.188598

              Kemper Small Cap Growth Subaccount
              ----------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

05/02/94.........................................  0.708718
12/31/94.........................................  0.730450
12/31/95.........................................  0.937585
12/31/96.........................................  1.185435
12/31/97.........................................  1.570576
12/31/98.........................................  1.835643
12/31/99.........................................  2.439146
12/31/00.........................................  2.150971


     Kemper Investment Grade Bond Subaccount
     ---------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

05/01/96.........................................  0.919654
12/31/96.........................................  0.944554
12/31/97.........................................  1.017024
12/31/98.........................................  1.084101
12/31/99.........................................  1.048677
12/31/00.........................................  1.138315

     Scudder VLIF Capital Growth Subaccount
     --------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

07/16/85.........................................  2.980329
12/31/85.........................................  3.270542
12/31/86.........................................  3.948476
12/31/87.........................................  3.823080
12/31/88.........................................  4.607176
12/31/89.........................................  5.582999
12/31/90.........................................  5.099956
12/31/91.........................................  7.026349
12/31/92.........................................  7.381355
12/31/93.........................................  8.807938
12/31/94.........................................  7.856434
12/31/95.........................................  9.977505
12/31/96......................................... 11.831960
12/31/97......................................... 15.857279
12/31/98......................................... 19.293433
12/31/99......................................... 25.764651
12/31/00......................................... 22.927385

      Scudder VLIF International Subaccount
      -------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

05/01/87.........................................  4.319089
12/31/87.........................................  3.826997
12/31/88.........................................  4.410190
12/31/89.........................................  5.998486
12/31/90.........................................  5.469279
12/31/91.........................................  6.017927
12/31/92.........................................  5.758523
12/31/93.........................................  7.832673
12/31/94.........................................  7.668837
12/31/95.........................................  8.413190
12/31/96.........................................  9.533268
12/31/97......................................... 10.266562
12/31/98......................................... 12.011138
12/31/99......................................... 18.325805
12/31/00......................................... 14.171877

          Scudder VLIF Bond Subaccount
          ----------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

07/16/85.........................................  2.533563
12/31/85.........................................  2.708548
12/31/86.........................................  3.001768
12/31/87.........................................  3.000134

12/31/88.........................................  3.123854
12/31/89.........................................  3.443262
12/31/90.........................................  3.673524
12/31/91.........................................  4.265061
12/31/92.........................................  4.506269
12/31/93.........................................  5.000201
12/31/94.........................................  4.702032
12/31/95.........................................  5.486704
12/31/96.........................................  5.570602
12/31/97.........................................  6.001878
12/31/98.........................................  6.316997
12/31/99.........................................  6.179913
12/31/00.........................................  6.748082

        Alger American Growth Subaccount
        --------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

01/06/89.........................................  6.560797
12/31/89.........................................  6.560797
12/31/90.........................................  8.272435
12/31/91......................................... 11.470093
12/31/92......................................... 12.730481
12/31/93......................................... 15.398146
12/31/94......................................... 15.428498
12/31/95......................................... 20.780548
12/31/96......................................... 23.261594
12/31/97......................................... 28.889962
12/31/98......................................... 42.250215
12/31/99......................................... 55.809720
12/31/00......................................... 46.977687

 Alger American Small Capitalization Subaccount
 ----------------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

09/20/88.........................................  4.409954
12/31/88.........................................  4.247444
12/31/89.........................................  6.900023
12/31/90.........................................  7.408685
12/31/91......................................... 11.528130
12/31/92......................................... 11.786453
12/31/93......................................... 13.186845
12/31/94......................................... 12.454441
12/31/95......................................... 17.746101
12/31/96......................................... 18.257949
12/31/97......................................... 20.086826
12/31/98......................................... 22.919875
12/31/99......................................... 32.465519
12/31/00......................................... 23.344482

     Alger American MidCap Growth Subaccount
     ---------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

04/30/93.........................................  7.031208
12/31/93.........................................  9.669240
12/31/94.........................................  9.402954
12/31/95......................................... 13.415203
12/31/96......................................... 14.824614
12/31/97......................................... 16.838745
12/31/98......................................... 21.670086
12/31/99......................................... 28.219022
12/31/00......................................... 30.430907

          Janus Aspen Growth Subaccount
          -----------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

09/14/93.........................................  8.969556
12/31/93.........................................  9.248127
12/31/94.........................................  9.383172

12/31/95......................................... 12.057345
12/31/96......................................... 14.098743
12/31/97......................................... 17.084781
12/31/98......................................... 22.882635
12/31/99......................................... 32.533742
12/31/00......................................... 27.456671

    Janus Aspen Aggressive Growth Subaccount
    ----------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

09/14/93.........................................  9.266992
12/31/93......................................... 10.939575
12/31/94......................................... 12.563174
12/31/95......................................... 15.810894
12/31/96......................................... 16.849043
12/31/97......................................... 18.740626
12/31/98......................................... 24.840268
12/31/99......................................... 55.278973
12/31/00......................................... 37.223932

     Janus Aspen Worldwide Growth Subaccount
     ---------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

09/14/93.........................................  9.974708
12/31/93......................................... 11.833588
12/31/94......................................... 11.862620
12/31/95......................................... 14.915690
12/31/96......................................... 18.998262
12/31/97......................................... 22.910558
12/31/98......................................... 29.162063
12/31/99......................................... 47.352076
12/31/00......................................... 39.439333

         Janus Aspen Balanced Subaccount
         -------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

09/14/93.........................................  8.748892
12/31/93.........................................  9.342900
12/31/94.........................................  9.302892
12/31/95......................................... 11.460246
12/31/96......................................... 13.144184
12/31/97......................................... 15.844589
12/31/98......................................... 21.007231
12/31/99......................................... 26.295711
12/31/00......................................... 25.381313

      Fidelity VIP Equity-Income Subaccount
      -------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

10/09/86.........................................  5.057414
12/31/86.........................................  5.053233
12/31/87.........................................  4.934210
12/31/88.........................................  5.980148
12/31/89.........................................  6.930987
12/31/90.........................................  5.798372
12/31/91.........................................  7.527282
12/31/92.........................................  8.689561
12/31/93......................................... 10.152410
12/31/94......................................... 10.735963
12/31/95......................................... 14.325106
12/31/96......................................... 16.167515
12/31/97......................................... 20.456359
12/31/98......................................... 22.553049
12/31/99......................................... 23.684564
12/31/00......................................... 25.362705

         Fidelity VIP Growth Subaccount
         ------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

10/09/86.........................................  5.973630
12/31/86.........................................  5.974649
12/31/87.........................................  6.116984
12/31/88.........................................  6.982919
12/31/89.........................................  9.070461
12/31/90.........................................  7.906698
12/31/91......................................... 11.363469
12/31/92......................................... 12.268780
12/31/93......................................... 14.464492
12/31/94......................................... 14.283640
12/31/95......................................... 19.097158
12/31/96......................................... 21.632870
12/31/97......................................... 26.382866
12/31/98......................................... 36.347519
12/31/99......................................... 49.338761
12/31/00......................................... 43.380072

      Fidelity VIP II Index 500 Subaccount
      ------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

08/27/92......................................... 44.588171
12/31/92......................................... 47.197618
12/31/93......................................... 51.155402
12/31/94......................................... 51.051473
12/31/95......................................... 69.176336
12/31/96......................................... 83.832253
12/31/97.........................................109.979631
12/31/98.........................................139.369127
12/31/99.........................................165.893307
12/31/00.........................................148.248563

      Fidelity VIP II Contrafund Subaccount
      -------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

01/03/95........................................  8.015394
12/31/95........................................ 11.062863
12/31/96........................................ 13.243570
12/31/97........................................ 16.237918
12/31/98........................................ 20.845518
12/31/99........................................ 25.581843
12/31/00........................................ 23.593346

 American Century VP Income & Growth Subaccount
------------------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

10/30/97.........................................  5.094206
12/31/97.........................................  5.480019
12/31/98.........................................  6.866480
12/31/99.........................................  8.003817
12/31/00.........................................  7.066093

      American Century VP Value Subaccount
      ------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

05/01/96.........................................  4.041348
12/31/96.........................................  4.500270
12/31/97.........................................  5.604036
12/31/98.........................................  5.801182
12/31/99.........................................  5.680866
12/31/00.........................................  6.628908

      J.P. Morgan Small Company Subaccount
      ------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

12/31/94.........................................  6.429666
12/31/95.........................................  8.438573
12/31/96......................................... 10.149536
12/31/97......................................... 12.279783
12/31/98......................................... 11.459715
12/31/99......................................... 16.342728
12/31/99......................................... 14.314573

 Warburg Pincus Trust-Emerging Markets Subaccount
 ------------------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

12/31/97.........................................  9.751160
12/31/98.........................................  7.964464
12/31/99......................................... 14.269718
12/31/00.........................................  9.646865

 Dreyfus Socially Responsible Growth Subaccount
 ----------------------------------------------
                                                     Unit
  Date                                              Values
  ----                                              ------

10/07/93......................................... 11.081435
12/31/93......................................... 11.860091
12/31/94......................................... 11.884787
12/31/95......................................... 15.786565
12/31/96......................................... 18.891804
12/31/97......................................... 23.954381
12/31/98......................................... 30.600271
12/31/99......................................... 39.306894
12/31/00......................................... 34.539267

 TAX-DEFERRED ACCUMULATION

                                                                 NON-QUALIFIED                      CONVENTIONAL
                                                                    ANNUITY                         SAVINGS PLAN
                                                            After-tax contributions
                                                           and tax-deferred earnings
                                                           -------------------------
                                                                              Taxable Lump     After-tax contributions
                                                     No Withdrawals          Sum Withdrawal     and taxable earnings
                                                     --------------          --------------     --------------------
                      10 Years..............        $    107,946                  $   86,448         $     81,693
                      20 Years..............             233,048                     165,137              133,476
                      30 Years..............             503,133                     335,021              218,082

This chart compares the accumulation of a $50,000 initial investment into a Non-Qualified Annuity and a Conventional Savings Plan. Contributions to the Non-qualified Annuity and the Conventional Savings Plan are made after-tax. Only the gain in the Non-Qualified Annuity will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Certificates. Income on Non-Qualified Annuities is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the Prospectus. The chart does not reflect the following charges and expenses under Kemper Passport: 1.10% mortality and expense risk; .15% administration charges; 6% maximum deferred withdrawal charge; and $30 annual records maintenance charge. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contracts.

Unlike savings plans, contributions to Non-Qualified Annuities provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a Non-Qualified Annuity (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                              PERFORMANCE FIGURES
                           (as of December 31, 2000)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        AVERAGE
                                                                                                                        ANNUAL
                                                                                                                         TOTAL
                                                                                             TOTAL RETURN(1)           RETURN(2)
                                                                                            (Non-Standardized)       Standardized
------------------------------------------------------------------------------------------------------------------------------------
                                                           Year-to-Date                  Cumulative    Annualized     Annualized
                                                                (%)         Ending          (%)           (%)             (%)
                                                             Return(3)     Value(4)        Return        Return         Return
------------------------------------------------------------------------------------------------------------------------------------
Kemper Money Market Subaccount (7)                              4.70%
   Life of Subaccount (from 04/06/82)..............                        $25,803         157.18%         5.17%           5.17%
   Life of Portfolio (from 04/06/82)...............                         25,803         157.18          5.17            5.17
   Ten Years.......................................                         14,120          40.74          3.48            3.48
   Five Years......................................                         12,149          21.26          3.93            3.93
   Three Years.....................................                         11,265          12.52          4.01            4.01
   One Year........................................                         10,475           4.70          4.70            4.70
------------------------------------------------------------------------------------------------------------------------------------
Kemper Technology Growth Subaccount                           -22.58
   Life of Subaccount (from 05/03/99)..............                         13,653          36.45         20.59           20.59
   Life of Portfolio (from 05/03/99)...............                         13,653          36.45         20.59           20.59
   One Year........................................                          7,746         -22.58        -22.58          -22.58
------------------------------------------------------------------------------------------------------------------------------------
Kemper Total Return Subaccount                                 -3.87
   Life of Subaccount (from 04/06/82)..............                         76,939         668.54         11.51           11.51
   Life of Portfolio (from 04/06/82)...............                         76,939         668.54         11.51           11.51
   Ten Years.......................................                         28,457         184.11         11.01           11.01
   Five Years......................................                         16,927          69.04         11.07           11.07
   Three Years.....................................                         12,398          23.85          7.39            7.39
   One Year........................................                          9,617          -3.87         -3.87           -3.87
------------------------------------------------------------------------------------------------------------------------------------
Kemper High Yield Subaccount(6)                                -9.85
   Life of Subaccount (from 04/06/82)..............                         55,199         451.14          9.54            9.54
   Life of Portfolio (from 04/06/82)...............                         55,199         451.14          9.54            9.54
   Ten Years.......................................                         26,119         160.73         10.06           10.06
   Five Years......................................                         11,317          12.94          2.46            2.46
   Three Years.....................................                          9,119          -8.95         -3.08           -3.08
   One Year........................................                          9,020          -9.85         -9.85           -9.85
------------------------------------------------------------------------------------------------------------------------------------
Kemper Growth Subaccount                                      -20.10
   Life of Subaccount (from 12/09/83)..............                         75,199         651.21         12.55           12.55
   Life of Portfolio (from 12/09/83)...............                         75,199         651.21         12.55           12.55
   Ten Years.......................................                         40,085         300.39         14.88           14.88
   Five Years......................................                         17,695          76.73         12.06           12.06
   Three Years.....................................                         12,303          22.89          7.11            7.11
   One Year........................................                          7,994         -20.10        -20.10          -20.10
------------------------------------------------------------------------------------------------------------------------------------
Kemper Government Securities Subaccount                         9.52
   Life of Subaccount (from 11/03/89)..............                         19,427          93.77          6.11            6.11
   Life of Portfolio (from 09/03/87)...............                         22,123         120.62          6.11             N/A
   Ten Years.......................................                         17,705          76.59          5.85            5.85
   Five Years......................................                         12,549          25.26          4.61            4.61
   Three Years.....................................                         11,516          15.02          4.78            4.78
   One Year........................................                         10,956           9.52          9.52            9.52
------------------------------------------------------------------------------------------------------------------------------------
Kemper Small Cap Growth Subaccount                            -11.86
   Life of Subaccount (from 05/02/94)..............                         30,350         203.20         18.11           18.11
   Life of Portfolio (from 05/02/94)...............                         30,350         203.20         18.11           18.11
   Five Years......................................                         23,110         130.88         18.22           18.22
   Three Years.....................................                         13,695          36.82         11.01           11.01
   One Year........................................                          8,819         -11.86        -11.86          -11.86
------------------------------------------------------------------------------------------------------------------------------------
Kemper Investment Grade Bond Subaccount                         8.50
   Life of Subaccount (from 05/01/96)..............                         12,378          23.56          4.64            4.64
   Life of Portfolio (from 05/01/96)...............                         12,378          23.56          4.64            4.64
   Three Years.....................................                         11,193          11.79          3.78            3.78
   One Year........................................                         10,855           8.50          8.50            8.50
------------------------------------------------------------------------------------------------------------------------------------

 The performance data quoted for the Subaccounts is based on past performance nd and is not representative of future results. Investments return and value principal value will fluctuate so that unit values, when redeemed, may be s worth more or less than their original cost. See page B-__ for additional information.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        AVERAGE
                                                                                                                        ANNUAL
                                                                                                                         TOTAL
                                                                                             TOTAL RETURN(1)           RETURN(2)
                                                                                            (Non-Standardized)       Standardized
------------------------------------------------------------------------------------------------------------------------------------
                                                            Year-to-Date                 Cumulative    Annualized     Annualized
                                                                 (%)          Ending        (%)           (%)             (%)
                                                              Return(3)      Value(4)      Return        Return         Return
------------------------------------------------------------------------------------------------------------------------------------
Scudder VLIF Capital Growth Subaccount                        -11.06%
   Life of Subaccount (from 05/01/98)..............                          $12,486        24.73%         8.64%           8.64%
   Life of Portfolio (from 07/16/85)...............                           76,929       668.59         14.10             N/A
   Ten Years.......................................                           44,956       349.11         16.21             N/A
   Five Years......................................                           22,979       129.56         18.08             N/A
   Three Years.....................................                           14,459        44.45         13.04             N/A
   One Year........................................                            8,899       -11.06        -11.06          -11.06
------------------------------------------------------------------------------------------------------------------------------------
Scudder VLIF International Subaccount (5)                     -22.71
   Life of Subaccount (from 05/01/98)..............                           11,789        17.77          6.33            6.33
   Life of Portfolio (from 05/01/87)...............                           32,812       227.50          9.06             N/A
   Ten Years.......................................                           25,912       158.66          9.97             N/A
   Five Years......................................                           16,845        68.22         10.96             N/A
   Three Years.....................................                           13,804        37.90         11.31             N/A
   One Year........................................                            7,733       -22.71        -22.71          -22.71
------------------------------------------------------------------------------------------------------------------------------------
Scudder VLIF Bond Subaccount                                    9.15
   Life of Subaccount (from 05/03/99)..............                           10,698         6.90          4.10            4.10
   Life of Portfolio (from 07/16/85)...............                           26,635       165.64          6.52             N/A
   Ten Years.......................................                           18,370        83.24          6.24             N/A
   Five Years......................................                           12,299        22.76          4.19             N/A
   Three Years.....................................                           11,243        12.30          3.94             N/A
   One Year........................................                           10,919         9.15          9.15            9.15
------------------------------------------------------------------------------------------------------------------------------------
Alger American Growth Subaccount                              -15.87
   Life of Subaccount (from 05/03/99)..............                           10,017         0.10          0.06            0.06
   Life of Portfolio (from 01/06/89)...............                           71,604       615.49         17.84             N/A
   Ten Years.......................................                           56,788       467.43         18.96             N/A
   Five Years......................................                           22,607       125.84         17.70             N/A
   Three Years.....................................                           16,261        62.47         17.56             N/A
   One Year........................................                            8,418       -15.87        -15.87          -15.87
------------------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Subaccount                -28.14
   Life of Subaccount (from 05/03/99)..............                            9,880        -1.28         -0.77           -0.77
   Life of Portfolio (from 09/20/88)...............                           52,936       428.80         14.52             N/A
   Ten Years.......................................                           31,510       214.64         12.15             N/A
   Five Years......................................                           13,155        31.32          5.60             N/A
   Three Years.....................................                           11,622        16.08          5.10             N/A
   One Year........................................                            7,191       -28.14        -28.14          -28.14
------------------------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Subaccount                          N/A
   Life of Subaccount (from 07/03/00)..............                              N/A          N/A           N/A             N/A
       Life of Portfolio (from 04/30/93)...........                           43,280       332.45         21.03             N/A
   Five Years......................................                           22,684       126.61         17.78             N/A
   Three Years.....................................                           18,072        80.58         21.78             N/A
   One Year........................................                           10,784         7.79          7.79             N/A
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Subaccount                                 -15.65
   Life of Subaccount (from 09/13/95)..............                           23,531       135.07         17.50           17.50
   Life of Portfolio (from 09/14/93)...............                           30,611       205.78         16.56             N/A
   Five Years......................................                           22,772       127.49         17.87           17.87
   Three Years.....................................                           16,071        60.57         17.10           17.10
   One Year........................................                            8,439       -15.65        -15.65          -15.65
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Subaccount                      -32.71
   Life of Subaccount (from 09/13/95)..............                           24,860       148.36         18.73           18.73
   Life of Portfolio (from 09/14/93)...............                           40,168       301.35         20.98             N/A
   Five Years......................................                           23,543       135.20         18.66           18.66
   Three Years.....................................                           19,863        98.49         25.67           25.67
   One Year........................................                            6,734       -32.71        -32.71          -32.71
------------------------------------------------------------------------------------------------------------------------------------

 The performance data quoted for the Subaccounts is based on past performance and is not representative of future results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth more or less than their original cost. See page B-__ for additional information.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         AVERAGE
                                                                                                                         ANNUAL
                                                                                                                          TOTAL
                                                                                              TOTAL RETURN(1)           RETURN(2)
                                                                                             (Non-Standardized)       Standardized
                                                                                             ------------------      ---------------
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year-to-Date                 Cumulative    Annualized     Annualized
                                                                  (%)          Ending        (%)           (%)            (%)
                                                               Return(3)      Value(4)      Return        Return         Return
                                                               ---------      --------      ------        ------         ------
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Subaccount (5)                       -16.76%
   Life of Subaccount (from 09/13/95)......................                  $27,581         175.57%        21.08%          21.08%
   Life of Portfolio (from 09/14/93).......................                   39,539         295.06         20.72             N/A
   Five Years..............................................                   26,442         164.19         21.45           21.45
   Three Years.............................................                   17,215          72.01         19.82           19.82
   One Year................................................                    8,329         -16.76        -16.76          -16.76
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Subaccount............................        -3.52
   Life of Subaccount (from 09/13/95)......................                   23,364         133.40         17.35           17.35
   Life of Portfolio (from 09/14/93).......................                   29,011         189.78         15.70             N/A
   Five Years..............................................                   22,147         121.25         17.21           17.21
   Three Years.............................................                   16,019          60.05         16.97           16.97
   One Year................................................                    9,652          -3.52         -3.52           -3.52
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Subaccount......................         7.04
   Life of Subaccount (from 05/01/96)......................                   16,787          67.66         11.71           11.71
   Life of Portfolio (from 10/09/86).......................                   50,150         400.85         11.99             N/A
   Ten Years...............................................                   43,741         336.96         15.89             N/A
   Five Years..............................................                   17,705          76.82         12.07             N/A
   Three Years.............................................                   12,398          23.85          7.39            7.39
   One Year................................................                   10,709           7.04          7.04            7.04
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Subaccount.............................       -12.12
   Life of Subaccount (from 05/01/96)......................                   20,774         107.53         16.94           16.94
   Life of Portfolio (from 10/09/86).......................                   72,619         625.55         14.94             N/A
   Ten Years...............................................                   54,865         448.20         18.55             N/A
   Five Years..............................................                   22,716         126.93         17.81             N/A
   Three Years.............................................                   16,443          64.29         18.00           18.00
   One Year................................................                    8,792         -12.12        -12.12          -12.12
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Subaccount (8)......................       -10.68
   Life of Subaccount (from 05/01/96)......................                   20,105         100.84         16.12           16.12
   Life of Portfolio (from 08/27/92).......................                   33,248         232.10         15.47             N/A
   Five Years..............................................                   21,431         114.08         16.44             N/A
   Three Years.............................................                   13,480          34.66         10.43           10.43
   One Year................................................                    8,936         -10.68        -10.68          -10.68
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Subaccount.........................        -7.82
   Life of Subaccount (from 05/01/96)......................                   19,876          98.55         15.84           15.84
   Life of Portfolio (from 01/03/95).......................                   29,435         194.08         19.72             N/A
   Five Years..............................................                   21,327         113.04         16.33             N/A
   Three Years.............................................                   14,530          45.16         13.23           13.23
   One Year................................................                    9,223          -7.82         -7.82           -7.82
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth Subaccount.............       -11.76
   Life of Subaccount (from 05/03/99)......................                    9,649          -3.59         -2.18           -2.18
   Life of Portfolio (from 10/30/97).......................                   13,871          38.56         10.85             N/A
   Three Years.............................................                   12,894          28.81          8.80             N/A
   One Year................................................                    8,828         -11.76        -11.76          -11.76
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Value Subaccount.......................        16.64
   Life of Subaccount (from 05/03/99)......................                   10,278           2.70          1.62            1.62
   Life of Portfolio (from 05/01/96).......................                   16,403          63.82         11.16             N/A
   Three Years.............................................                   11,829          18.15          5.72             N/A
   One Year................................................                   11,669          16.64         16.64           16.64
------------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Small Company Subaccount.......................       -12.46
   Life of Subaccount (from 05/03/99)......................                   12,459          24.52         14.12           14.12
   Life of Portfolio (from 12/31/94).......................                   22,263         122.36         14.25             N/A
   Five Years..............................................                   16,963          69.41         11.12             N/A
   Three Years.............................................                   11,657          16.43          5.20             N/A
   One Year................................................                    8,759         -12.46        -12.46          -12.46
------------------------------------------------------------------------------------------------------------------------------------

The performance data quoted for the Subaccounts is based on past performance and is not representative of future results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth more or less than their original cost. See page B-__ for additional information.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         AVERAGE
                                                                                                                         ANNUAL
                                                                                                                          TOTAL
                                                                                              TOTAL RETURN(1)           RETURN(2)
                                                                                             (Non-Standardized)       Standardized
                                                                                             ------------------      ---------------
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year-to-Date                 Cumulative    Annualized     Annualized
                                                                  (%)          Ending        (%)           (%)            (%)
                                                               Return(3)      Value(4)      Return        Return         Return
                                                               --------       --------      ------        ------         ------
------------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust-Emerging Markets Subaccount (5)              -32.44%
   Life of Subaccount (from 05/01/98).....................                   $ 9,893          -1.19%        -0.45%          -0.45%
   Life of Portfolio (from 12/31/97)......................                     9,893          -1.21         -0.40             N/A
   Three Years............................................                     9,893          -1.21         -0.40             N/A
   One Year...............................................                     6,760         -32.44        -32.44          -32.44
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible Growth Subaccount............        -12.17
   Life of Subaccount (from 05/03/99).....................                    10,460           4.53          2.70            2.70
   Life of Portfolio (from 10/07/93)......................                    31,169         211.36         17.00             N/A
   Five Years.............................................                    21,879         118.56         16.93             N/A
   Three Years............................................                    14,419          44.05         12.94             N/A
   One Year...............................................                     8,787         -12.17        -12.17          -12.17
------------------------------------------------------------------------------------------------------------------------------------

The performance data quoted for the Subaccounts is based on past performance and is not representative of future results. Investments return and principal value will fluctuate so that unit values, when redeemed, may be worth more or less than their original cost. See page B-__ for additional information.

PERFORMANCE FIGURES--NOTES

*    N/A Not Applicable


(1) The Nonstandardized Total Return figures quoted are based on a hypothetical $10,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except any charge for applicable premium taxes which may be imposed in certain states and a prorated portion of the Records Maintenance Charge. The Nonstandardized Total Return figures do not reflect the current charge for the MIAA program, the Guaranteed Minimum Death Benefit rider, the Earnings Based Death Benefit rider and the Guaranteed Retirement Income Benefit rider. If such charges were reflected, Nonstandardized Total Return would be lower.



(2) The Standardized Average Annual Total Return figures quoted are based on a hypothetical $1,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract including a prorated portion of the Records Maintenance Charge. Premium taxes are not reflected. The Standardized Average Annual Total Return figures do not reflect the current charge for the MIAA program, the Guaranteed Minimum Death Benefit rider, the Earnings Based Death Benefit rider and the Guaranteed Retirement Income Benefit rider. If such charges were reflected, Standardized Average Annual Total Return would be lower.


(3) The Year to Date percentage return figures quoted are based on the change in unit values for the period January 1, 2000 through December 31, 2000.


(4) The Ending Values quoted are based on a $10,000 initial investment and assumes the deduction of all recurring charges and fees applicable under the Contract except any charge for applicable premium taxes which may be imposed in certain states.

(5) There are special risks associated with investing in non-U.S. companies, including fluctuating foreign currency exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect portfolio securities.

(6) The high yield potential offered by this Subaccount reflects the substantial risks associated with investments in high-yield bonds.

(7) An investment in the Kemper Money Market Subaccount is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Kemper Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

(8)  Returns are based on historical results for Initial Class Shares.

APPENDIX B

STATE PREMIUM TAX CHART
                                                                                                          Rate of Tax
                                                                                                          Qualified   Non-Qualified
State                                                                                                       Plans         Plans
California.............................................................................................       0.50%           2.35%*
Maine..................................................................................................         --            2.00%
Mississippi............................................................................................         --            1.00%
Nevada.................................................................................................         --            3.50%*
North Carolina ........................................................................................         --            1.90%
Pennsylvania ........................................................................................           --            2.00%
South Dakota...........................................................................................         --            1.25%
Washington D.C. ....................................................................................          2.25%           2.25%
West Virginia..........................................................................................       1.00%           1.00%
Wyoming................................................................................................         --            1.00%

* Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Contract Value.

                                     PART C

                               OTHER INFORMATION


Item 24. Financial Statements and Exhibits

(a) Financial Statements to be included in Part A:

      Condensed Financial Information

      Kemper Investors Life Insurance Company and Subsidiaries

        Report of Independent Accountants

        Kemper Investors Life Insurance Company and Subsidiaries Consolidated Balance Sheets as of December 31, 2000 and 1999

        Kemper Investors Life Insurance Company and Subsidiaries Consolidated Statement of Operations, years ended December 31, 2000, 1999 and 1998

        Kemper Investors Life Insurance Company and Subsidiaries Consolidated Statements of Comprehensive Income, years ended December 31, 2000, 1999 and 1998

        Kemper Investors Life Insurance Company and Subsidiaries Consolidated Statement of Stockholder's Equity, years ended December 31, 2000, 1999 and 1998

        Kemper Investors Life Insurance Company and Subsidiaries Consolidated Statement of Cash Flows, years ended December 31, 2000, 1999 and 1998

        Notes to Consolidated Financial Statements

(b) Financial Statements to be included in Part B:

      KILICO Variable Annuity Separate Account

          Report of Independent Accountants

          Combined Statement of Assets and Liabilities and Contract Owners' Equity as of December 31, 2000

          Combined Statement of Operations for the Year Ended December 31, 2000

          Combined Statements of Changes in Contract Owners' Equity for the Years Ended December 31, 2000 and 1999

          Notes to Financial Statements

(c) Exhibits:

/3/1.1 A copy of resolution of the Board of Directors of Kemper Investors Life Insurance Company dated September 13, 1977.

/3/1.2 A copy of Record of Action of Kemper Investors Life Insurance Company dated April 15, 1983.

2.      Not Applicable.

/2/3.1 Distribution Agreement between Investors Brokerage Services, Inc. and KILICO.

/1/3.2     Addendum to Kemper Financial Services, Inc. Selling Group Agreement.

/20/4.1    Form of Group Variable and Market Value Adjusted Annuity Contract.

/20/4.2 Form of Certificate to Variable and Market Value Adjusted Annuity Contract.

/20/4.3    Form of Individual Variable and Market Value Adjusted Annuity
           Contract.

/20/4.4    Unisex Rider.

/20/4.5    Qualified Plan Rider.

/21/4.6    Form of Guaranteed Minimum Death Benefit Rider.

/21/4.7    Form of Earnings Based Death Benefit Rider.

/21/4.8    Form of Guaranteed Retirement Income Benefit Rider.

/20/5.1    Form of Group Master Application.

/20/5.2    Form of Variable Annuity Application.

/2/6.1     Kemper Investors Life Insurance Company Articles of Incorporation.

/4/6.2     Kemper Investors Life Insurance Company Bylaws.

7.         Not Applicable.

/7/8.1 Fund Participation Agreement among KILICO, Kemper Investors Fund (now known as Scudder Variable Series II), Zurich Kemper Investments, Inc. (now known as Zurich Scudder Investments, Inc.) and Kemper Distributors, Inc. (now known as Scudder Distributors, Inc.).

/6/8.2(a)  Participation Agreement between KILICO and Scudder Variable Life
           Investment Fund (now known as Scudder Variable Series I).

/6/8.2(b)  Participating Contract and Policy Agreement between KILICO and
           Scudder Kemper Investments, Inc. (now known as Zurich Scudder Investments, Inc.).

/6/8.2(c)  Indemnification Agreement between KILICO and Scudder Kemper
           Investments, Inc. (now known as Zurich Scudder Investments, Inc.).

/5/8.3(a)  Fund Participation Agreement by and among The Alger American Fund,
           KILICO and Fred Alger & Company Incorporated.

/5/8.3(b)  Service Agreement between Fred Alger Management, Inc. and KILICO
           (redacted).

/8/8.4(a)  Fund Participation Agreement among KILICO, Fidelity Variable
           Insurance Products Fund and Fidelity Distributors Corporation.

/9/8.4(b)  Third Amendment to Fund Participation Agreement among KILICO,
           Fidelity Variable Insurance Products Fund and Fidelity Distributors Corporation.

/8/8.4(c)  Fund Participation Agreement among KILICO, Fidelity Variable
           Insurance Products Fund II and Fidelity Distributors Corporation.

/10/8.4(d)  Amendment to Fund Participation Agreement among KILICO, Fidelity
            Variable Insurance Products Fund II and Fidelity Distributors Corporation.

/11/8.5(a)  Fund Participation Agreement among KILICO, Janus Aspen Series and
            Janus Capital Corporation.

/12/8.5(b)  Service Agreement between KILICO and Janus Capital Corporation.

/15/8.6 Fund Participation Agreement by and between KILICO and American Century Investment Management, Inc.

/16/8.7 Fund Participation Agreement between KILICO and J.P. Morgan Series Trust II.

/7/8.8(a)   Participation Agreement By and Among KILICO and Warburg, Pincus
            Trust and Credit Suisse Asset Management, LLC (successor to Warburg
            Pincus Asset Management, Inc.) and Credit Suisse Asset Management
            Securities, Inc. (f/k/a Counsellors Securities Inc.).

/14/8.8(b)  Service Agreement between Credit Suisse Asset Management, LLC
            (successor to Warburg Pincus Asset Management, Inc.) and Federal Kemper Life Assurance Company and KILICO.

/17/8.8(c)  Restatement of Participation Agreement among Counsellors Securities
            Inc., Warburg Pincus Asset Management, Inc. and/or the Warburg Pincus Funds and KILICO.

/13/8.9(a)  Fund Participation Agreement between KILICO and The Dreyfus Socially
            Responsible Growth Fund, Inc.

/5/8.9(b)   November 1, 1999 Amendment to Fund Participation Agreement between
            KILICO.

/5/8.9(c)   Administrative Services Agreement by and between The Dreyfus
            Corporation and KILICO (redacted).

/5/8.9(d)   November 1, 1999 Amendment to Administrative Services Agreement by
            and between The Dreyfus Corporation and KILICO (redacted).

/21/9.      Opinion and Consent of Counsel.

      10.   Consents of PricewaterhouseCoopers LLP, Independent Accountants.

      11.   Not Applicable.

      12.   Not Applicable.

      13.   Schedules for Computation of Performance Information.

/18/16.1 Schedule III: Supplementary Insurance Information (years ended December 31, 2000 and 1999).

/18/16.2    Schedule IV: Reinsurance (year ended December 31, 2000).

/19/16.3    Schedule IV: Reinsurance (year ended December 31, 1999).

/6/16.4     Schedule IV: Reinsurance (year ended December 31, 1998).

/18/16.5 Schedule V: Valuation and qualifying accounts (year ended December 31, 2000).

/19/16.6 Schedule V: Valuation and qualifying accounts (year ended December 31, 1999).

/6/16.7 Schedule V: Valuation and qualifying accounts (year ended December 31, 1998).

__________

/1/ Incorporated herein by reference to Exhibits filed with Amendment No. 32 to the Registration Statement on Form N-4 for KILICO Variable Annuity Separate Account (File No. 811-3199) filed on or about April 27, 1995.

/2/ Incorporated herein by reference to Exhibits filed with the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 12, 1996.

/3/ Incorporated herein by reference to Exhibits filed with the Registration Statement on Form N-4 for KILICO (File No. 333-22375) filed on or about February 26, 1997.

/4/ Incorporated herein by reference to Amendment No. 2 to the Registration Statement on Form S-1 for KILICO (File No. 333-02491) filed on or about April 23, 1997.

/5/ Incorporated herein by reference to Amendment No. 6 to the Registration Statement on Form S-1 for KILICO (File No. 333-22389) filed on or about April 17, 2000.

/6/ Incorporated herein by reference to Amendment No. 5 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 20, 1999.

/7/ Incorporated herein by reference to Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-22389) filed on or about April 8, 1998.

/8/ Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 26, 1996.

/9/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-88845) filed on or about December 29, 1999.

/10/ Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 33-65399) filed on or about April 23, 1999.

/11/ Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about September 14, 1995.

/12/ Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1997.

/13/ Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 28, 1998.

/14/ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of FKLA Variable Separate Account on Form S-6 (File No. 33-79808) filed on or about April 30, 1997.

/15/ Incorporated herein by reference to the Initial Registration Statement on Form S-1 (File No. 333-32840) filed on or about March 20, 2000.

/16/ Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (File No. 2-72671) filed on or about April 26, 2000.

/17/ Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-22375) filed on or about September 14, 1999.

/18/ Incorporated herein by reference to Form 10-K for Kemper Investors Life
     Insurance Company for fiscal year ended December 31, 2000 filed on or about March 28, 2001.

/19/ Incorporated herein by reference to Amendment No. 4 to the Registration
     Statement on Form S-1 (File No. 333-02491) filed on or about April 20,
     1999.

/20/ Incorporated herein by reference to Amendment No. 1 to the Registration
     Statement on Form S-1 (File No. 333-32632) filed on or about June 21, 2000.

/21/ Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-32840) filed on or about March 2, 2001.


Item 25. Directors and Officers of Kemper Investors Life Insurance Company

    The directors and officers of KILICO are listed below together with their current positions. The address of each officer and director is 1 Kemper Drive, Long Grove, Illinois 60049.


           Name                         Office with KILICO
           ----                         ------------------

Gale K. Caruso............   President, Chief Executive Officer and Director
Eliane C. Frye............   Executive Vice President and Director
Frederick L. Blackmon.....   Executive Vice President, Chief Financial Officer
                               and Director
Russell M. Bostick........   Executive Vice President and Chief Information
                               Officer
James C. Harkensee........   Executive Vice President
James E. Hohmann..........   Executive Vice President and Director
Edward K. Loughridge......   Executive Vice President and Corporate Development
                               Officer
Debra P. Rezabek..........   Executive Vice President, General Counsel,
                               Corporate Secretary and Director
Edward L. Robbins.........   Executive Vice President and Chief Actuary
Ivor K. H. Tham...........   Executive Vice President
George Vlaisavljevich.....   Executive Vice President
Martin D. Feinstein.......   Chairman of the Board


Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

      See Exhibit 14 for organizational charts of persons under common control with Kemper Investors Life Insurance Company.

      Investors Brokerage Services, Inc. and Investors Brokerage Services Insurance Agency, Inc., Delaware corporations, are wholly owned subsidiaries of KILICO.


Item 27. Number of Contract Owners

    As of April 9, 2001, the Registrant had approximately 59 qualified and non-qualified Zurich Preferred Contract Owners.

Item 28. Indemnification

    To the extent permitted by law of the State of Illinois and subject to all applicable requirements thereof, Article VI of the By-Laws of Kemper Investors Life Insurance Company ("KILICO") provides for the indemnification of any person against all expenses (including attorneys fees), judgments, fines, amounts paid in settlement and other costs actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in which he is a party or is threatened to be made a party by reason of his being or having been a director, officer, employee or agent of KILICO, or serving or having served, at the request of KILICO, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of his holding a fiduciary position in connection with the management or administration of retirement, pension, profit sharing or other benefit plans including, but not limited to, any fiduciary liability under the Employee Retirement Income Security Act of 1974 and any amendment thereof, if he acted in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of KILICO, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of KILICO, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. No indemnification shall be made in respect of any claim, issue or matter as to which a director or officer shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, employees or agents of KILICO pursuant to the foregoing provisions, or otherwise, KILICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by KILICO of expenses incurred or paid by a director, officer, employee or agent of KILICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer, employee or agent of KILICO in connection with variable annuity contracts, KILICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by KILICO is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29.(a) Principal Underwriter

     Investors Brokerage Services, Inc. acts as principal underwriter for KILICO Variable Annuity Separate Account, KILICO Variable Separate Account, Kemper Investors Life Insurance Company Variable Annuity Account C and FKLA Variable Separate Account.


Item 29.(b) Information Regarding Principal Underwriter, Investors Brokerage Services, Inc

    The address of each officer is 1 Kemper Drive, Long Grove, IL 60049.


                                             Position and Offices
         Name                                  with Underwriter
         ----                                  ----------------

     Gale K. Caruso....................   Chairman and Director
     Michael E. Scherrman..............   President and Director
     David S. Jorgensen................   Vice President and Treasurer
     Thomas K. Walsh...................   Assistant Vice President
     Debra P. Rezabek..................   Secretary
     Frank J. Julian...................   Assistant Secretary
     Allen R. Reed.....................   Assistant Secretary
     Eliane C. Frye....................   Director
     George Vlaisavljevich.............   Director


Item 29.(c)


  Not Applicable.

Item 30. Location of Accounts and Records

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Kemper Investors Life Insurance Company at its home office at 1 Kemper Drive, Long Grove, Illinois 60049 or at Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

Item 31. Management Services

  Not Applicable

Item 32. Undertakings and Representations


          a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

          b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940

          Kemper Investors Life Insurance Company ("KILICO") represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by KILICO.

Representation Regarding Contracts Issued to Participants of Tax-Sheltered Annuity Programs

          KILICO, depositor and sponsor of Registrant, KILICO Variable Annuity Separate Account (the "Separate Account"), and Investors Brokerage Services, Inc. ("IBS"), the principal underwriter of the Group Flexible Premium Modified Guaranteed, Fixed and Variable Deferred Annuity Contracts (the "Contracts") issued by Registrant, will issue the Contracts to participants in IRC 403(b) Tax-Sheltered Annuity Programs in reliance upon, and in compliance with, the no-action letter dated November 28, 1988 to American Council of Life Insurance. In connection therewith, KILICO, the Separate Account and IBS represent that they will:

          1. Include appropriate disclosure regarding the restrictions on redemptions imposed by IRC Section 403(b)(11) in each registration statement, including the Prospectus, used in connection with IRC 403(b) Tax-Sheltered Annuity Programs;

          2. Include appropriate disclosure regarding the restrictions on redemptions imposed by IRC Section 403(b)(11) in any sales literature used in connection with the offer of Contracts to 403(b) participants;

          3. Instruct salespeople who solicit participants to purchase Contracts specifically to bring the restrictions on redemption imposed by 403(b)(11) to the attention of potential participants; and

Obtain from each participant who purchases an IRC Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by IRC Section 403(b) and the investment alternatives available under the employer's IRC Section 403(b) arrangement, to which the participant may elect to transfer his or her contract value.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, KILICO Variable Annuity Separate Account has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Grove and State of Illinois on the 25th day of April, 2001.

                              KILICO VARIABLE ANNUITY SEPARATE ACCOUNT
                              (Registrant)
                              By: Kemper Investors Life Insurance Company

                              BY: /s/ GALE K. CARUSO
                                --------------------
                              Gale K. Caruso, President and Chief Executive Officer

                              KEMPER INVESTORS LIFE INSURANCE COMPANY
                              (Depositor)

                              BY:  /s/ GALE K. CARUSO
                                   ------------------
                              Gale K. Caruso, President and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Kemper Investors Life Insurance Company in the capacities indicated on the 25th day of April, 2001.


               Signature                          Title
               ---------                          -----

/s/ Gale K. Caruso               President, Chief Executive Officer and Director
---------------------------
Gale K. Caruso                   (Principal Executive Officer)


/s/ MARTIN D. FEINSTEIN          Chairman of the Board
---------------------------
Martin D. Feinstein

/s/ Frederick L. Blackmon        Executive Vice President, Chief Financial
---------------------------
Frederick L. Blackmon            Officer and Director (Principal Financial
                                 Officer and Principal Accounting Officer)

/s/ Eliane C. Frye               Director
---------------------------
Eliane C. Frye

/s/ James E. Hohmann             Director
---------------------------
James E. Hohmann

/s/ DEBRA P. REZABEK             Director
---------------------------
Debra P. Rezabek

                                 EXHIBIT INDEX

                                                                                               Sequential
  Exhibit                                                                                         Page
   Number                                           Title                                        Number*
   ------                                           -----                                        -------
     10.       Consents of PricewaterhouseCoopers LLP, Independent Accountants.

     13.       Schedules for Computation of Performance Information.